UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                     ---------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                        Date of fiscal year end: July 31
                                                 -------

                     Date of reporting period: July 31, 2009
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



--------------------------------------------------------------------------------


[LOGO OMITTED]     FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund

Annual Report                  July 31, 2009




--------------------------------------------------------------------------------


Sector Series
-------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

Core Series
-----------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund

Style Series
------------
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

Multi Cap Series
----------------
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                          AlphaDEX(R) Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.


--------------------------------------------------------------------------------

Front Cover

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2009

Shareholder Letter......................................................  2
Market Overview.........................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund...............  4
      First Trust Consumer Staples AlphaDEX(R) Fund.....................  6
      First Trust Energy AlphaDEX(R) Fund...............................  8
      First Trust Financials AlphaDEX(R) Fund........................... 10
      First Trust Health Care AlphaDEX(R) Fund.......................... 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund........ 14
      First Trust Materials AlphaDEX(R) Fund............................ 16
      First Trust Technology AlphaDEX(R) Fund........................... 18
      First Trust Utilities AlphaDEX(R) Fund............................ 20
      First Trust Large Cap Core AlphaDEX(R) Fund....................... 22
      First Trust Mid Cap Core AlphaDEX(R) Fund......................... 24
      First Trust Small Cap Core AlphaDEX(R) Fund....................... 26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund........ 28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund....... 30
      First Trust Multi Cap Value AlphaDEX(R) Fund...................... 32
      First Trust Multi Cap Growth AlphaDEX(R) Fund..................... 34
Notes to Fund Performance Overview...................................... 36
Understanding Your Fund Expenses........................................ 37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund............... 39
      First Trust Consumer Staples AlphaDEX(R) Fund..................... 42
      First Trust Energy AlphaDEX(R) Fund............................... 43
      First Trust Financials AlphaDEX(R) Fund........................... 44
      First Trust Health Care AlphaDEX(R) Fund.......................... 47
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund........ 49
      First Trust Materials AlphaDEX(R) Fund............................ 51
      First Trust Technology AlphaDEX(R) Fund........................... 53
      First Trust Utilities AlphaDEX(R) Fund............................ 55
      First Trust Large Cap Core AlphaDEX(R) Fund....................... 57
      First Trust Mid Cap Core AlphaDEX(R) Fund......................... 63
      First Trust Small Cap Core AlphaDEX(R) Fund....................... 68
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund........ 75
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund....... 79
      First Trust Multi Cap Value AlphaDEX(R) Fund...................... 83
      First Trust Multi Cap Growth AlphaDEX(R) Fund..................... 91
Statements of Assets and Liabilities.................................... 98
Statements of Operations................................................102
Statements of Changes in Net Assets.....................................106
Financial Highlights....................................................114
Notes to Financial Statements...........................................122
Report of Independent Registered Public Accounting Firm.................131
Additional Information..................................................132
Board of Trustees and Officers..........................................136
Risk Considerations.....................................................138

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 Annual Report
                                 July 31, 2009


Dear Shareholders:

The first half of 2009 brought more positive news to the U.S. and global markets, easing some of the worries of both economists and investors. In fact, many economists now believe that the recession that began in December 2007 ended in March 2009. The Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to July 31, 2009, was 47.09%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund for the period covered by the report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

--------------------------------------------------------------------------------
Market Overview
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  Annual Report
                                  July 31, 2009

[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

State of the Economy

Perhaps the best way to characterize the current economic climate is to say that things are "less bad." That the good news is "less bad" is a marked improvement over six months ago when the prevailing sentiment was teetering on "dire." The government's monetary and fiscal initiatives, which we outlined in our last discussion, proved effective in backstopping the U.S. financial system. This was critical for the sake of the economy as well as the securities markets. Neither one tends to function very well when confidence levels are extremely low. The Conference Board's Consumer Confidence Index, for example, hit an all-time low of 25.30 in February 2009, but rebounded to 47.40 in July. The all-time high was
144.70 in January 2000, which suggests that despite the huge rally in stocks off their March 9th lows, there are still plenty of skeptics to convert.

A consensus among economists, however, has been building for months in favor of a second half economic recovery. In its July survey, the Blue Chip Economic Indicators found that 65.4% of the economists polled believe the National Bureau of Economic Research will declare the current recession, which began in December 2007, over in the third quarter. They are forecasting a GDP growth rate of 1.0% (annualized) for the third quarter of 2009. Economists are looking for 2.0% growth in 2010, including a 3.0% growth rate in the fourth quarter of 2010. That represents a substantial turnaround from the previous four quarters (third quarter 2008 - second quarter 2009) of GDP output, which ranged from -1.0% to -6.4%.

The capital markets were largely frozen from the second half of 2007 through most of the first quarter of 2009. The success of the aforementioned government initiatives, particularly the actions of the Federal Reserve, helped induce a much needed thawing process. Any economic recovery depends on the ability of corporations to secure capital to fund their operations. Statistics tracking new corporate bond issuance show they are generally able to do so. Corporations issued a record $903.0 billion worth of debt in the U.S. in the first half of 2009, according to Thomson Reuters. Global corporate bond issuance set a record as well with $1.791 trillion in sales, according to Standard & Poor's.

U.S. Stocks and Bonds

All of the major U.S. stock indices posted negative returns for the 12-month period ended July 2009. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were down -20.0%, -20.3%, and -19.3%, respectively, according to Bloomberg. Not one of the 10 major sectors in the S&P 500 Index posted a gain. The top performing sector was Consumer Staples (-7.7%), while the poorest showing went to Financials (-37.5%). The silver lining amidst all of the negativity is the perceived bottoming of the stock market on March 9, 2009.

The VIX Volatility Index, which we noted in the Semi-Annual Report for being excessively high, plunged in the first seven months of 2009. The VIX stood at
40.00 on 12/31/08. Over the past decade, the average reading for the VIX was 21.86, according to Bloomberg. We previously cited a prediction by Bespoke Investment Group that said if the VIX could manage to work its way down into the 30s we could see higher stock prices. Well, not only did it trend into the 30s, it closed July 2009 at 25.92. The S&P 500 Index posted a gain of 47.2% from its March 9th low through July 31.

In the U.S. bond market, the top performing group was GNMAs. The Barclays Capital GNMA 30 Year Index posted a total return of 9.7%. The Barclays Municipal
Bond: Long Bond (22+) Index posted the worst return, gaining just 0.1%. For the six-month period ended July 2009, high-yield corporate bonds performed the best by far. The Barclays Capital U.S. Corporate High Yield Index returned 30.6%. One can deduce from a gain of that magnitude that investors may be more comfortable with the notion that an economic recovery is on the horizon.

Foreign Stocks and Bonds

Like the U.S., the best performing areas of the overseas markets were debt securities. The Barclays Capital Global Aggregate Index of higher quality debt gained 4.9% (USD) for the 12-month period ended July 2009, while the MSCI World Index (excluding the U.S.) of stocks from developed countries declined -22.3%
(USD). The Barclays Capital Global Emerging Markets Index of debt securities gained 1.7% (USD), while the MSCI Emerging Markets Index of stocks declined -17.3% (USD). The U.S. dollar dinged returns a bit for U.S. investors by appreciating 5.6% against a basket of major currencies.

--------------------------------------------------------------------------------
Fund Performance Overview
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext"), to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                    -9.12%             -17.66%                  -35.17%
 Market Price                                                           -8.92%             -17.63%                  -35.12%
INDEX PERFORMANCE
 StrataQuant(R) Consumer Discretionary Index                            -8.25%             -16.98%                  -33.99%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Consumer Discretionary Index                                -9.35%             -16.61%                  -33.34%
 Russell 1000(R) Consumer Discretionary Index(1)                          NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXD's net asset value ("NAV") return of -9.12% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Consumer Discretionary Index return of -9.35% by +0.23%. The Consumer Discretionary sector was hit particularly hard by the market drop in the fourth quarter of 2008 and the ensuing slowdown in consumer spending. As confidence and stability started to return to the economy late in the first quarter of 2009, the Fund rebounded sharply. Specialty retail led all industries with a +5.0% contribution to total return. The media industry was hit hardest over the period covered by this report, detracting -5.7% from total return, though the industry still contributed +3.7% to outperformance. Performance relative to the benchmark was hindered by the Fund's exposure to the Consumer Staples, Industrials, and Information Technology sectors, which contributed a total of -6.7% to total return despite low weightings. The benchmark was not exposed to these sectors. Signet Jewelers Ltd. (SIG) was the strongest stock in the Fund, leading all holdings in absolute performance (+119.3%) and contribution to total return (+1.8%). SIG was only in the Fund for six months of the twelve month period ended July 31, 2009.


--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
       Signet Jewelers Ltd.               Ticketmaster Entertainment, Inc.
      Avis Budget Group, Inc.                  AnnTaylor Stores Corp.
     O'Reilly Automotive, Inc.                       MGM MIRAGE
   Interval Leisure Group, Inc.         Clear Channel Outdoor Holdings, Inc.
    Goodyear Tire & Rubber Co.                   Office Depot, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index (formerly known as the Russell 1000(R) Consumer Discretionary and Services Index) because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         94.28%
 Consumer Staples                                2.08
 Industrials                                     1.74
 Information Technology                          1.90
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Goodyear Tire & Rubber Co.                      1.85%
 TRW Automotive Holdings Corp.                   1.82
 Expedia, Inc.                                   1.68
 Penske Automotive Group, Inc.                   1.52
 Snap-on, Inc.                                   1.52
 AutoNation, Inc.                                1.46
 Chico's FAS, Inc.                               1.44
 Chipotle Mexican Grill, Inc., Class A           1.44
 priceline.com, Inc.                             1.42
 Garmin Ltd.                                     1.42
                                               -------
    Total                                       15.57%
                                               =======



                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

----------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Discretionary   Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Discretionary Index     Index               Discretionary Index
----------------------------------------------------------------------------------------------------------
5/8/2007         $10,000                 $10,000                 $10,000             $10,000
7/31/2007        $ 9,415                 $ 9,439                 $ 9,674             $ 9,418
7/31/2008        $ 7,133                 $ 7,193                 $ 8,647             $ 7,355
7/31/2009        $ 6,482                 $ 6,600                 $ 6,903             $ 6,667

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        15                         0                          0                         0
8/1/07 - 7/31/08                        134                         7                          0                         0
8/1/08 - 7/31/09                        112                         5                          4                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        42                         0                          0                         0
8/1/07 - 7/31/08                        104                         3                          2                         0
8/1/08 - 7/31/09                        124                         9                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                    -7.14%              -7.32%                  -15.59%
 Market Price                                                           -7.14%              -7.32%                  -15.59%
INDEX PERFORMANCE
 StrataQuant(R) Consumer Staples Index                                  -6.56%              -6.64%                  -14.23%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Consumer Staples Index                                      -7.70%              -1.87%                   -4.13%
 Russell 1000(R) Consumer Staples Index(1)                                NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXG's NAV return of -7.14% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Consumer Staples Index return of -7.70% by +0.56%. Though generally resilient in down cycles, not even the Consumer Staples sector was immune to the market downturn that began in the fourth quarter of 2008. The food & staples retailing and food products industries each detracted -3.2% from the Fund's total return. SUPERVALU, Inc.
(SVU) was the worst performer as it was down -39.6% over the twelve-month period ending July 31, 2009. The company cited the sluggish economy and slow consumer spending as reasons for its poor performance which was concentrated between August and December of 2008. The personal products industry was the leading contributor to total return (+2.1%) and outperformance of the benchmark (+2.5%). NBTY, Inc. (NTY) led individual holdings with a +2.9% contribution to total return due to heavy weighting in the Fund and performance of +5.0%. NTY bounced off of lows after an analyst upgrade due to stable sales, a stock buyback, and the chapter 11 filing of competitor Leiner Health. Whole Foods Market, Inc.
(WFMI) was added to the Fund in April of 2009 and appreciated +29.8% on the announcement of its Non-GMO Product Verification Program. The Program is designed to test whether products have met defined standards for the presence of genetically modified organisms. WFMI contributed +1.4% to the Fund's total return.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
             NBTY, Inc.                           SUPERVALU, Inc.
      Whole Foods Market, Inc.                   Campbell Soup Co.
Green Mountain Coffee Roasters, Inc.            General Mills, Inc.
         CVS Caremark Corp.                         Kroger Co.
         PepsiAmericas, Inc.                        Kellogg Co.
--------------------------------------------------------------------------------

___________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Staples                              100.00%
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 NBTY, Inc.                                      5.64%
 Whole Foods Market, Inc.                        5.58
 Green Mountain Coffee Roasters, Inc.            5.22
 Coca-Cola Enterprises, Inc.                     4.94
 Archer-Daniels-Midland Co.                      4.93
 Herbalife Ltd.                                  4.78
 Pepsi Bottling Group, Inc.                      4.39
 Bunge Ltd.                                      3.56
 Reynolds American, Inc.                         3.45
 Dean Foods Co.                                  3.39
                                               -------
    Total                                       45.88%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Staples         Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Staples Index           Index               Staples Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,555                  $ 9,574                 $ 9,674             $ 9,747
7/31/2008       $ 9,091                  $ 9,180                 $ 8,647             $10,386
7/31/2009       $ 8,442                  $ 8,577                 $ 6,903             $ 9,587


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         0                          1                         0
8/1/07 - 7/31/08                        142                         8                          0                         1
8/1/08 - 7/31/09                        106                         8                          8                         5

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         93                         6                          0                         0
8/1/08 - 7/31/09                        119                         7                          2                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmarks. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -42.74%             -15.52%                  -31.34%
 Market Price                                                          -42.71%             -15.52%                  -31.34%
INDEX PERFORMANCE
 StrataQuant(R) Energy Index                                           -42.34%             -14.96%                  -30.35%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Energy Index                                               -28.96%              -8.82%                  -18.61%
 Russell 1000(R) Energy Index(1)                                          NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXN's NAV return of -42.74% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Energy Index return of -28.96% by -13.78%. Though the Energy sector rebounded as signs of economic recovery created an increase in energy demand and energy prices, the sector was still beaten down from the collapse of energy prices at the end of the summer in 2008. The energy equipment and services industry posted similar losses on a percentage basis for the Fund and the benchmark. However, the Fund was overweight the industry relative to the benchmark (40.4% versus 15.2% average weight), creating relative underperformance of -5.8%. The oil, gas and consumable fuels industry was also a drag on the Fund and benchmark performance. The Fund was underweight this industry (56.8% versus 84.8% average weight), but due to the performance of the individual holdings the industry still contributed -7.3% to the Fund's underperformance. In particular, the Fund held W&T Offshore, Inc. (-83.1%), Whiting Petroleum Corp. (-65.5%), Plains Exploration & Production Co. (-59.5%), and Mariner Energy, Inc. (-54.8%), while the benchmark did not. These names together contributed -8.3% to underperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

     TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
      Walter Energy, Inc.               Helix Energy Solutions Group, Inc.
   Newfield Exploration Co.                   Hercules Offshore, Inc.
      Noble Energy, Inc.                       Mariner Energy, Inc.
    Southwestern Energy Co.                     Cimarex Energy Co.
  Occidental Petroleum Corp.            Plains Exploration & Production Co.

--------------------------------------------------------------------------------



____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008. In addition, performance data is not available for the periods shown in the table for the Russell 1000(R) Integrated Oils Index or the Russell 1000(R) Other Energy Index because these indexes ceased being calculated by Russell effective June 30, 2009.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Energy                                         98.62%
 Materials                                       1.38
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Encore Acquisition Co.                          3.19%
 Unit Corp.                                      3.18
 Oil States International, Inc.                  3.10
 Helmerich & Payne, Inc.                         3.08
 Rowan Cos., Inc.                                3.06
 ENSCO International, Inc.                       3.01
 Patterson-UTI Energy, Inc.                      2.97
 Anadarko Petroleum Corp.                        2.94
 BJ Services Co.                                 2.88
 Pride International, Inc.                       2.77
                                               -------
    Total                                       30.18%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------
                First Trust          StrataQuant(R)
                Energy               Energy            Russell 1000(R)    S&P 500(R)
                AlphaDEX(R) Fund     Index             Index              Energy Index
-------------------------------------------------------------------------------------------
5/8/2007         $10,000             $10,000           $10,000            $10,000
7/31/2007        $10,370             $10,387           $ 9,674            $10,743
7/31/2008        $11,990             $12,080           $ 8,647            $11,455
7/31/2009        $ 6,865             $ 6,965           $ 6,903            $ 8,138

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        111                         4                          4                         0
8/1/08 - 7/31/09                        116                         9                         10                         2

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                        124                         7                          0                         0
8/1/08 - 7/31/09                        108                         5                          4                         1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -14.94%             -24.07%                  -45.88%
 Market Price                                                          -14.95%             -24.10%                  -45.94%
INDEX PERFORMANCE
 StrataQuant(R) Financials Index                                       -13.95%             -23.18%                  -44.50%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Financials Index                                           -37.60%             -35.84%                  -62.87%
 Russell 1000(R) Financial Services Index(1)                              NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXO's NAV return of -14.94% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Financials Index return of -37.60% by +22.66%. The housing crisis, credit crunch, and failure of Lehman Brothers created a financial crisis that was felt heavily in the sector over the twelve months ended July 31, 2009. The Fund gained significant outperformance (+10.7%) from the diversified financial services industry. In particular, the benchmark had an average weighting of 7.5% in Bank of America Corp. (BAC), which lost over half of its value during the twelve months covered by this report. The Fund owned BAC at an average weight of 0.8%. In addition to being underweight, the Fund increased its exposure to BAC in April after the stock hit its lows. As a result, BAC contributed +0.1% to Fund performance and -4.7% to benchmark performance. A similar situation occurred with Citigroup, Inc. (C), which ended up contributing -0.2% to the Fund's total return and -9.2% to the benchmark's total return. The Fund was heavily weighted in the insurance industry and though it was down for the twelve months ended July 31, 2009, it contributed another +8.5% to outperformance. The outperformance in the industry was due to the Fund's more diversified selection of holdings.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

       TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
           MF Global Ltd.                        CIT Group, Inc.
    Metavante Technologies, Inc.              United Rentals, Inc.
   Principal Financial Group, Inc.     Developers Diversified Realty Corp.
          AmeriCredit Corp.                  Regions Financial Corp.
      Goldman Sachs Group, Inc.                     ProLogis
--------------------------------------------------------------------------------



_________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Financials                                     91.73%
 Information Technology                          6.16
 Consumer Discretionary                          1.08
 Industrials                                     1.03
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Hospitality Properties Trust                    1.40%
 Raymond James Financial, Inc.                   1.26
 Metavante Technologies, Inc.                    1.26
 HRPT Properties Trust                           1.25
 SunTrust Banks, Inc.                            1.25
 Fidelity National Information Services, Inc.    1.24
 CB Richard Ellis Group Inc., Class A            1.23
 Jones Lang LaSalle, Inc.                        1.22
 Chubb Corp.                                     1.22
 AmeriCredit Corp.                               1.22
                                               -------
    Total                                       12.55%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Financials               Financials              Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Financials  Index
---------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                 $10,000                  $10,000             $10,000
7/31/2007       $ 8,955                 $ 8,986                  $ 9,674             $ 8,883
7/31/2008       $ 6,363                 $ 6,450                  $ 8,647             $ 5,950
7/31/2009       $ 5,412                 $ 5,550                  $ 6,903             $ 3,713

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        19                         0                          0                         0
8/1/07 - 7/31/08                        117                         4                          4                         1
8/1/08 - 7/31/09                        127                        11                          4                         6

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points      100-199 Basis Points        >= 200 Basis Points
5/10/07 - 7/31/07                        38                          0                          0                         0
8/1/07 - 7/31/08                        112                         10                          2                         0
8/1/08 - 7/31/09                         99                          3                          4                         1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                    -6.71%              -5.43%                  -11.70%
 Market Price                                                           -6.71%              -5.43%                  -11.70%
INDEX PERFORMANCE
 StrataQuant(R) Health Care Index                                       -5.97%              -4.60%                   -9.98%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Health Care Index                                          -10.80%              -9.64%                  -20.26%
 Russell 1000(R) Health Care Index(1)                                     NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXH's NAV return of -6.71% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Health Care Index return of -10.80% by +4.09%. The worst-performing industry in the Fund was life sciences tools & services. The industry detracted -3.3% from the Fund's total return and detracted -2.8% from the Fund's outperformance of the benchmark. This is mostly attributable to the Fund having a heavier weight in the industry than the benchmark. The best-performing stock in the Fund was Advanced Medical Optics
(EYE). After the announcement that it would be bought by Abbott Laboratories for $2.9 billion, EYE's stock shot up +178.9%, contributing +3.8% to total return and outperformance. The health care technology industry contributed +2.1% to total return. The best-performing stock in this industry was the medical record technology provider Cerner Corp. (+56.8%). The company rose sharply on the news that the government was providing $36 billion in incentives for health care providers to invest in electronic medical record systems. Also in the health care technology industry was HLTH Corp. (+33.9%), which continued a steady climb after merging with its publicly-traded subsidiary WebMD Health Corp., Class A.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

            TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
           Advanced Medical Optics               Varian Medical Systems, Inc.
            Schering-Plough Corp.                  Tenet Healthcare Corp.
 Health Management Associates, Inc., Class A            Covance, Inc.
                Cerner Corp.                            Celgene Corp.
              Cooper Cos., Inc.                  Wellcare Health Plans, Inc.
--------------------------------------------------------------------------------

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Health Care                                    97.54%
 Information Technology                          2.46
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Tenet Healthcare Corp.                          3.09%
 Coventry Health Care, Inc.                      2.71
 Health Management Associates, Inc., Class A     2.69
 CIGNA Corp.                                     2.60
 Endo Pharmaceuticals Holdings, Inc.             2.58
 Community Health Systems, Inc.                  2.47
 WebMD Health Corp., Class A                     2.46
 Lincare Holdings, Inc.                          2.45
 Life Technologies Corp.                         2.40
 Allscripts-Misys Healthcare Solutions, Inc.     2.39
                                               -------
    Total                                       25.84%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Health Care              Health Care             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Health Care Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,740                  $ 9,764                 $ 9,674             $ 9,222
7/31/2008       $ 9,465                  $ 9,573                 $ 8,647             $ 8,940
7/31/2009       $ 8,830                  $ 9,001                 $ 6,903             $ 7,974


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         0                          0                         0
8/1/07 - 7/31/08                        133                         7                          2                         0
8/1/08 - 7/31/09                        118                         6                          7                         2

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        30                         0                          0                         0
8/1/07 - 7/31/08                         93                        15                          0                         0
8/1/08 - 7/31/09                        116                         5                          1                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -30.83%             -19.99%                  -39.18%
 Market Price                                                          -30.71%             -19.99%                  -39.18%
INDEX PERFORMANCE
 StrataQuant(R) Industrials Index                                      -30.34%             -19.38%                  -38.18%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Industrials Index                                          -29.73%             -18.00%                  -35.79%
 Russell 1000(R) Producer Durables Index(1)                               NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXR's NAV return of -30.83% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Industrials Index return of -29.73% by -1.10%. The Fund was able to outperform the benchmark within the Industrials sector. The benchmark held General Electric (GE) at an average weight of 18.6% and the stock was down -49.2% over the year. This alone detracted -13.1% from the benchmark's performance. The Fund did not acquire GE until July 2009. During its time in the Fund, GE appreciated +16.6%, contributing +0.2% to total return. To a lesser extent, a similar series of events happened with Textron, Inc., which contributed +1.2% to the Fund's relative outperformance of the benchmark. Offsetting the outperformance within the Industrials sector was the Fund's exposure to the Information Technology sector. The Information Technology sector contributed -7.2%, led by the computers and peripherals industry, which contributed -2.9%. Within the industry, Lexmark International, Inc. (LXK) depreciated -58.8% over the year ended July 31, 2009, after reporting disappointing 2008 results due to significant currency rate shifts and the weak global economy.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
        Goodrich Corp.                             Terex Corp.
    General Dynamics Corp.         Spirit AeroSystems Holdings, Inc., Class A
         Textron, Inc.                     Lexmark International, Inc.
     Kansas City Southern                  Bucyrus International, Inc.
         Con-way, Inc.                         Ingersoll-Rand Plc
--------------------------------------------------------------------------------

______________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Industrials                                    84.74%
 Energy                                          5.85
 Information Technology                          5.63
 Health Care                                     2.01
 Materials                                       1.77
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Con-way, Inc.                                 2.17%
 Kansas City Southern                          2.12
 Lincoln Electric Holdings, Inc.               1.98
 Manitowoc Co., Inc.                           1.98
 Eaton Corp.                                   1.96
 Gardner Denver, Inc.                          1.95
 BE Aerospace, Inc.                            1.89
 Oshkosh Corp.                                 1.81
 Textron, Inc.                                 1.77
 Nalco Holding Co.                             1.77
                                             -------
    Total                                     19.40%
                                             =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust
                Industrials/Producer     StrataQuant(R)
                Durables                 Industrials             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Industrials Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,435                  $ 9,457                 $ 9,674             $10,400
7/31/2008       $ 8,792                  $ 8,874                 $ 8,647             $ 9,138
7/31/2009       $ 6,081                  $ 6,181                 $ 6,903             $ 6,422


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        40                         1                          0                         0
8/1/07 - 7/31/08                        121                         4                          3                         0
8/1/08 - 7/31/09                        115                         3                          6                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        16                         0                          0                         0
8/1/07 - 7/31/08                        115                         6                          1                         0
8/1/08 - 7/31/09                        122                         6                          3                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -29.20%             -10.47%                  -21.86%
 Market Price                                                          -29.14%             -10.42%                  -21.76%
INDEX PERFORMANCE
 StrataQuant(R) Materials Index                                        -28.56%              -9.76%                  -20.50%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Materials Index                                            -27.80%             -12.10%                  -25.01%
 Russell 1000(R) Materials and Processing Index(1)                        NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXZ's NAV return of -29.20% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Materials Index return of -27.80% by -1.40%. The bankruptcy of Smurfit-Stone Container Corp. contributed -7.3% to the Fund's total return and relative underperformance of the benchmark. Domtar Corp. (UFS) was one of three paper companies in the Fund to be hit hard by the market downturn. UFS depreciated -82.1% during its time in the Fund due to a steep loss in the fourth quarter of 2008 and the continued weak demand for paper. In total, it was responsible for -3.4% of total return and relative underperformance. The benchmark was plagued by its capitalization-weighting method as poor performance from large companies Monsato Co. (-28.6%), E.I.DuPont de Nemours & Co. (-25.3%), and Dow Chemical Co. (-32.2%) detracted -12.4% from benchmark outperformance of the Fund. As stability has returned to the economy, the Fund and benchmark have started to rebound.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

        TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
              URS Corp.                       Smurfit-Stone Container Corp.
           Huntsman Corp.                             Domtar Corp.
 Freeport-McMoRan Copper & Gold, Inc.            Cytec Industries, Inc.
           Rohm & Haas Co.                      United States Steel Corp.
     Archer-Daniels-Midland Co.                  International Paper Co.
--------------------------------------------------------------------------------

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Materials                                      85.98%
 Industrials                                    13.44
 Consumer Discretionary                          0.58
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Lubrizol Corp.                                  3.66%
 Huntsman Corp.                                  3.64
 Terra Industries, Inc.                          3.59
 Timken Co.                                      3.56
 Ashland, Inc.                                   3.53
 Cliffs Natural Resources, Inc.                  3.34
 United States Steel Corp.                       3.32
 Armstrong World Industries, Inc.                3.24
 Cabot Corp.                                     3.16
 Schnitzer Steel Industries, Inc., Class A       3.04
                                               -------
    Total                                       34.08%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Materials                Materials               Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Materials Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,085                  $10,104                 $ 9,674             $ 9,956
7/31/2008       $11,037                  $11,128                 $ 8,647             $10,387
7/31/2009       $ 7,814                  $ 7,950                 $ 6,903             $ 7,499


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        132                         3                          5                         0
8/1/08 - 7/31/09                        104                         8                          3                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         98                        10                          2                         0
8/1/08 - 7/31/09                        131                         8                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -17.92%             -13.51%                  -27.65%
 Market Price                                                          -17.76%             -13.46%                  -27.55%
INDEX PERFORMANCE
 StrataQuant(R) Technology Index                                       -16.84%             -12.63%                  -26.03%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Information Technology Index                                -9.70%              -7.44%                  -15.85%
 Russell 1000(R) Technology Index(1)                                      NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXL's NAV return of -17.92% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Information Technology Index return of -9.70% by -8.22%. A weak economy and slow consumer spending hurt companies in the electronic equipment instrument and component industry. The Fund was heavily weighted (16.5% versus 3.3% average weighting) in the industry relative to the benchmark, causing -6.7% of the Fund's underperformance. Specifically, the Fund's exposure to Jabil Circuit, Inc. (JBL) and Trimble Navigation Ltd. (TRMB) contributed -2.8% to total return and -2.7% to underperformance. JBL and TRMB fell -41.3% and -50.3%, respectively, on weak consumer demand for technology products during the recession. The recession did not hit the communications equipment industry as hard. The industry was able to contribute +1.3% to the Fund's total return and detracted -2.3% from the benchmark's outperformance of the Fund. Helping absolute and relative performance was F5 Networks, Inc. (FFIV), which creates load balancing software to shift data from overloaded servers to underutilized servers. FFIV was up +27.3% for the twelve months ended July 31, 2009, largely due to mobile phone networks and traffic on social-networking sites.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

       TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
     Silicon Laboratories, Inc.      Fairchild Semiconductor International, Inc.
        Citrix Systems, Inc.                   PerkinElmer, Inc.
Brocade Communications Systems, Inc.          Jabil Circuit, Inc.
            McAfee, Inc.                  Cadence Design System, Inc.
             Cree, Inc.                     Sun Microsystems, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Information Technology                         98.09%
 Telecommunication Services                      1.19
 Industrials                                     0.72
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Rovi Corp.                                      2.28%
 Apple, Inc.                                     2.18
 Intersil Corp., Class A                         2.17
 Western Digital Corp.                           2.17
 Silicon Laboratories, Inc.                      2.15
 Citrix Systems, Inc.                            2.12
 Juniper Networks, Inc.                          2.10
 Cree, Inc.                                      2.07
 Computer Sciences Corp.                         2.07
 Motorola, Inc.                                  2.05
                                               -------
    Total                                       21.36%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Technology               Technology              Russell 1000(R)     S&P 500(R) Information
                AlphaDEX(R) Fund         Index                   Index               Technology Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,235                  $10,252                 $ 9,674             $10,160
7/31/2008       $ 8,815                  $ 8,895                 $ 8,647             $ 9,320
7/31/2009       $ 7,236                  $ 7,397                 $ 6,903             $ 8,416


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        23                         1                          0                         0
8/1/07 - 7/31/08                        130                         4                          4                         0
8/1/08 - 7/31/09                        111                         2                         11                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        33                         0                          0                         0
8/1/07 - 7/31/08                        107                         4                          1                         0
8/1/08 - 7/31/09                        119                        10                          0                         1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -12.53%             -12.42%                  -25.60%
 Market Price                                                          -12.52%             -12.39%                  -25.55%
INDEX PERFORMANCE
 StrataQuant(R) Utilities Index                                        -11.72%             -11.60%                  -24.07%
 Russell 1000(R) Index                                                 -20.17%             -15.30%                  -30.97%
 S&P 500(R) Utilities Index                                            -20.55%             -12.29%                  -25.38%
 Russell 1000(R) Utilities Index(1)                                       NA                  NA                       NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXU's NAV return of -12.53% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500(R) Utilities Index return of -20.55% by +8.02%. The Fund derived +10.2% of outperformance from the electric utilities industry. The industry was hampered by the recession, a mild summer in 2008, and volatile commodity prices. The capitalization-weighted benchmark was hurt more than the Fund in the industry due to the poor performance of large companies Exelon Corp. (-32.8%), First Energy Corp. (-41.5%), and PPL Corp. (-24.9%) due to the names' large weight in the benchmark. Though all of these names are also in the Fund, they contributed +7.4% to Fund outperformance due to their large weights in the benchmark. The timing of rebalances also helped the Fund. For instance, the benchmark held Dynegy, Inc. for the entire year while it fell -70.1%. The Fund added Dynegy, Inc., Class A during its April rebalance and it subsequently appreciated +21.6%. This contributed another +1.5% to outperformance. The Fund's exposure to the Telecommunication Services sector offset some of that outperformance. In particular, the competitive wireless telecommunication industry detracted -3.7% from total return and outperformance as none of the Fund's holdings in the industry posted a positive return.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

           TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
              NRG Energy, Inc.                  Level 3 Communications, Inc.
            Dynegy, Inc., Class A                    U.S. Cellular Corp.
                Calpine Corp.                  Telephone & Data Systems, Inc.
  Qwest Communications International, Inc.          Pepco Holdings, Inc.
     Hawaiian Electric Industries, Inc.                   AES Corp.
--------------------------------------------------------------------------------

______________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indexes using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Utilities                                      84.24%
 Telecommunication Services                     13.32
 Energy                                          2.44
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Calpine Corp.                                   3.33%
 Mirant Corp.                                    3.31
 NiSource Inc.                                   3.19
 AES Corp.                                       3.18
 Questar Corp.                                   3.07
 NRG Energy, Inc.                                3.02
 Energen Corp.                                   2.99
 Great Plains Energy, Inc.                       2.96
 CenturyTel, Inc.                                2.95
 Ameren Corp.                                    2.95
                                               -------
    Total                                       30.95%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Utilities                Utilities                Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                    Index               Utilities Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                  $10,000             $10,000
7/31/2007       $ 9,185                  $ 9,205                  $ 9,674             $ 9,034
7/31/2008       $ 8,506                  $ 8,601                  $ 8,647             $ 9,394
7/31/2009       $ 7,440                  $ 7,593                  $ 6,903             $ 7,463

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        140                         5                          1                         1
8/1/08 - 7/31/09                        110                         9                          5                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         96                         5                          2                         0
8/1/08 - 7/31/09                        125                         4                          1                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund The First

Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -19.18%             -16.38%                  -32.89%
 Market Price                                                          -19.13%             -16.37%                  -32.88%
INDEX PERFORMANCE
 Defined Large Cap Core Index                                          -18.52%             -15.70%                  -31.70%
 S&P 500(R) Index                                                      -19.96%             -15.33%                  -31.04%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FEX's NAV return of -19.18% outperformed, for the twelve months ended July 31, 2009, the benchmark S&P 500(R) Index return of -19.96% by +0.78%. The Fund and benchmark were hit hard by the recession throughout 2008 and into 2009. The housing crisis, financial system troubles, and collapse of energy prices caused the Energy and Financial sectors to be hit the worst. The Fund was able to gain +3.3% of outperformance within the Financials sector largely due to a lower weighting in Bank of America Corp. and not having any exposure to Citigroup, Inc. No sector had a positive contribution to total return for the Fund.


--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Principal Financial Group, Inc.               CIT Group, Inc.
      CF Industries Holding, Inc.               Office Depot, Inc.
             Expedia, Inc.                    International Paper Co.
       Whole Foods Market, Inc.         Developers Diversified Realty Corp.
           Massey Energy Co.                    Manitowoc Co., Inc.
--------------------------------------------------------------------------------


__________________
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         17.51%
 Industrials                                    13.79
 Information Technology                         13.73
 Health Care                                    10.87
 Energy                                         10.11
 Utilities                                      10.11
 Financials                                      9.13
 Consumer Staples                                7.65
 Materials                                       5.39
 Telecommunication Services                      1.71
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Harley-Davidson, Inc.                           0.57%
 Expedia, Inc.                                   0.56
 Whirlpool Corp.                                 0.55
 Starbucks Corp.                                 0.52
 Xerox Corp.                                     0.52
 Ryder System, Inc.                              0.52
 Snap-on, Inc.                                   0.51
 Coventry Health Care, Inc.                      0.51
 Eaton Corp.                                     0.48
 Dr. Pepper Snapple Group, Inc.                  0.48
                                               -------
    Total                                        5.22%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust
                Large Cap Core           Defined Large           S&P 500(R)
                AlphaDEX(R) Fund         Cap Core Index          Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000
7/31/2007       $ 9,560                  $ 9,579                 $ 9,690
7/31/2008       $ 8,304                  $ 8,383                 $ 8,615
7/31/2009       $ 6,711                  $ 6,830                 $ 6,896

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        18                         1                          0                         0
8/1/07 - 7/31/08                        126                         2                          7                         0
8/1/08 - 7/31/09                        106                         9                          2                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points        50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        38                         0                          0                         0
8/1/07 - 7/31/08                        109                         5                          1                         0
8/1/08 - 7/31/09                        127                         8                          2                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -15.42%             -12.35%                  -25.47%
 Market Price                                                          -15.38%             -12.35%                  -25.47%
INDEX PERFORMANCE
 Defined Mid Cap Core Index                                            -14.78%             -11.69%                  -24.25%
 S&P MidCap 400 Index                                                  -20.25%             -13.21%                  -27.13%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FNX's NAV return of -15.42% outperformed, for the twelve months ended July 31, 2009, the benchmark S&P MidCap 400 Index return of -20.25% by +4.83%. The tough market conditions of the past year were felt across the entire Fund as no sector made positive contributions to total return in the Fund or the benchmark. The Fund did receive a +1.3% contribution from the REIT industry. The same industry detracted -2.9% from the benchmark, resulting in +4.2% of Fund outperformance. The outperformance attributable to the REIT industry was largely due to timing. Out of 18 REITs that spent some time in both the Fund and benchmark over the last twelve months, 15 had better holding period returns in the Fund. In general, this is due to the Fund purchasing more REIT securities in the latter half of the previous 12-month period. The most extreme was The Macerich Co.
(MAC), which appreciated +125.7% after the Fund purchased it in April. The benchmark held MAC the entire twelve months ended July 31, 2009, while it fell -58.5%.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

     TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Advanced Medical Optics                   AnnTaylor Stores Corp.
         Ashland, Inc.                              Lear Corp.
         Macerich Co.                           ArvinMeritor, Inc.
         Oshkosh Corp.                        Cytec Industries, Inc.
         Netflix, Inc.                          Borders Group, Inc.
--------------------------------------------------------------------------------


___________________
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         20.29%
 Industrials                                    15.93
 Information Technology                         12.27
 Health Care                                    11.56
 Financials                                     11.48
 Materials                                       8.46
 Energy                                          7.39
 Utilities                                       7.37
 Consumer Staples                                4.22
 Telecommunication Services                      1.03
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Patriot Coal Corp.                              0.67%
 Con-way, Inc.                                   0.66
 NBTY, Inc.                                      0.66
 International Bancshares Corp.                  0.65
 Life Time Fitness, Inc.                         0.65
 Kansas City Southern                            0.64
 Callaway Golf Co.                               0.64
 Health Management Associates, Inc., Class A     0.62
 Coldwater Creek, Inc.                           0.62
 Minerals Technologies, Inc.                     0.62
                                               -------
    Total                                        6.43%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust                   Defined
                Mid Cap Core                  Mid Cap Core       S&P Mid Cap
                AlphaDEX(R) Fund              Index              400 Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                       $10,000            $10,000
7/31/2007       $ 9,527                       $ 9,540            $ 9,615
7/31/2008       $ 8,812                       $ 8,889            $ 9,138
7/31/2009       $ 7,453                       $ 7,576            $ 7,288

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        22                         1                          0                         0
8/1/07 - 7/31/08                        124                        14                          4                         0
8/1/08 - 7/31/09                         95                         9                          1                         2

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points      100-199 Basis Points         >= 200 Basis Points
5/10/07 - 7/31/07                        34                         0                          0                         0
8/1/07 - 7/31/08                        102                         4                          2                         0
8/1/08 - 7/31/09                        138                        10                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -15.77%             -14.88%                  -30.19%
 Market Price                                                          -15.46%             -14.88%                  -30.19%
INDEX PERFORMANCE
 Defined Small Cap Core Index                                          -15.00%             -14.09%                  -28.75%
 S&P SmallCap 600 Index                                                -19.27%             -14.44%                  -29.39%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FYX's NAV return of -15.77% outperformed, for the twelve months ended July 31, 2009, the benchmark S&P SmallCap 600 Index return of -19.27% by +3.50%. The Consumer Discretionary sector contributed +4.5% to the Fund's total return. Revived consumer spending helped the hotels, restaurants and leisure; multiline retail; and specialty retail industries make positive contributions to total return. Financials detracted -3.0% from total return, but caused +3.6% of relative outperformance. Outperformance in the Financials sector was concentrated in the REIT industry (+2.9%). The Fund benefited from having a lower weight in the industry and generally better holding period returns for REITs that were held by both the Fund and benchmark at some point in the last twelve months.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

       TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
          Ruby Tuesday, Inc.                    Stone Energy Corp.
    Sonic Automotive, Inc., Class A         NCI Building Systems, Inc.
         Spartan Motors, Inc.                    Technitrol, Inc.
 Green Mountain Coffee Roasters, Inc.       Buckeye Technologies, Inc.
            Gevity HR, Inc.                     Neenah Paper, Inc.
--------------------------------------------------------------------------------


________________________
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund (Continued)



-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         20.19%
 Health Care                                    16.03
 Industrials                                    16.02
 Information Technology                         15.75
 Financials                                     13.52
 Materials                                       4.74
 Consumer Staples                                4.69
 Energy                                          4.52
 Utilities                                       3.65
 Telecommunication Services                      0.89
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Arctic Cat, Inc.                                0.52%
 Skechers USA, Inc., Class A                     0.48
 Entertainment Properties Trust                  0.45
 Cabela's, Inc.                                  0.45
 Wintrust Financial Corp.                        0.44
 Gentiva Health Services, Inc.                   0.44
 Clearwater Paper Corp.                          0.43
 Gerber Scientific, Inc.                         0.42
 Radiant Systems, Inc.                           0.41
 Marcus Corp.                                    0.41
                                               -------
    Total                                        4.45%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------
                First Trust Small        Defined Small            S&P SmallCap
                Cap Core                 Cap Core                 600
                AlphaDEX(R) Fund         Index                    Index
--------------------------------------------------------------------------------
5/8/2007          $10,000                $10,000                  $10,000
7/31/2007         $ 9,433                $ 9,454                  $ 9,535
7/31/2008         $ 8,288                $ 8,382                  $ 8,746
7/31/2009         $ 6,981                $ 7,125                  $ 7,060

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        24                         0                          1                         0
8/1/07 - 7/31/08                        116                         5                          5                         0
8/1/08 - 7/31/09                        102                         5                          5                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points      100-199 Basis Points        >= 200 Basis Points
5/10/07 - 7/31/07                        32                         0                          0                         0
8/1/07 - 7/31/08                        116                         5                          3                         0
8/1/08 - 7/31/09                        131                         9                          3                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -15.23%             -16.65%                  -33.39%
 Market Price                                                          -15.32%             -16.69%                  -33.46%
INDEX PERFORMANCE
 Defined Large Cap Value Opportunities Index                           -14.41%             -15.92%                  -32.10%
 S&P 500/Citigroup Value Index                                         -23.66%             -19.52%                  -38.41%
 S&P 500(R) Index                                                      -19.96%             -15.33%                  -31.04%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FTA's NAV return of -15.23% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500/ Citigroup Value Index return of -23.66% by +8.43%. The Financials sector contributed -3.9% to total return but was responsible for +7.8% of relative outperformance. Having no exposure to Citigroup, Inc. and being underweight in Bank of America Corp. (BAC), combined with a better holding period return for BAC, added +2.5% and +1.8% to the Fund's outperformance, respectively. The commercial banking industry added another +2.2% to outperformance largely due to the Fund's lower weight in the beaten down industry. The benchmark's +4.2% average weight in General Electric Co. (-49.2%) versus the Fund's average weight of 0.2% added an additional +3.3% to relative performance. The only sector in the Fund to underperform the benchmark was Consumer Discretionary (-4.5%).

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
 Principal Financial Group, Inc.                    CIT Group, Inc.
  CF Industries Holdings, Inc.                    Office Depot, Inc.
    Whole Foods Market, Inc.              Developers Diversified Realty Corp.
   Archer-Daniels-Midland Co.                   International Paper Co.
        Massey Energy Co.                         Manitowoc Co., Inc.
--------------------------------------------------------------------------------


_______________________
The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Utilities                                      19.02%
 Industrials                                    16.69
 Consumer Discretionary                         13.72
 Financials                                     11.99
 Energy                                          9.80
 Health Care                                     8.22
 Information Technology                          6.07
 Consumer Staples                                5.88
 Materials                                       5.31
 Telecommunication Services                      3.30
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Harley-Davidson, Inc.                           1.02%
 Whirlpool Corp.                                 0.98
 Xerox Corp.                                     0.93
 Ryder System, Inc.                              0.92
 Snap-on, Inc.                                   0.91
 Eaton Corp.                                     0.85
 Discover Financial Services                     0.85
 Norfolk Southern Corp.                          0.84
 Archer-Daniels-Midland Co.                      0.83
 Pioneer Natural Resources Co.                   0.82
                                               -------
    Total                                        8.95%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Value Opportunities         Value Opportunities    S&P 500(R)         S&P 500/Citigroup
                AlphaDEX(R) Fund            Index                  Index              Value Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,450                     $ 9,462                $ 9,690            $ 9,586
7/31/2008       $ 7,858                     $ 7,933                $ 8,615            $ 8,066
7/31/2009       $ 6,661                     $ 6,790                $ 6,896            $ 6,157


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        40                         0                          0                         0
8/1/07 - 7/31/08                        127                         3                          5                         0
8/1/08 - 7/31/09                        115                         7                          5                         1

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                    0-49 Basis Points        50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        17                         0                          0                         0
8/1/07 - 7/31/08                        109                         5                          1                         0
8/1/08 - 7/31/09                        119                         7                          0                         1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -24.38%             -16.27%                  -32.70%
 Market Price                                                          -24.38%             -16.27%                  -32.70%
INDEX PERFORMANCE
 Defined Large Cap Growth Opportunities Index                          -23.85%             -15.64%                  -31.60%
 S&P 500/Citigroup Growth Index                                        -16.44%             -11.17%                  -23.23%
 S&P 500(R) Index                                                      -19.96%             -15.33%                  -31.04%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FTC's NAV return of -24.38% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P 500/Citigroup Growth Index return of -16.44% by -7.94%. Fund underperformance was the worst in the Industrials sector (-2.9%). The sector was significantly down in both the Fund and benchmark, but the Fund was hit harder due to a larger sector weighting and generally worse performance. The Materials sector was responsible for -2.4% of underperformance, which was largely concentrated in the metals and mining industry (-1.9%). Again, the Fund's heavier weight in the industry and worse holding period returns for certain names caused the underperformance. The only sector that outperformed the benchmark was Consumer Discretionary. It contributed +3.1% to total return and +3.2% to outperformance. Multiline retail was responsible for +1.0% of the outperformance on strong holding period returns from Family Dollar Stores, Inc. (+36.3%), Nordstrom, Inc. (+39.4%), and Kohl's Corp. (+13.5%).

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

         TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
             Expedia, Inc.                       AK Steel Holding Corp.
      Family Dollar Stores, Inc.                United States Steel Corp.
            Rohm & Haas Co.                           Celgene Corp.
            AutoZone, Inc.                          PerkinElmer, Inc.
      Apollo Group, Inc., Class A             National Oilwell Varco, Inc.

--------------------------------------------------------------------------------


_________________
The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Information Technology                         23.52%
 Consumer Discretionary                         21.95
 Health Care                                    14.61
 Industrials                                    10.15
 Consumer Staples                                9.71
 Energy                                          8.95
 Financials                                      5.97
 Materials                                       5.14
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Expedia, Inc.                                   1.33%
 Coventry Health Care, Inc.                      1.19
 Medco Health Solutions, Inc.                    1.12
 TJX Cos., Inc.                                  1.11
 Apple, Inc.                                     1.11
 Western Digital Corp.                           1.10
 NetApp, Inc.                                    1.10
 Broadcom Corp., Class A                         1.10
 Bed Bath & Beyond, Inc.                         1.09
 Citrix Systems, Inc.                            1.08
                                               -------
    Total                                       11.33%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Growth Opportunities        Growth Opportunities   S&P 500(R)         S&P 500/Citigroup
                AlphaDEX(R) Fund            Index                  Index              Growth Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,740                     $ 9,757                $ 9,690            $ 9,802
7/31/2008       $ 8,900                     $ 8,982                $ 8,615            $ 9,185
7/31/2009       $ 6,730                     $ 6,840                $ 6,896            $ 7,675

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        37                         1                          0                         0
8/1/07 - 7/31/08                        132                         2                          5                         0
8/1/08 - 7/31/09                        113                         4                          2                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        19                         0                          0                         0
8/1/07 - 7/31/08                        105                         5                          1                         0
8/1/08 - 7/31/09                        133                         3                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -11.51%             -14.98%                  -30.36%
 Market Price                                                          -11.48%             -15.00%                  -30.40%
INDEX PERFORMANCE
 Defined Multi Cap Value Index                                         -10.68%             -14.23%                  -29.02%
 S&P Composite 1500/Citigroup Value Index                              -23.21%             -19.05%                  -37.62%
 S&P Composite 1500 Index                                              -19.97%             -15.14%                  -30.64%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FAB's NAV return of -11.51% outperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P Composite 1500/Citigroup Value Index return of -23.21% by +11.70%. The tough economic conditions of the last year had a broad impact on the Fund as only the Health Care and Consumer Staples sectors were able to muster modest positive contributions to the Fund's total return. The Financials sector was responsible for +10.4% of the Fund's outperformance of the benchmark, and only detracted -1.0% from total return. The Financials outperformance was largely derived from the Fund having no exposure to Citigroup, Inc. (+2.2%), being underexposed to Bank of America Corp. (+1.5%), being underweight commercial banks (+2.5%), and being underweight REITs (+2.2%). The benchmark's large weight (3.7% average weighting) in General Electric Co.
(GE) versus the Fund contributed another +2.9% to outperformance as GE declined -49.2% over the year.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
   Advanced Medical Optics, Inc.                      CIT Group, Inc.
        Ruby Tuesday, Inc.                          Office Depot, Inc.
           Oshkosh Corp.                    Developers Diversified Realty Corp.
  Sonic Automotive, Inc., Class A                 AnnTaylor Stores Corp.
  Principal Financial Group, Inc.                 International Paper Co.

--------------------------------------------------------------------------------


_________________________
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Industrials                                    18.06%
 Financials                                     16.16
 Utilities                                      14.78
 Consumer Discretionary                         13.30
 Health Care                                     8.53
 Energy                                          7.59
 Materials                                       7.13
 Information Technology                          6.72
 Consumer Staples                                5.37
 Telecommunication Services                      2.36
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Harley-Davidson, Inc.                           0.51%
 Whirlpool Corp.                                 0.49
 Xerox Corp.                                     0.46
 Ryder System, Inc.                              0.46
 Snap-on, Inc.                                   0.45
 Eaton Corp.                                     0.42
 Discover Financial Services                     0.42
 Norfolk Southern Corp.                          0.42
 Archer-Daniels-Midland Co.                      0.41
 Pioneer Natural Resources Co.                   0.41
                                               -------
    Total                                        4.45%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

------------------------------------------------------------------------------------------------------------
                First Trust              Defined Multi
                Multi Cap Value          Cap Value          S&P Composite       S&P Composite 1500/Citigroup
                AlphaDEX(R) Fund         Index              1500 Index          Value Index
------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000            $10,000             $10,000
7/31/2007       $ 9,317                  $ 9,334            $ 9,678             $ 9,567
7/31/2008       $ 7,870                  $ 7,948            $ 8,661             $ 8,123
7/31/2009       $ 6,964                  $ 7,099            $ 6,931             $ 6,238


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        39                         0                          0                         0
8/1/07 - 7/31/08                        128                         6                          2                         0
8/1/08 - 7/31/09                        126                         8                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        18                         0                          0                         0
8/1/07 - 7/31/08                        106                         6                          2                         0
8/1/08 - 7/31/09                        113                         8                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/09            to 07/31/09             to 07/31/09
FUND PERFORMANCE
 NAV                                                                   -24.53%             -14.99%                  -30.38%
 Market Price                                                          -24.44%             -14.97%                  -30.35%
INDEX PERFORMANCE
 Defined Multi Cap Growth Index                                        -23.97%             -14.34%                  -29.21%
 S&P Composite 1500/Citigroup Growth Index                             -16.85%             -11.21%                  -23.31%
 S&P Composite 1500 Index                                              -19.97%             -15.14%                  -30.64%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FAD's NAV return of -24.53% underperformed, for the twelve months ended July 31, 2009, one of its benchmark indexes, the S&P Composite 1500/Citigroup Growth Index return of -16.85% by -7.68%. The Industrials sector was responsible for -4.4% of the Fund's underperformance against the benchmark. The Fund failed to outperform the benchmark in any of the Industrials-related industries. The rest of the underperformance was widespread among the Materials (-2.4%), Health Care (-2.0%), and Financials (-1.9%) sectors. The Consumer Discretionary sector contributed +4.2% to total return and added +4.1% to relative outperformance. The tough times aided some companies as consumers turned to bargain hunting. 99 Cents Only Stores (+38.2%), Family Dollar Stores, Inc. (+36.3%), and Dollar Tree, Inc. (+22.9%) detracted -0.5% from the benchmark's outperformance of the Fund. Discount travel sites Expedia, Inc. (+114.6%), and priceline.com Inc. (+68.2%) detracted another -0.4% from the benchmark's outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2009)

            TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
                 Netflix, Inc.                    Psychiatric Solutions, Inc.
  Health Management Associate, Inc., Class A        AK Steel Holding Corp.
               Chico's FAS, Inc.                      SVB Financial Group
                 Expedia, Inc.                     United States Steel Corp.
                  Rohm & Haas                       Terra Industries, Inc.
--------------------------------------------------------------------------------


____________________
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund (Continued)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         25.81%
 Information Technology                         22.31
 Health Care                                    16.65
 Industrials                                    10.78
 Energy                                          7.82
 Consumer Staples                                6.89
 Materials                                       4.77
 Financials                                      4.71
 Telecommunication Services                      0.19
 Utilities                                       0.07
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Expedia, Inc.                                   0.66%
 Coventry Health Care, Inc.                      0.59
 Medco Health Solutions, Inc.                    0.56
 TJX Cos., Inc.                                  0.56
 Apple, Inc.                                     0.55
 Western Digital Corp.                           0.55
 NetApp, Inc.                                    0.55
 Broadcom Corp., Class A                         0.55
 Bed Bath & Beyond, Inc.                         0.55
 Citrix Systems, Inc.                            0.54
                                               -------
    Total                                        5.66%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Multi           Defined Multi Cap      S&P                 S&P Composite
                Cap Growth                  Growth                 Composite           1500/Citigroup
                AlphaDEX(R) Fund            Index                  1500 Index          Growth Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000             $10,000
7/31/2007       $ 9,797                     $ 9,818                $ 9,678             $ 9,796
7/31/2008       $ 9,224                     $ 9,309                $ 8,661             $ 9,223
7/31/2009       $ 6,961                     $ 7,078                $ 6,931             $ 7,669

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        29                         1                          0                         0
8/1/07 - 7/31/08                        128                         5                          3                         0
8/1/08 - 7/31/09                         96                        12                          1                         2

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/07                        27                         0                          0                         0
8/1/07 - 7/31/08                        108                         5                          1                         0
8/1/08 - 7/31/09                        137                         7                          0                         0

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded AlphaDEX(R) Fund

Understanding Your Fund Expenses
July 31, 2009 (Unaudited)


As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2009.

Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption transaction fees paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Annualized
                                                                                              Expense Ratio       Expenses Paid
                                                       Beginning             Ending           Based on the         During the
                                                     Account Value        Account Value         Six-Month           Six-Month
                                                   February 1, 2009       July 31, 2009        Period (a)          Period (b)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,491.10               0.70%               $4.32
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Consumer Staples AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,182.00               0.70%               $3.79
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Energy AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,255.90               0.70%               $3.92
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Financials AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,384.90               0.70%               $4.14
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Health Care AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,204.60               0.70%               $3.83
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Exchange-Traded AlphaDEX(R) Fund

July 31, 2009 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Annualized
                                                                                              Expense Ratio       Expenses Paid
                                                       Beginning             Ending           Based on the         During the
                                                     Account Value        Account Value         Six-Month           Six-Month
                                                   February 1, 2009       July 31, 2009        Period (a)          Period (b)
------------------------------------------------------------------------------------------------------------------------------------

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,224.30               0.70%               $3.86
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Materials AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,487.00               0.70%               $4.32
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Technology AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,390.00               0.70%               $4.15
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Utilities AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,117.20               0.70%               $3.67
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Large Cap Core AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,260.20               0.70%               $3.92
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Mid Cap Core AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,340.20               0.70%               $4.06
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Small Cap Core AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,384.30               0.70%               $4.14
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,334.10               0.70%               $4.05
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,173.10               0.70%               $3.77
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Multi Cap Value AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,400.50               0.70%               $4.17
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

First Trust Multi Cap Growth AlphaDEX(R) Fund
Actual                                                $1,000.00            $1,204.10               0.70%               $3.83
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51



(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2009 through July 31, 2009), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.5%
            AUTO COMPONENTS -- 9.6%
    2,096   Autoliv, Inc.                         $    75,058
    1,766   BorgWarner, Inc.                           58,613
    6,382   Federal Mogul Corp. (b)                    90,178
    6,974   Goodyear Tire & Rubber (The)
               Co. (b)                                118,697
    2,777   Johnson Controls, Inc.                     71,869
    6,949   TRW Automotive Holdings
               Corp. (b)                              116,952
    4,436   WABCO Holdings, Inc.                       84,328
                                                  -----------
                                                      615,695
                                                  -----------

            AUTOMOBILES -- 1.9%
    3,720   Harley-Davidson, Inc.                      84,072
    1,641   Thor Industries, Inc.                      39,236
                                                  -----------
                                                      123,308
                                                  -----------

            DISTRIBUTORS -- 1.8%
      898   Genuine Parts Co.                          31,807
    4,773   LKQ Corp. (b)                              85,628
                                                  -----------
                                                      117,435
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 2.7%
    1,211   Career Education Corp. (b)                 27,756
    1,812   Hillenbrand, Inc.                          32,833
      150   ITT Educational Services, Inc. (b)         14,603
    8,254   Service Corp. International                52,165
      138   Strayer Education, Inc.                    29,309
      585   Weight Watchers International, Inc.        16,310
                                                  -----------
                                                      172,976
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 0.5%
      922   Tech Data Corp. (b)                        32,206
                                                  -----------

            FOOD & STAPLES RETAILING -- 1.0%
    1,403   BJ's Wholesale Club, Inc. (b)              46,790
      311   Wal-Mart Stores, Inc.                      15,513
                                                  -----------
                                                       62,303
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE -- 14.9%
    3,541   Brinker International, Inc.                58,922
    3,047   Carnival Corp.                             85,285
      982   Chipotle Mexican Grill, Inc.,
               Class A (b)                             92,141
      567   Choice Hotels International, Inc.          15,791
    1,371   Darden Restaurants, Inc.                   44,407
      948   International Game Technology              18,723
    3,066   International Speedway Corp.,
               Class A                                 78,398
    7,673   Las Vegas Sands Corp. (b)                  71,743
    2,049   Marriott International, Inc., Class A      44,135
      302   Panera Bread Co., Class A (b)              16,598
    5,799   Royal Caribbean Cruises Ltd.               84,201


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE
               (Continued)
    4,342   Starbucks Corp. (b)                   $    76,853
    2,037   Starwood Hotels & Resorts
               Worldwide, Inc.                         48,094
    1,914   WMS Industries, Inc. (b)                   69,210
    6,479   Wyndham Worldwide Corp.                    90,382
      427   Wynn Resorts Ltd. (b)                      21,850
      904   Yum! Brands, Inc.                          32,056
                                                  -----------
                                                      948,789
                                                  -----------

            HOUSEHOLD DURABLES -- 8.0%
    2,104   Black & Decker (The) Corp.                 79,110
      434   Fortune Brands, Inc.                       17,173
    3,297   Garmin Ltd.                                91,195
      802   Harman International Industries, Inc.      19,793
      990   Leggett & Platt, Inc.                      17,177
    2,897   Newell Rubbermaid, Inc.                    37,284
       30   NVR, Inc. (b)                              18,035
    2,732   Snap-on, Inc.                              97,341
    1,337   Stanley Works (The)                        53,681
    1,417   Whirlpool Corp.                            80,897
                                                  -----------
                                                      511,686
                                                  -----------

            INTERNET & CATALOG RETAIL -- 5.1%
      939   Amazon.com, Inc. (b)                       80,529
    5,197   Expedia, Inc. (b)                         107,630
    1,094   NetFlix, Inc. (b)                          48,070
      704   priceline.com, Inc. (b)                    91,252
                                                  -----------
                                                      327,481
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 1.2%
    2,640   eBay, Inc. (b)                             56,100
      939   IAC/InterActiveCorp (b)                    17,287
                                                  -----------
                                                       73,387
                                                  -----------

            IT SERVICES -- 0.3%
      919   Western Union Co.                          16,064
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 1.3%
    1,244   Hasbro, Inc.                               32,966
    2,818   Mattel, Inc.                               49,540
                                                  -----------
                                                       82,506
                                                  -----------

            MEDIA -- 11.8%
    4,162   Comcast Corp., Class A                     61,847
    1,276   CTC Media, Inc. (b)                        15,771
    1,220   DIRECTV Group (The), Inc. (b)              31,598
    2,790   DISH Network Corp., Class A (b)            47,291
      546   DreamWorks Animation SKG, Inc.,
               Class A (b)                             17,205
    8,956   Interpublic Group of Cos. (The),
               Inc. (b)                                46,661
    1,975   Lamar Advertising Co., Class A (b)         41,554
    2,846   Liberty Global, Inc., Class A (b)          59,624
    1,694   Marvel Entertainment, Inc. (b)             67,015
      501   McGraw-Hill (The) Cos., Inc.               15,706


                        See Notes to Financial Statements                Page 39

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            MEDIA (Continued)
    2,360   Meredith Corp.                        $    62,469
    1,432   Omnicom Group, Inc.                        48,688
    2,269   Regal Entertainment Group, Class A         28,226
    1,328   Viacom, Inc., Class B (b)                  30,757
    1,612   Virgin Media, Inc.                         16,845
    1,939   Walt Disney (The) Co.                      48,708
   13,423   Warner Music Group Corp. (b)               75,437
       86   Washington Post (The) Co., Class B         38,829
                                                  -----------
                                                      754,231
                                                  -----------

            MULTILINE RETAIL -- 3.9%
    2,151   Big Lots, Inc. (b)                         49,559
      358   Dollar Tree, Inc. (b)                      16,511
      533   Family Dollar Stores, Inc.                 16,747
    1,575   J. C. Penney Co., Inc.                     47,486
      705   Kohl's Corp. (b)                           34,228
      758   Nordstrom, Inc.                            20,041
      453   Sears Holdings Corp. (b)                   30,052
      764   Target Corp.                               33,326
                                                  -----------
                                                      247,950
                                                  -----------

            PERSONAL PRODUCTS -- 1.1%
    1,170   Avon Products, Inc.                        37,885
      923   Estee Lauder (The) Cos., Inc.,
               Class A                                 33,634
                                                  -----------
                                                       71,519
                                                  -----------

            ROAD & RAIL -- 0.3%
    1,887   Hertz Global Holdings, Inc. (b)            17,813
                                                  -----------

            SPECIALTY RETAIL -- 28.6%
    1,517   Aaron's, Inc.                              41,672
    3,093   Abercrombie & Fitch Co., Class A           88,429
      727   Advance Auto Parts, Inc.                   33,609
    2,291   Aeropostale, Inc. (b)                      83,392
    3,192   American Eagle Outfitters, Inc.            45,933
    4,526   AutoNation, Inc. (b)                       93,598
      100   AutoZone, Inc. (b)                         15,357
    2,923   Barnes & Noble, Inc.                       67,317
    1,471   Bed Bath & Beyond, Inc. (b)                51,117
    1,351   Best Buy Co., Inc.                         50,487
    4,102   CarMax, Inc. (b)                           66,165
    8,070   Chico's FAS, Inc. (b)                      92,563
    4,565   Dick's Sporting Goods, Inc. (b)            90,615
    2,880   Foot Locker, Inc.                          31,910
    2,740   GameStop Corp., Class A (b)                59,979
    2,758   Gap (The), Inc.                            45,010
    2,339   Guess?, Inc.                               67,995
      638   Home Depot (The), Inc.                     16,550
    2,519   Limited Brands, Inc.                       32,596
    2,330   Lowe's Cos., Inc.                          52,332
   13,225   Office Depot, Inc. (b)                     60,174
    1,584   O'Reilly Automotive, Inc. (b)              64,405
    4,719   Penske Automotive Group, Inc.              97,589
    2,108   PetSmart, Inc.                             47,156
    5,625   RadioShack Corp.                           87,244


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            SPECIALTY RETAIL (Continued)
    1,562   Ross Stores, Inc.                     $    68,868
    2,990   Staples, Inc.                              62,850
    1,189   Tiffany & Co.                              35,468
    2,496   TJX (The) Cos., Inc.                       90,430
    2,167   Urban Outfitters, Inc. (b)                 52,095
    2,540   Williams-Sonoma, Inc.                      35,712
                                                  -----------
                                                    1,828,617
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS -- 5.0%
    2,244   Coach, Inc.                                66,400
    2,009   Hanesbrands, Inc. (b)                      39,979
      291   NIKE, Inc., Class B                        16,482
    2,102   Phillips-Van Heusen Corp.                  74,369
    1,126   Polo Ralph Lauren Corp.                    70,994
      817   VF Corp.                                   52,852
                                                  -----------
                                                      321,076
                                                  -----------

            TRADING COMPANIES & DISTRIBUTORS -- 1.5%
      425   MSC Industrial Direct Co., Inc.,
               Class A                                 16,677
    3,136   WESCO International, Inc. (b)              77,428
                                                  -----------
                                                       94,105
                                                  -----------

            TOTAL COMMON STOCKS -- 100.5%
            (Cost $5,706,991)                       6,419,147

            MONEY MARKET FUND -- 0.6%
   37,281   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $37,281)                             37,281
                                                  -----------

            TOTAL INVESTMENTS -- 101.1%
            (Cost $5,744,272) (d)                   6,456,428
            NET OTHER ASSETS AND
               LIABILITIES -- (1.1)%                  (70,013)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 6,386,415
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $5,936,885. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $709,747 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $190,204.


Page 40                 See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

July 31, 2009


____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 6,419,147      $      --     $      --
Money Market Fund             37,281             --            --
                        __________________________________________
Total Investments        $ 6,456,428      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            BEVERAGES -- 16.5%
    4,840   Brown-Forman Corp., Class B           $   212,718
    1,445   Coca-Cola (The) Co.                        72,019
   23,797   Coca-Cola Enterprises, Inc.               447,146
    4,914   Molson Coors Brewing Co., Class B         222,162
   11,709   Pepsi Bottling Group (The), Inc.          397,520
    5,173   PepsiAmericas, Inc.                       138,533
                                                  -----------
                                                    1,490,098
                                                  -----------

            FOOD & STAPLES RETAILING -- 18.0%
    8,703   CVS Caremark Corp.                        291,376
    9,434   Kroger (The) Co.                          201,699
   13,616   Safeway, Inc.                             257,751
    3,085   Sysco Corp.                                73,300
    9,434   Walgreen Co.                              292,926
   20,876   Whole Foods Market, Inc. (b)              504,990
                                                  -----------
                                                    1,622,042
                                                  -----------

            FOOD PRODUCTS -- 43.5%
   14,801   Archer-Daniels-Midland Co.                445,806
    4,603   Bunge Ltd.                                322,072
    7,276   ConAgra Foods, Inc.                       142,828
   10,353   Corn Products International, Inc.         289,884
   14,453   Dean Foods Co. (b)                        306,259
   22,177   Del Monte Foods Co.                       214,230
    6,350   Flowers Foods, Inc.                       150,050
    2,476   General Mills, Inc.                       145,861
    6,702   Green Mountain Coffee Roasters,
               Inc. (b)                               472,089
    1,942   H. J. Heinz Co.                            74,689
    1,926   Hershey (The) Co.                          76,944
    8,030   Hormel Foods Corp.                        288,357
    2,850   J. M. Smucker (The) Co.                   142,586
    4,467   Kellogg Co.                               212,182
    2,132   McCormick & Co., Inc.                      68,693
    2,276   Ralcorp Holdings, Inc. (b)                144,549
   21,313   Sara Lee Corp.                            226,770
   14,890   Smithfield Foods, Inc. (b)                201,760
                                                  -----------
                                                    3,925,609
                                                  -----------

            HOUSEHOLD PRODUCTS -- 7.5%
    2,484   Clorox (The) Co.                          151,549
    2,941   Colgate-Palmolive Co.                     213,046
    1,327   Energizer Holdings, Inc. (b)               85,008
    1,323   Kimberly-Clark Corp.                       77,329
    2,714   Procter & Gamble (The) Co.                150,654
                                                  -----------
                                                      677,586
                                                  -----------

            PERSONAL PRODUCTS -- 10.5%
   12,563   Herbalife Ltd.                            432,293
   14,091   NBTY, Inc. (b)                            510,094
                                                  -----------
                                                      942,387
                                                  -----------

            TOBACCO -- 4.3%
    1,023   Lorillard, Inc.                            75,416
    7,182   Reynolds American, Inc.                   312,489
                                                  -----------
                                                      387,905
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $8,058,040)                     $ 9,045,627

            MONEY MARKET FUND -- 0.4%
   34,822   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $34,822)                             34,822
                                                  -----------


            TOTAL INVESTMENTS -- 100.7%
            (Cost $8,092,862) (d)                   9,080,449
            NET OTHER ASSETS AND
               LIABILITIES -- (0.7)%                  (63,255)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 9,017,194
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $8,267,115. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $954,344 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $141,010.


_______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 9,045,627      $      --     $      --
Money Market Fund             34,822             --            --
                        __________________________________________
Total Investments        $ 9,080,449      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 42                 See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.1%
            ENERGY EQUIPMENT & SERVICES -- 44.5%
    7,769   Atwood Oceanics, Inc. (b)             $   224,058
    5,311   Baker Hughes, Inc.                        215,096
   19,362   BJ Services Co.                           274,553
    1,710   Cameron International Corp. (b)            53,403
      583   Diamond Offshore Drilling, Inc.            52,394
    3,708   Dresser-Rand Group, Inc. (b)              107,940
    7,568   ENSCO International, Inc.                 286,752
    1,287   FMC Technologies, Inc. (b)                 55,984
    4,675   Halliburton Co.                           103,271
    8,549   Helmerich & Payne, Inc.                   293,744
   12,422   Nabors Industries Ltd. (b)                211,422
    5,926   National Oilwell Varco, Inc. (b)          212,980
    1,070   Oceaneering International, Inc. (b)        54,484
   10,901   Oil States International, Inc. (b)        295,635
   20,522   Patterson-UTI Energy, Inc.                283,409
   10,531   Pride International, Inc. (b)             264,012
   13,660   Rowan Cos., Inc.                          291,368
      894   Schlumberger Ltd.                          47,829
    2,572   SEACOR Holdings, Inc. (b)                 204,423
    6,149   Smith International, Inc.                 154,524
   15,281   Superior Energy Services, Inc. (b)        253,512
    9,572   Unit Corp. (b)                            303,337
                                                  -----------
                                                    4,244,130
                                                  -----------

            METALS & MINING -- 1.4%
    2,670   Walter Energy, Inc.                       131,791
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 54.2%
    6,028   Alpha Natural Resources, Inc. (b)         200,793
    5,814   Anadarko Petroleum Corp.                  280,235
    1,341   Apache Corp.                              112,577
   12,592   Arch Coal, Inc.                           219,227
    1,579   Cabot Oil & Gas Corp.                      55,470
    7,985   Chesapeake Energy Corp.                   171,198
    2,921   Chevron Corp.                             202,922
    2,928   Comstock Resources, Inc. (b)              112,728
    5,519   Concho Resources, Inc. (b)                169,433
    6,569   Denbury Resources, Inc. (b)               109,045
    5,242   El Paso Corp.                              52,735
    8,555   Encore Acquisition Co. (b)                304,558
    2,849   EOG Resources, Inc.                       210,912
    3,745   EXCO Resources, Inc. (b)                   51,456
    1,384   Exxon Mobil Corp.                          97,420
    3,442   Foundation Coal Holdings, Inc.            123,671
    3,691   Frontier Oil Corp.                         51,305
    2,946   Hess Corp.                                162,619
    6,423   Marathon Oil Corp.                        207,142
    8,235   Mariner Energy, Inc. (b)                   98,738
    8,104   Massey Energy Co.                         215,566
    3,563   Murphy Oil Corp.                          207,367
    2,685   Noble Energy, Inc.                        164,107
    2,406   Occidental Petroleum Corp.                171,644
    1,604   Peabody Energy Corp.                       53,108
    6,210   Pioneer Natural Resources Co.             177,296
    1,768   Plains Exploration & Production Co. (b)    50,653


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS (CONTINUED)
   10,416   Quicksilver Resources, Inc. (b)       $   119,367
    2,491   Southwestern Energy Co. (b)               103,202
    2,860   Spectra Energy Corp.                       52,510
    7,587   St. Mary Land & Exploration Co.           181,102
    8,342   Sunoco, Inc.                              205,964
   15,203   Tesoro Corp.                              199,007
   10,144   Williams (The) Cos., Inc.                 169,303
    2,537   XTO Energy, Inc.                          102,064
                                                  -----------
                                                    5,166,444
                                                  -----------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $8,435,405)                       9,542,365

            MONEY MARKET FUND -- 0.3%
   26,713   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $26,713)                             26,713
                                                  -----------

            TOTAL INVESTMENTS -- 100.4%
            (Cost $8,462,118) (d)                   9,569,078
            NET OTHER ASSETS AND
               LIABILITIES -- (0.4)%                  (38,522)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 9,530,556
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $8,942,942. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $941,208 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $315,072.


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 9,542,365      $      --     $      --
Money Market Fund            26,713              --            --
                        __________________________________________
Total Investments        $ 9,569,078      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 43

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            CAPITAL MARKETS -- 13.3%
      604   Affiliated Managers Group, Inc. (b)   $    39,876
      724   Ameriprise Financial, Inc.                 20,127
    1,199   Bank of New York Mellon (The)
               Corp.                                   32,781
      401   BlackRock, Inc.                            76,407
    2,188   Federated Investors, Inc., Class B         56,735
      732   Franklin Resources, Inc.                   64,914
      477   Goldman Sachs Group (The), Inc.            77,894
    2,958   Invesco Ltd.                               58,420
    4,309   Investment Technology Group,
               Inc. (b)                                96,306
    6,166   Janus Capital Group, Inc.                  84,228
    3,295   Jefferies Group, Inc. (b)                  75,324
    2,465   Morgan Stanley                             70,252
    5,105   Raymond James Financial, Inc.             104,755
    1,948   SEI Investments Co.                        36,817
      745   State Street Corp.                         37,473
      422   T. Rowe Price Group, Inc.                  19,712
    3,006   TD Ameritrade Holding Corp. (b)            55,731
    3,332   Waddell & Reed Financial, Inc.,
               Class A                                 94,529
                                                  -----------
                                                    1,102,281
                                                  -----------

            COMMERCIAL BANKS -- 11.3%
    5,623   Associated Banc-Corp.                      60,953
    1,712   BancorpSouth, Inc.                         38,520
      981   Bank of Hawaii Corp.                       37,641
    3,198   BB&T Corp.                                 73,170
      466   BOK Financial Corp.                        19,521
    3,601   CapitalSource, Inc.                        16,709
      954   City National Corp.                        37,626
    2,493   Comerica, Inc.                             59,433
    1,104   Commerce Bancshares, Inc.                  40,473
      381   Cullen/Frost Bankers, Inc.                 18,299
      526   First Citizens BancShares, Inc.,
               Class A                                 74,708
    3,373   Fulton Financial Corp.                     22,801
    8,408   Huntington Bancshares, Inc.                34,389
    1,380   M&T Bank Corp.                             80,482
    3,661   Marshall & Ilsley Corp.                    22,112
      453   PNC Financial Services Group, Inc.         16,607
    5,341   SunTrust Banks, Inc.                      104,149
    1,314   TCF Financial Corp.                        18,580
      981   U.S. Bancorp                               20,022
    1,449   Wells Fargo & Co.                          35,443
    9,592   Whitney Holding Corp.                      84,026
    1,520   Zions Bancorporation                       20,642
                                                  -----------
                                                      936,306
                                                  -----------

            CONSUMER FINANCE -- 5.4%
    2,268   American Express Co.                       64,253
    6,484   AmeriCredit Corp. (b)                     101,734
    1,606   Capital One Financial Corp.                49,304
    8,555   Discover Financial Services               101,633
    5,133   SLM Corp. (b)                              45,632


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            CONSUMER FINANCE (Continued)
    1,890   Student Loan (The) Corp.              $    84,956
                                                  -----------
                                                      447,512
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES -- 6.6%
    3,994   Bank of America Corp.                      59,071
   40,867   CIT Group, Inc.                            35,554
      282   CME Group, Inc.                            78,630
    4,526   Interactive Brokers Group, Inc.,
               Class A (b)                             85,044
      769   IntercontinentalExchange, Inc. (b)         72,332
      515   JPMorgan Chase & Co.                       19,905
    2,876   MSCI, Inc., Class A (b)                    80,384
    3,298   NASDAQ OMX Group (The),
               Inc. (b)                                69,687
    1,935   NYSE Euronext                              52,148
                                                  -----------
                                                      552,755
                                                  -----------

            INSURANCE -- 25.5%
    1,130   Aflac, Inc.                                42,782
       65   Alleghany Corp. (b)                        17,582
    1,291   Allied World Assurance Holdings Ltd.       56,107
    3,257   American Financial Group, Inc.             79,438
      464   Aon Corp.                                  18,305
      900   Arch Capital Group Ltd. (b)                55,971
      823   Arthur J. Gallagher & Co.                  18,847
    2,360   Aspen Insurance Holdings Ltd.              58,693
    3,647   Assurant, Inc.                             93,071
    2,685   Axis Capital Holdings Ltd.                 76,415
    1,763   Brown & Brown, Inc.                        33,814
    2,203   Chubb (The) Corp.                         101,734
    3,145   Cincinnati Financial Corp.                 75,952
    3,408   CNA Financial Corp.                        58,106
    1,799   Endurance Specialty Holdings Ltd.          60,033
      246   Everest Re Group Ltd.                      19,734
    2,035   First American Corp.                       60,134
   12,570   Genworth Financial, Inc., Class A          86,733
    1,383   Hanover Insurance Group, Inc.              54,366
    2,928   HCC Insurance Holdings, Inc.               73,493
    2,042   Lincoln National Corp.                     43,270
    2,928   MetLife, Inc.                              99,406
    2,198   Odyssey Re Holdings Corp.                 101,548
      933   Principal Financial Group, Inc.            22,112
    2,326   Progressive (The) Corp. (b)                36,239
    1,536   Protective Life Corp.                      22,963
    1,889   Prudential Financial, Inc.                 83,626
    1,510   Reinsurance Group of America, Inc.         62,665
    1,838   StanCorp Financial Group, Inc.             63,264
    1,898   Torchmark Corp.                            74,136
      811   Transatlantic Holdings, Inc.               38,368
    2,141   Travelers (The) Cos., Inc.                 92,213
    1,462   Unitrin, Inc.                              19,284
    4,432   Unum Group                                 83,189
    1,599   Validus Holdings Ltd.                      36,297
    2,455   W.R. Berkley Corp.                         57,030
      121   Wesco Financial Corp.                      36,899
                                                  -----------
                                                    2,113,819
                                                  -----------


Page 44                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            IT SERVICES -- 5.7%
    2,120   Broadridge Financial Solutions, Inc.  $    36,612
    4,402   Fidelity National Information
               Services, Inc.                         103,095
    1,538   Fiserv, Inc. (b)                           72,917
    1,407   Global Payments, Inc.                      59,516
    3,398   Metavante Technologies, Inc. (b)          104,658
    6,562   Total System Services, Inc.                96,330
                                                  -----------
                                                      473,128
                                                  -----------

            MEDIA -- 1.1%
    2,278   Interactive Data Corp.                     51,825
      852   Morningstar, Inc. (b)                      37,735
                                                  -----------
                                                       89,560
                                                  -----------

            PROFESSIONAL SERVICES -- 1.0%
      216   Dun & Bradstreet (The) Corp.               15,550
    2,693   Equifax, Inc.                              70,152
                                                  -----------
                                                       85,702
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 24.9%
    2,455   Alexandria Real Estate Equities, Inc.      93,560
      934   AMB Property Corp.                         18,503
    7,942   Apartment Investment &
               Management Co.                          74,496
      314   AvalonBay Communities, Inc.                18,275
   11,794   Brandywine Realty Trust                    96,475
    2,219   BRE Properties, Inc.                       52,657
    1,273   Camden Property Trust                      37,566
      599   Corporate Office Properties Trust          20,312
    1,471   Digital Realty Trust, Inc.                 59,649
    9,774   Douglas Emmett, Inc.                       99,304
   10,019   Duke Realty Corp.                          95,080
    1,581   Equity Residential                         37,944
      282   Essex Property Trust, Inc.                 18,333
    2,488   HCP, Inc.                                  64,091
    1,546   Health Care REIT, Inc.                     61,933
    7,390   Hospitality Properties Trust              116,688
   10,472   Host Hotels & Resorts, Inc.                95,086
   21,641   HRPT Properties Trust                     104,310
    6,994   Kimco Realty Corp.                         68,821
    3,051   Liberty Property Trust                     84,726
    4,989   Macerich (The) Co.                         98,134
    3,083   Mack-Cali Realty Corp.                     86,046
      683   Nationwide Health Properties, Inc.         19,821
    4,360   ProLogis                                   38,324
    1,450   Rayonier, Inc.                             56,535
    1,603   Realty Income Corp.                        37,799
      503   Regency Centers Corp.                      16,136
    3,230   Senior Housing Properties Trust            60,272
    3,064   SL Green Realty Corp.                      78,990
    2,617   Taubman Centers, Inc.                      69,638
    5,103   UDR, Inc.                                  53,326
    1,177   Ventas, Inc.                               41,548
      780   Vornado Realty Trust                       39,796
    3,633   Weingarten Realty Investors                56,057
                                                  -----------
                                                    2,070,231
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 3.4%
    9,387   CB Richard Ellis Group, Inc.,
               Class A (b)                        $   102,318
   10,650   Forest City Enterprises, Inc., Class A     76,041
    2,685   Jones Lang LaSalle, Inc.                  101,923
                                                  -----------
                                                      280,282
                                                  -----------

            SOFTWARE -- 0.5%
      705   FactSet Research Systems, Inc.             39,974
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 1.6%
    3,078   First Niagara Financial Group, Inc.        40,476
    1,322   Hudson City Bancorp, Inc.                  18,587
    1,644   New York Community Bancorp, Inc.           17,985
    1,168   People's United Financial, Inc.            18,980
    2,704   Washington Federal, Inc.                   37,667
                                                  -----------
                                                      133,695
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $7,513,943)                       8,325,245

            MONEY MARKET FUND -- 0.5%
   38,820   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $38,820)                             38,820
                                                  -----------

            TOTAL INVESTMENTS -- 100.8%
            (Cost $7,552,763) (d)                   8,364,065
            NET OTHER ASSETS AND
               LIABILITIES -- (0.8)%                  (68,777)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 8,295,288
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $7,808,287. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,011,941 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $456,163.


                        See Notes to Financial Statements                Page 45

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

July 31, 2009


______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 8,325,245      $      --     $      --
Money Market Fund             38,820             --            --
                        __________________________________________
Total Investments        $ 8,364,065      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 46                 See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            BIOTECHNOLOGY -- 4.0%
    3,011   Alexion Pharmaceuticals, Inc. (b)     $   132,635
    8,007   Dendreon Corp. (b)                        193,849
    1,736   Myriad Genetics, Inc. (b)                  47,601
    2,388   United Therapeutics Corp. (b)             221,177
                                                  -----------
                                                      595,262
                                                  -----------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 19.0%
    2,167   Beckman Coulter, Inc.                     136,499
    6,105   Boston Scientific Corp. (b)                65,568
   10,013   Cooper (The) Cos., Inc.                   274,757
    2,028   DENTSPLY International, Inc.               67,634
    1,820   Edwards Lifesciences Corp. (b)            119,046
   12,267   Hill-Rom Holdings, Inc.                   210,256
    4,350   Hologic, Inc. (b)                          63,902
    5,165   Hospira, Inc. (b)                         198,491
    5,360   IDEXX Laboratories, Inc. (b)              267,035
    1,216   Intuitive Surgical, Inc. (b)              276,421
    9,320   Inverness Medical Innovations,
               Inc. (b)                               313,618
    9,087   Kinetic Concepts, Inc. (b)                287,331
    1,774   Medtronic, Inc.                            62,835
    3,040   ResMed, Inc. (b)                          124,640
    3,012   St. Jude Medical, Inc. (b)                113,583
    5,812   Zimmer Holdings, Inc. (b)                 270,839
                                                  -----------
                                                    2,852,455
                                                  -----------

            HEALTH CARE PROVIDERS &
               SERVICES -- 44.6%
    7,943   Aetna, Inc.                               214,223
    6,979   AmerisourceBergen Corp.                   137,626
    8,105   Cardinal Health, Inc.                     269,897
   13,766   CIGNA Corp.                               390,954
   13,134   Community Health Systems, Inc. (b)        371,955
   17,724   Coventry Health Care, Inc. (b)            407,652
    2,503   DaVita, Inc. (b)                          124,399
    4,824   Express Scripts, Inc. (b)                 337,873
   67,130   Health Management Associates,
               Inc., Class A (b)                      404,794
    7,962   Health Net, Inc. (b)                      107,726
    5,164   Henry Schein, Inc. (b)                    265,326
    7,675   Humana, Inc. (b)                          252,124
    1,826   Laboratory Corp. of America
               Holdings (b)                           122,689
    9,433   LifePoint Hospitals, Inc. (b)             260,917
   14,100   Lincare Holdings, Inc. (b)                369,138
    5,628   McKesson Corp.                            287,872
    5,429   Medco Health Solutions, Inc. (b)          286,977
    5,877   MEDNAX, Inc. (b)                          272,399
    4,806   Omnicare, Inc.                            114,719
    2,853   Patterson Cos., Inc. (b)                   72,352
    2,194   Quest Diagnostics, Inc.                   119,836
  117,596   Tenet Healthcare Corp. (b)                464,504
    7,965   UnitedHealth Group, Inc.                  223,498
    5,069   Universal Health Services, Inc.,
               Class B                                281,887


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
              (Continued)
    7,452   VCA Antech, Inc. (b)                  $   190,622
    6,516   WellPoint, Inc. (b)                       343,002
                                                  -----------
                                                    6,694,961
                                                  -----------

            HEALTH CARE TECHNOLOGY -- 6.0%
   20,909   Allscripts-Misys Healthcare
               Solutions, Inc.                        360,262
    5,324   Cerner Corp. (b)                          346,486
    4,725   HLTH Corp. (b)                             69,363
    9,748   IMS Health, Inc.                          116,976
                                                  -----------
                                                      893,087
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 2.5%
   11,084   WebMD Health Corp., Class A (b)           370,316
                                                  -----------


            LIFE SCIENCES TOOLS & SERVICES -- 8.0%
    2,636   Bio-Rad Laboratories, Inc.,
               Class A (b)                            204,132
    1,834   Charles River Laboratories
               International, Inc. (b)                 60,650
    1,258   Covance, Inc. (b)                          69,379
    3,179   Illumina, Inc. (b)                        114,889
    7,949   Life Technologies Corp. (b)               361,918
    1,763   Millipore Corp. (b)                       122,705
   11,435   PerkinElmer, Inc.                         201,599
    1,518   Thermo Fisher Scientific, Inc. (b)         68,735
                                                  -----------
                                                    1,204,007
                                                  -----------

            PHARMACEUTICALS -- 16.2%
    1,301   Allergan, Inc.                             69,512
    3,048   Bristol-Myers Squibb Co.                   66,264
   18,506   Endo Pharmaceuticals Holdings,
               Inc. (b)                               388,811
    9,861   Forest Laboratories, Inc. (b)             254,710
    2,180   Johnson & Johnson                         132,740
    7,116   Merck & Co., Inc.                         213,551
   18,974   Mylan, Inc. (b)                           250,267
    2,228   Perrigo Co.                                60,468
   13,265   Pfizer, Inc.                              211,311
    9,857   Schering-Plough Corp.                     261,309
   11,488   Sepracor, Inc. (b)                        199,317
    2,407   Valeant Pharmaceuticals
               International (b)                       62,101
    5,906   Watson Pharmaceuticals, Inc. (b)          205,115
    1,364   Wyeth                                      63,494
                                                  -----------
                                                    2,438,970
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $12,655,494)                     15,049,058

            MONEY MARKET FUND -- 0.2%
   36,950   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $36,950)                             36,950
                                                  -----------


                        See Notes to Financial Statements                Page 47

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

July 31, 2009


            DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.5%
            (Cost $12,692,444) (d)                $15,086,008
            NET OTHER ASSETS AND
               LIABILITIES -- (0.5)%                  (70,760)
                                                  -----------
            NET ASSETS -- 100.0%                  $15,015,248
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $12,942,138. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,310,861 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $166,991.


______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $15,049,058      $      --     $      --
Money Market Fund            36,950              --            --
                        __________________________________________
Total Investments        $15,086,008      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 48                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.6%
            AEROSPACE & DEFENSE -- 9.9%
      421   Alliant Techsystems, Inc. (b)         $    33,141
    6,375   BE Aerospace, Inc. (b)                    103,020
      626   General Dynamics Corp.                     34,674
    1,832   Goodrich Corp.                             94,091
      780   ITT Corp.                                  38,532
      750   L-3 Communications Holdings, Inc.          56,625
      781   Raytheon Co.                               36,668
      416   Rockwell Collins, Inc.                     17,555
    6,662   Spirit AeroSystems Holdings, Inc.,
               Class A (b)                             86,673
      479   TransDigm Group, Inc. (b)                  18,341
      334   United Technologies Corp.                  18,193
                                                  -----------
                                                      537,513
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 1.8%
      665   C.H. Robinson Worldwide, Inc.              36,263
      936   FedEx Corp.                                63,498
                                                  -----------
                                                       99,761
                                                  -----------

            AIRLINES -- 1.9%
    4,315   AMR Corp. (b)                              23,085
    5,991   Delta Air Lines, Inc. (b)                  41,518
    5,155   Southwest Airlines Co.                     40,467
                                                  -----------
                                                      105,070
                                                  -----------

            CHEMICALS -- 1.8%
    5,436   Nalco Holding Co.                          96,163
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 6.8%
    2,026   Avery Dennison Corp.                       54,155
    3,038   Cintas Corp.                               76,497
      500   Copart, Inc. (b)                           17,655
    2,042   Corrections Corp. of America (b)           35,245
    2,413   Iron Mountain, Inc. (b)                    70,484
    2,985   R.R. Donnelley & Sons Co.                  41,491
      711   Republic Services, Inc.                    18,913
      669   Waste Connections, Inc. (b)                18,872
    1,232   Waste Management, Inc.                     34,632
                                                  -----------
                                                      367,944
                                                  ===========
            COMPUTERS & PERIPHERALS -- 1.5%
    5,776   Lexmark International, Inc.,
               Class A (b)                             83,636
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 5.4%
    2,168   Aecom Technology Corp. (b)                 70,243
    1,353   Fluor Corp.                                71,439
    1,881   KBR, Inc.                                  39,858
      633   Shaw Group (The), Inc. (b)                 18,636
    1,849   URS Corp. (b)                              93,559
                                                  -----------
                                                      293,735
                                                  ===========

            ELECTRICAL EQUIPMENT -- 5.7%
    1,676   Cooper Industries Ltd., Class A            55,224
    2,164   Hubbell, Inc., Class B                     80,761


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            ELECTRICAL EQUIPMENT (Continued)
    1,620   Rockwell Automation, Inc.             $    67,084
      383   Roper Industries, Inc.                     18,315
    3,172   Thomas & Betts Corp. (b)                   84,502
                                                  -----------
                                                      305,886
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 1.8%
    2,135   Tidewater, Inc.                            96,075
                                                  -----------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.3%
      387   Teleflex, Inc.                             18,560
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 5.4%
    2,165   Carlisle Cos., Inc.                        67,829
    4,440   General Electric Co.                       59,496
    3,416   McDermott International, Inc. (b)          66,749
    7,182   Textron, Inc.                              96,526
                                                  -----------
                                                      290,600
                                                  -----------

            IT SERVICES -- 2.6%
    1,037   Accenture Ltd., Class A                    36,368
    1,869   Convergys Corp. (b)                        20,017
    5,905   Genpact Ltd. (b)                           82,788
                                                  -----------
                                                      139,173
                                                  -----------

            LIFE SCIENCES TOOLS &
               SERVICES -- 1.7%
      674   Mettler-Toledo International, Inc. (b)     56,656
      674   Waters Corp. (b)                           33,869
                                                  -----------
                                                       90,525
                                                  -----------

            MACHINERY -- 30.7%
    2,387   AGCO Corp. (b)                             75,095
    3,205   Bucyrus International, Inc.                94,483
    1,050   Caterpillar, Inc.                          46,263
    1,555   Crane Co.                                  32,997
    1,478   Cummins, Inc.                              63,569
      281   Danaher Corp.                              17,208
      868   Deere & Co.                                37,966
      501   Donaldson Co., Inc.                        19,043
    2,097   Dover Corp.                                71,319
    2,052   Eaton Corp.                               106,540
      497   Flowserve Corp.                            40,143
    3,637   Gardner Denver, Inc. (b)                  106,164
      788   Graco, Inc.                                19,495
    2,452   Harsco Corp.                               67,454
      706   IDEX Corp.                                 19,260
      465   Illinois Tool Works, Inc.                  18,856
    1,942   Joy Global, Inc.                           72,204
    3,617   Kennametal, Inc.                           77,114
    2,540   Lincoln Electric Holdings, Inc.           107,645
   17,404   Manitowoc (The) Co., Inc.                 107,557
    3,579   Oshkosh Corp.                              98,244
      534   PACCAR, Inc.                               18,503
    1,615   Parker Hannifin Corp.                      71,512
    2,031   Pentair, Inc.                              55,487
    1,063   SPX Corp.                                  56,148


                        See Notes to Financial Statements                Page 49

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
    4,311   Terex Corp. (b)                       $    65,441
    6,721   Trinity Industries, Inc.                   93,825
                                                  -----------
                                                    1,659,535
                                                  -----------
            MARINE -- 3.1%
    2,960   Alexander & Baldwin, Inc.                  86,491
    2,182   Kirby Corp. (b)                            80,756
                                                  -----------
                                                      167,247
                                                  -----------

            OFFICE ELECTRONICS -- 1.6%
    8,030   Xerox Corp.                                65,766
      733   Zebra Technologies Corp.,
               Class A (b)                             17,914
                                                  -----------
                                                       83,680
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 4.1%
    3,758   Frontline Ltd.                             85,946
    2,689   Overseas Shipholding Group, Inc.           92,367
    2,474   Teekay Corp.                               44,037
                                                  -----------
                                                      222,350
                                                  -----------

            PROFESSIONAL SERVICES -- 1.7%
    2,937   Monster Worldwide, Inc. (b)                38,269
    2,203   Robert Half International, Inc.            54,612
                                                  -----------
                                                       92,881
                                                  -----------

            ROAD & RAIL -- 10.8%
      236   Burlington Northern Santa Fe Corp.         18,547
    2,593   Con-way, Inc.                             118,111
    1,503   CSX Corp.                                  60,300
    1,704   J.B. Hunt Transport Services, Inc.         47,627
    5,682   Kansas City Southern (b)                  115,402
    1,842   Norfolk Southern Corp.                     79,667
    2,485   Ryder System, Inc.                         87,298
    1,000   Union Pacific Corp.                        57,520
                                                  -----------
                                                      584,472
                                                  -----------

            TRADING COMPANIES & DISTRIBUTORS -- 2.0%
    2,697   GATX Corp.                                 68,018
      424   W.W. Grainger, Inc.                        38,122
                                                  -----------
                                                      106,140
                                                  -----------

            TOTAL COMMON STOCKS -- 100.6%
            (Cost $4,605,308)                       5,440,946

            MONEY MARKET FUND -- 0.6%
   33,671   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $33,671)                             33,671
                                                  -----------


            TOTAL INVESTMENTS -- 101.2%
            (Cost $4,638,979) (d)                 $ 5,474,617
            NET OTHER ASSETS AND
               LIABILITIES -- (1.2)%                  (62,949)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 5,411,668
                                                  ===========


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $4,858,562. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $740,440 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $124,385.


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 5,440,946      $      --     $      --
Money Market Fund            33,671              --            --
                        __________________________________________
Total Investments        $ 5,474,617      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 50                 See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.4%
            AEROSPACE & DEFENSE -- 1.2%
    1,481   Precision Castparts Corp.             $   118,199
                                                  -----------

            BUILDING PRODUCTS -- 6.0%
   13,115   Armstrong World Industries, Inc. (b)      322,629
    5,556   Lennox International, Inc.                193,627
    4,230   Owens Corning, Inc. (b)                    77,747
                                                  -----------
                                                      594,003
                                                  -----------

            CHEMICALS -- 40.4%
    4,402   Airgas, Inc.                              196,241
    4,229   Albemarle Corp.                           125,644
   10,601   Ashland, Inc.                             351,317
   17,191   Cabot Corp.                               314,595
    9,106   Celanese Corp., Class A                   234,024
    2,917   CF Industries Holdings, Inc.              230,268
   11,054   Dow Chemical (The) Co.                    234,013
    2,110   E.I. du Pont de Nemours & Co.              65,262
    5,706   Eastman Chemical Co.                      283,360
    2,773   Ecolab, Inc.                              115,107
    2,286   FMC Corp.                                 111,191
   59,117   Huntsman Corp.                            362,979
    1,652   International Flavors & Fragrances,
               Inc.                                    58,250
    1,925   Intrepid Potash, Inc. (b)                  48,626
    6,285   Lubrizol (The) Corp.                      364,090
    2,463   PPG Industries, Inc.                      135,465
    3,851   RPM International, Inc.                    61,462
    3,085   Scotts Miracle-Gro (The) Co.,
               Class A                                120,469
    3,600   Sigma-Aldrich Corp.                       182,700
   12,277   Terra Industries, Inc.                    357,997
    2,400   Valspar (The) Corp.                        60,768
                                                  -----------
                                                    4,013,828
                                                  -----------

            CONSTRUCTION MATERIALS -- 1.2%
    2,509   Vulcan Materials Co.                      119,127
                                                  -----------

            CONTAINERS & PACKAGING -- 17.2%
    5,283   AptarGroup, Inc.                          184,482
    2,394   Ball Corp.                                115,774
    4,291   Bemis Co., Inc.                           112,939
    7,391   Crown Holdings, Inc. (b)                  185,514
    4,891   Greif, Inc., Class A                      251,055
    6,370   Owens-Illinois, Inc. (b)                  216,198
   11,013   Packaging Corp. of America                216,626
    9,966   Pactiv Corp. (b)                          250,944
    2,930   Sealed Air Corp.                           53,883
    4,515   Sonoco Products Co.                       119,557
                                                  -----------
                                                    1,706,972
                                                  -----------

            ELECTRICAL EQUIPMENT -- 0.6%
    1,439   General Cable Corp. (b)                    55,790
                                                  -----------

            MACHINERY -- 5.7%
   17,410   Timken (The) Co.                          354,816
    3,000   Valmont Industries, Inc.                  215,460
                                                  -----------
                                                      570,276
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            METALS & MINING -- 24.0%
    6,191   Allegheny Technologies, Inc.          $   167,652
   14,289   Carpenter Technology Corp.                267,061
   12,152   Cliffs Natural Resources, Inc.            332,843
   11,130   Commercial Metals Co.                     184,090
      985   Compass Minerals International, Inc.       52,392
    1,079   Freeport-McMoRan Copper &
               Gold, Inc.                              65,064
    4,867   Nucor Corp.                               216,436
    7,746   Reliance Steel & Aluminum Co.             261,118
    5,625   Schnitzer Steel Industries, Inc.,
               Class A                                302,456
   23,532   Titanium Metals Corp.                     196,963
    8,320   United States Steel Corp.                 330,720
                                                  -----------
                                                    2,376,795
                                                  -----------

            PAPER & FOREST PRODUCTS -- 3.5%
    7,147   International Paper Co.                   134,435
   10,872   MeadWestvaco Corp.                        211,895
                                                  -----------
                                                      346,330
                                                  -----------

            SPECIALTY RETAIL -- 0.6%
    1,006   Sherwin-Williams (The) Co.                 58,097
                                                  -----------

            TOTAL COMMON STOCKS -- 100.4%
            (Cost $7,963,955)                       9,959,417

            MONEY MARKET FUND -- 0.5%
   46,512   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $46,512)                             46,512
                                                  -----------


            TOTAL INVESTMENTS -- 100.9%
            (Cost $8,010,467) (d)                  10,005,929
            NET OTHER ASSETS AND
               LIABILITIES -- (0.9)%                  (83,937)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 9,921,992
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $8,719,210. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,469,547 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $182,828.


                        See Notes to Financial Statements                Page 51

FIRST TRUST MATERIALS ALPHADEX(R) FUND

July 31, 2009


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 9,959,417      $      --     $      --
Money Market Fund             46,512             --            --
                        __________________________________________
Total Investments        $10,005,929      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 52                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            COMMUNICATIONS EQUIPMENT -- 12.7%
   30,156   Brocade Communications Systems,
               Inc. (b)                           $   237,026
    8,578   Ciena Corp. (b)                            95,730
    2,381   Cisco Systems, Inc. (b)                    52,406
    6,818   F5 Networks, Inc. (b)                     253,084
    4,696   Harris Corp.                              147,032
   23,282   JDS Uniphase Corp. (b)                    136,433
    9,993   Juniper Networks, Inc. (b)                261,117
   35,569   Motorola, Inc.                            254,674
    2,946   QUALCOMM, Inc.                            136,135
                                                  -----------
                                                    1,573,637
                                                  -----------

            COMPUTERS & PERIPHERALS -- 16.2%
    1,656   Apple, Inc. (b)                           270,574
   12,932   Dell, Inc. (b)                            173,030
    3,368   Diebold, Inc.                              93,361
   10,166   EMC Corp. (b)                             153,100
    3,446   Hewlett-Packard Co.                       149,212
      850   International Business Machines
               Corp.                                  100,240
    3,752   NCR Corp. (b)                              48,551
    9,004   NetApp, Inc. (b)                          202,230
    3,501   QLogic Corp. (b)                           45,688
    6,044   SanDisk Corp. (b)                         107,704
   16,975   Seagate Technology                        204,379
    7,578   Teradata Corp. (b)                        186,191
    8,899   Western Digital Corp. (b)                 269,195
                                                  -----------
                                                    2,003,455
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 11.9%
    2,806   Amphenol Corp., Class A                    93,580
    8,360   Arrow Electronics, Inc. (b)               215,437
    8,443   Avnet, Inc. (b)                           206,009
   17,881   AVX Corp.                                 196,512
   14,684   Corning, Inc.                             249,628
    2,381   Dolby Laboratories, Inc., Class A (b)      99,121
   11,965   Jabil Circuit, Inc.                       109,599
    2,855   Molex, Inc.                                50,705
   34,731   Vishay Intertechnology, Inc. (b)          246,938
                                                  -----------
                                                    1,467,529
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 4.9%
    2,441   Equinix, Inc. (b)                         199,503
      316   Google, Inc., Class A (b)                 140,004
    3,753   Sohu.com, Inc. (b)                        229,571
    2,835   Yahoo!, Inc. (b)                           40,597
                                                  -----------
                                                      609,675
                                                  -----------

            IT SERVICES -- 9.4%
    3,997   Affiliated Computer Services, Inc.,
               Class A (b)                            189,498


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            IT SERVICES (Continued)
    4,139   Amdocs Ltd. (b)                       $    99,005
    6,650   Cognizant Technology Solutions
               Corp., Class A (b)                     196,773
    5,323   Computer Sciences Corp. (b)               256,409
    2,403   DST Systems, Inc. (b)                     106,525
    8,013   NeuStar, Inc., Class A (b)                181,735
    7,179   SAIC, Inc. (b)                            129,868
                                                  -----------
                                                    1,159,813
                                                  -----------

            PROFESSIONAL SERVICES -- 0.7%
    1,780   IHS, Inc., Class A (b)                     88,893
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 22.3%
   45,881   Advanced Micro Devices, Inc. (b)          167,924
    1,791   Analog Devices, Inc.                       49,020
    4,047   Applied Materials, Inc.                    55,849
    7,163   Broadcom Corp., Class A (b)               202,212
    8,024   Cree, Inc. (b)                            257,249
   19,300   Cypress Semiconductor Corp. (b)           204,966
    8,047   Intel Corp.                               154,905
   18,761   Intersil Corp., Class A                   269,596
    7,627   Marvell Technology Group Ltd. (b)         101,744
    2,829   Maxim Integrated Products, Inc.            50,130
    3,937   Microchip Technology, Inc.                106,023
   35,091   Micron Technology, Inc. (b)               224,232
   34,377   ON Semiconductor Corp. (b)                250,952
   16,730   PMC-Sierra, Inc. (b)                      153,080
    6,216   Silicon Laboratories, Inc. (b)            266,231
   19,413   Teradyne, Inc. (b)                        152,974
    2,084   Texas Instruments, Inc.                    50,120
    2,170   Xilinx, Inc.                               47,067
                                                  -----------
                                                    2,764,274
                                                  -----------

            SOFTWARE -- 21.0%
    4,706   Adobe Systems, Inc. (b)                   152,569
    1,425   ANSYS, Inc. (b)                            44,546
    1,314   BMC Software, Inc. (b)                     44,715
    5,094   CA, Inc.                                  107,687
    7,524   Cadence Design Systems, Inc. (b)           44,392
    7,395   Citrix Systems, Inc. (b)                  263,262
   19,413   Compuware Corp. (b)                       142,297
    6,131   Electronic Arts, Inc. (b)                 131,633
    1,576   Intuit, Inc. (b)                           46,807
    4,209   McAfee, Inc. (b)                          187,637
    7,013   MICROS Systems, Inc. (b)                  192,086
    5,602   Microsoft Corp.                           131,759
    7,343   Nuance Communications, Inc. (b)            96,928
    6,217   Oracle Corp.                              137,582
    6,616   Red Hat, Inc. (b)                         151,043
   10,813   Rovi Corp. (b)                            282,868
    1,163   Salesforce.com, Inc. (b)                   50,404
    2,833   Sybase, Inc. (b)                          101,421
    2,853   Symantec Corp. (b)                         42,595
    6,826   Synopsys, Inc. (b)                        136,384
    3,256   VMware, Inc., Class A (b)                 104,941
                                                  -----------
                                                    2,593,556
                                                  -----------


                        See Notes to Financial Statements                Page 53

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

July 31, 2009

   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.2%
    1,848   Crown Castle International Corp. (b)  $    53,111
    3,618   SBA Communications Corp.,
               Class A (b)                             94,395
                                                  -----------
                                                      147,506
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $10,654,644)                     12,408,338

            MONEY MARKET FUND -- 0.3%
   34,832   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $34,832)                             34,832
                                                  -----------


            TOTAL INVESTMENTS -- 100.6%
            (Cost $10,689,476) (d)                 12,443,170
            NET OTHER ASSETS AND
               LIABILITIES -- (0.6)%                  (68,757)
                                                  -----------
            NET ASSETS -- 100.0%                  $12,374,413
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $10,917,497. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,629,953 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $104,280.


______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $12,408,338      $      --     $      --
Money Market Fund             34,832             --            --
                        __________________________________________
Total Investments        $12,443,170      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 54                 See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.1%
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 5.4%
    9,533   AT&T, Inc.                            $   250,050
   12,856   CenturyTel, Inc.                          403,550
    2,569   Verizon Communications, Inc.               82,388
                                                  -----------
                                                      735,988
                                                  -----------

            ELECTRIC UTILITIES -- 26.6%
    6,155   Allegheny Energy, Inc.                    155,168
   10,929   American Electric Power Co., Inc.         338,362
    3,407   DPL, Inc.                                  81,598
   16,231   Duke Energy Corp.                         251,256
   10,036   Edison International                      324,363
    1,018   Entergy Corp.                              81,776
    6,111   FirstEnergy Corp.                         251,773
    1,388   FPL Group, Inc.                            78,658
   25,381   Great Plains Energy, Inc.                 404,319
    7,076   Northeast Utilities                       162,819
   29,263   NV Energy, Inc.                           336,524
   23,493   Pepco Holdings, Inc.                      337,829
   10,472   Pinnacle West Capital Corp.               334,685
    4,173   Progress Energy, Inc.                     164,583
    2,533   Southern Co.                               79,536
   12,616   Westar Energy, Inc.                       248,157
                                                  -----------
                                                    3,631,406
                                                  -----------

            GAS UTILITIES -- 9.8%
    2,482   AGL Resources, Inc.                        83,445
    9,457   Atmos Energy Corp.                        256,852
    9,892   Energen Corp.                             408,737
    2,677   ONEOK, Inc.                                88,609
   12,707   Questar Corp.                             420,220
    3,097   UGI Corp.                                  81,885
                                                  -----------
                                                    1,339,748
                                                  -----------

            INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 16.6%
   33,995   AES (The) Corp. (b)                       434,796
   35,397   Calpine Corp. (b)                         455,913
  173,867   Dynegy, Inc., Class A (b)                 349,473
   25,075   Mirant Corp. (b)                          452,855
   15,203   NRG Energy, Inc. (b)                      413,674
    3,916   Ormat Technologies, Inc.                  155,034
                                                  -----------
                                                    2,261,745
                                                  -----------

            MULTI-UTILITIES -- 31.4%
   12,084   Alliant Energy Corp.                      316,117
   15,857   Ameren Corp.                              403,243
   14,248   CenterPoint Energy, Inc.                  171,688
   26,138   CMS Energy Corp.                          338,226
    6,328   Consolidated Edison, Inc.                 249,070
    2,362   Dominion Resources, Inc.                   79,836
    9,867   DTE Energy Co.                            340,017
    7,896   Integrys Energy Group, Inc.               266,727
   12,483   MDU Resources Group, Inc.                 251,283
   33,849   NiSource, Inc.                            436,314
    2,458   NSTAR                                      78,902
    5,575   OGE Energy Corp.                          167,807


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            MULTI-UTILITIES (Continued)
    4,107   PG&E Corp.                            $   165,800
    7,293   SCANA Corp.                               257,808
    3,181   Sempra Energy                             166,780
   13,233   TECO Energy, Inc.                         178,513
    6,738   Vectren Corp.                             165,485
    1,939   Wisconsin Energy Corp.                     83,319
    8,575   Xcel Energy, Inc.                         170,985
                                                  -----------
                                                    4,287,920
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 2.4%
   17,169   Southern Union Co.                        332,735
                                                  -----------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 7.9%
   16,557   NII Holdings, Inc. (b)                    381,142
   49,232   Sprint Nextel Corp. (b)                   196,928
   11,157   Telephone and Data Systems, Inc.          287,181
    6,159   United States Cellular Corp. (b)          220,616
                                                  -----------
                                                    1,085,867
                                                  -----------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $13,422,491)                     13,675,409

            MONEY MARKET FUND -- 0.3%
   42,450   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $42,450)                             42,450
                                                  -----------


            TOTAL INVESTMENTS -- 100.4%
            (Cost $13,464,941) (d)                 13,717,859
            NET OTHER ASSETS AND
               LIABILITIES -- (0.4)%                  (58,314)
                                                  -----------
            NET ASSETS -- 100.0%                  $13,659,545
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $13,833,798. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $860,089 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $976,028.


                        See Notes to Financial Statements                Page 55

FIRST TRUST UTILITIES ALPHADEX(R) FUND

July 31, 2009


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $13,675,409      $      --     $      --
Money Market Fund             42,450             --            --
                        __________________________________________
Total Investments        $13,717,859      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 56                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            AEROSPACE & DEFENSE -- 2.8%
      267   Boeing (The) Co.                      $    11,457
      818   General Dynamics Corp.                     45,309
      680   Goodrich Corp.                             34,925
    1,083   Honeywell International, Inc.              37,580
      764   ITT Corp.                                  37,742
      653   L-3 Communications Holdings, Inc.          49,301
      281   Lockheed Martin Corp.                      21,007
      621   Precision Castparts Corp.                  49,562
      765   Raytheon Co.                               35,917
      815   Rockwell Collins, Inc.                     34,393
      436   United Technologies Corp.                  23,749
                                                  -----------
                                                      380,942
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.7%
      652   C.H. Robinson Worldwide, Inc.              35,553
      340   Expeditors International of
               Washington, Inc.                        11,536
      815   FedEx Corp.                                55,290
                                                  -----------
                                                      102,379
                                                  -----------

            AIRLINES -- 0.3%
    5,052   Southwest Airlines Co.                     39,658
                                                  -----------

            AUTOMOBILES -- 0.6%
    3,496   Harley-Davidson, Inc.                      79,010
                                                  -----------

            BEVERAGES -- 1.3%
      264   Brown-Forman Corp., Class B                11,603
      236   Coca-Cola (The) Co.                        11,762
    2,674   Dr. Pepper Snapple Group, Inc. (b)         65,807
      535   Molson Coors Brewing Co., Class B          24,187
    1,675   Pepsi Bottling Group (The), Inc.           56,866
      206   PepsiCo, Inc.                              11,691
                                                  -----------
                                                      181,916
                                                  -----------

            BIOTECHNOLOGY -- 0.3%
      400   Cephalon, Inc. (b)                         23,460
      242   Gilead Sciences, Inc. (b)                  11,841
                                                  -----------
                                                       35,301
                                                  -----------

            CAPITAL MARKETS -- 1.3%
   26,562   E*TRADE Financial Corp. (b)                39,843
      941   Federated Investors, Inc., Class B         24,400
      231   Goldman Sachs Group (The), Inc.            37,722
    1,272   Invesco Ltd.                               25,122
      795   Morgan Stanley                             22,658
      480   State Street Corp.                         24,144
                                                  -----------
                                                      173,889
                                                  -----------

            CHEMICALS -- 2.3%
      175   Air Products and Chemicals, Inc.           13,055
      764   CF Industries Holdings, Inc.               60,310
    1,404   Dow Chemical (The) Co.                     29,723
      442   E.I. du Pont de Nemours & Co.              13,671
    1,196   Eastman Chemical Co.                       59,393
      872   Ecolab, Inc.                               36,197
      693   International Flavors & Fragrances, Inc.   24,435


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            CHEMICALS (Continued)
      152   Monsanto Co.                          $    12,768
      258   PPG Industries, Inc.                       14,190
      159   Praxair, Inc.                              12,431
      686   Sigma-Aldrich Corp.                        34,814
                                                  -----------
                                                      310,987
                                                  -----------

            COMMERCIAL BANKS -- 1.2%
    2,062   BB&T Corp.                                 47,179
      536   Comerica, Inc.                             12,778
    2,833   First Horizon National Corp. (b)           36,319
      668   M&T Bank Corp.                             38,958
      292   PNC Financial Services Group, Inc.         10,705
      689   SunTrust Banks, Inc.                       13,435
                                                  -----------
                                                      159,374
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 1.9%
    2,481   Cintas Corp.                               62,471
    1,971   Iron Mountain, Inc. (b)                    57,573
      517   Pitney Bowes, Inc.                         10,676
    1,951   R.R. Donnelley & Sons Co.                  27,119
    1,857   Republic Services, Inc.                    49,396
      440   Stericycle, Inc. (b)                       22,528
    1,207   Waste Management, Inc.                     33,929
                                                  -----------
                                                      263,692
                                                  -----------

            COMMUNICATIONS EQUIPMENT -- 1.6%
    2,401   Juniper Networks, Inc. (b)                 62,738
    8,547   Motorola, Inc.                             61,196
    1,003   QUALCOMM, Inc.                             46,349
    7,911   Tellabs, Inc. (b)                          45,884
                                                  -----------
                                                      216,167
                                                  -----------

            COMPUTERS & PERIPHERALS -- 3.6%
      398   Apple, Inc. (b)                            65,029
    3,302   Dell, Inc. (b)                             44,181
    3,461   EMC Corp. (b)                              52,123
    1,173   Hewlett-Packard Co.                        50,791
      217   International Business Machines Corp.      25,591
    2,874   NetApp, Inc. (b)                           64,550
    2,681   QLogic Corp. (b)                           34,987
    1,543   SanDisk Corp. (b)                          27,496
    2,419   Teradata Corp. (b)                         59,435
    2,138   Western Digital Corp. (b)                  64,674
                                                  -----------
                                                      488,857
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 0.9%
    1,105   Fluor Corp.                                58,344
      808   Jacobs Engineering Group, Inc. (b)         33,112
    1,470   Quanta Services, Inc. (b)                  34,266
                                                  -----------
                                                      125,722
                                                  -----------

            CONSUMER FINANCE -- 0.9%
    1,463   American Express Co.                       41,447
    5,518   Discover Financial Services                65,554
    2,207   SLM Corp. (b)                              19,620
                                                  -----------
                                                      126,621
                                                  -----------


                        See Notes to Financial Statements                Page 57

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            CONTAINERS & PACKAGING -- 1.5%
      502   Ball Corp.                            $    24,277
    1,349   Bemis Co., Inc.                            35,505
    1,214   Owens-Illinois, Inc. (b)                   41,203
    2,089   Pactiv Corp. (b)                           52,601
    3,071   Sealed Air Corp.                           56,476
                                                  -----------
                                                      210,062
                                                  -----------

            DISTRIBUTORS -- 0.3%
    1,013   Genuine Parts Co.                          35,880
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 0.2%
      159   Apollo Group, Inc., Class A (b)            10,978
      226   DeVry, Inc.                                11,241
      658   H&R Block, Inc.                            10,982
                                                  -----------
                                                       33,201
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES -- 1.7%
    3,434   Bank of America Corp.                      50,789
   26,356   CIT Group, Inc.                            22,930
      146   CME Group, Inc.                            40,709
      496   IntercontinentalExchange, Inc. (b)         46,654
      332   JPMorgan Chase & Co.                       12,832
      430   Moody's Corp.                              10,208
    1,595   NASDAQ OMX Group (The), Inc. (b)           33,702
      416   NYSE Euronext                              11,211
                                                  -----------
                                                      229,035
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.4%
    1,825   AT&T, Inc.                                 47,870
    1,846   CenturyTel, Inc.                           57,946
    3,175   Frontier Communications Corp.              22,225
    2,731   Qwest Communications
               International, Inc.                     10,542
    1,106   Verizon Communications, Inc.               35,469
    2,711   Windstream Corp.                           23,775
                                                  -----------
                                                      197,827
                                                  -----------

            ELECTRIC UTILITIES -- 4.4%
    1,767   Allegheny Energy, Inc.                     44,546
    1,961   American Electric Power Co., Inc.          60,713
    3,107   Duke Energy Corp.                          48,096
    1,801   Edison International                       58,208
      439   Entergy Corp.                              35,265
      443   Exelon Corp.                               22,531
    1,170   FirstEnergy Corp.                          48,204
      598   FPL Group, Inc.                            33,889
    2,032   Northeast Utilities                        46,756
    4,216   Pepco Holdings, Inc.                       60,626
    1,504   Pinnacle West Capital Corp.                48,068
      688   PPL Corp.                                  23,247
    1,198   Progress Energy, Inc.                      47,249
      727   Southern (The) Co.                         22,828
                                                  -----------
                                                      600,226
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            ELECTRICAL EQUIPMENT -- 0.8%
    1,460   Cooper Industries Ltd., Class A       $    48,107
    1,049   Emerson Electric Co.                       38,163
      706   Rockwell Automation, Inc.                  29,235
                                                  -----------
                                                      115,505
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 0.8%
      558   Agilent Technologies, Inc. (b)             12,957
      716   Amphenol Corp., Class A                    23,878
    3,528   Corning, Inc.                              59,976
      729   Molex, Inc.                                12,947
                                                  -----------
                                                      109,758
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 3.9%
      933   Baker Hughes, Inc.                         37,786
    2,494   BJ Services Co.                            35,365
    1,602   Cameron International Corp. (b)            50,030
      546   Diamond Offshore Drilling, Inc.            49,069
      650   ENSCO International, Inc.                  24,629
    1,206   FMC Technologies, Inc. (b)                 52,461
    2,190   Halliburton Co.                            48,377
    2,910   Nabors Industries Ltd. (b)                 49,528
    1,735   National Oilwell Varco, Inc. (b)           62,356
    2,933   Rowan Cos., Inc.                           62,561
      628   Schlumberger Ltd.                          33,598
    1,320   Smith International, Inc.                  33,172
                                                  -----------
                                                      538,932
                                                  -----------

            FOOD & STAPLES RETAILING -- 2.1%
      248   Costco Wholesale Corp.                     12,276
    1,422   CVS Caremark Corp.                         47,609
    1,542   Kroger (The) Co.                           32,968
    2,782   Safeway, Inc.                              52,663
    1,008   Sysco Corp.                                23,950
    1,927   Walgreen Co.                               59,833
      234   Wal-Mart Stores, Inc.                      11,672
    1,791   Whole Foods Market, Inc. (b)               43,324
                                                  -----------
                                                      284,295
                                                  -----------

            FOOD PRODUCTS -- 2.6%
    2,117   Archer-Daniels-Midland Co.                 63,764
      385   Campbell Soup Co.                          11,947
    1,189   ConAgra Foods, Inc.                        23,340
    1,772   Dean Foods Co. (b)                         37,549
      405   General Mills, Inc.                        23,858
      317   H. J. Heinz Co.                            12,192
      630   Hershey (The) Co.                          25,168
    1,312   Hormel Foods Corp.                         47,114
      466   J. M. Smucker (The) Co.                    23,314
      973   Kellogg Co.                                46,217
      447   Kraft Foods, Inc., Class A                 12,668
      697   McCormick & Co., Inc.                      22,457
      899   Tyson Foods, Inc., Class A                 10,276
                                                  -----------
                                                      359,864
                                                  -----------


Page 58                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            GAS UTILITIES -- 0.3%
      325   EQT Corp.                             $    12,474
      982   Nicor, Inc.                                35,784
                                                  -----------
                                                       48,258
                                                  -----------

            HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
      428   Baxter International, Inc.                 24,126
      318   Becton, Dickinson & Co.                    20,718
    3,353   Boston Scientific Corp. (b)                36,011
      304   C. R. Bard, Inc.                           22,365
      371   DENTSPLY International, Inc.               12,373
    1,177   Hospira, Inc. (b)                          45,232
      277   Intuitive Surgical, Inc. (b)               62,968
      325   Medtronic, Inc.                            11,512
    1,103   St. Jude Medical, Inc. (b)                 41,594
      285   Stryker Corp.                              11,081
      323   Varian Medical Systems, Inc. (b)           11,392
                                                  -----------
                                                      299,372
                                                  -----------

            HEALTH CARE PROVIDERS & SERVICES -- 4.8%
    1,810   Aetna, Inc.                                48,816
    1,278   AmerisourceBergen Corp.                    25,202
    1,484   Cardinal Health, Inc.                      49,417
      470   CIGNA Corp.                                13,348
    3,029   Coventry Health Care, Inc. (b)             69,667
      687   DaVita, Inc. (b)                           34,144
      824   Express Scripts, Inc. (b)                  57,713
    1,757   Humana, Inc. (b)                           57,718
      502   Laboratory Corp. of America
               Holdings (b)                            33,729
      515   McKesson Corp.                             26,342
    1,242   Medco Health Solutions, Inc. (b)           65,652
    1,567   Patterson Cos., Inc. (b)                   39,739
      803   Quest Diagnostics, Inc.                    43,860
    8,038   Tenet Healthcare Corp. (b)                 31,750
    1,114   WellPoint, Inc. (b)                        58,641
                                                  -----------
                                                      655,738
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE -- 2.2%
    2,199   Carnival Corp.                             61,550
    1,031   Darden Restaurants, Inc.                   33,394
      713   International Game Technology              14,082
    2,054   Marriott International, Inc., Class A      44,243
      394   McDonald's Corp.                           21,694
    4,080   Starbucks Corp. (b)                        72,216
      511   Starwood Hotels & Resorts
               Worldwide, Inc.                         12,065
    1,020   Yum! Brands, Inc.                          36,169
                                                  -----------
                                                      295,413
                                                  -----------

            HOUSEHOLD DURABLES -- 1.9%
    1,211   D.R. Horton, Inc.                          14,036
      326   Fortune Brands, Inc.                       12,900
    1,206   Harman International Industries, Inc.      29,764
      744   Leggett & Platt, Inc.                      12,908


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HOUSEHOLD DURABLES (Continued)
    1,972   Snap-on, Inc.                         $    70,262
    1,005   Stanley Works (The)                        40,351
    1,331   Whirlpool Corp.                            75,987
                                                  -----------
                                                      256,208
                                                  -----------

            HOUSEHOLD PRODUCTS -- 0.7%
      203   Clorox (The) Co.                           12,385
      481   Colgate-Palmolive Co.                      34,844
      432   Kimberly-Clark Corp.                       25,250
      444   Procter & Gamble (The) Co.                 24,646
                                                  -----------
                                                       97,125
                                                  -----------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.6%
    2,928   AES (The) Corp. (b)                        37,449
   19,970   Dynegy, Inc., Class A (b)                  40,140
                                                  -----------
                                                       77,589
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 0.7%
      189   3M Co.                                     13,328
    2,901   General Electric Co.                       38,873
    3,520   Textron, Inc.                              47,309
                                                  -----------
                                                       99,510
                                                  -----------

            INSURANCE -- 2.9%
      365   Aflac, Inc.                                13,819
      299   Aon Corp.                                  11,796
    1,882   Assurant, Inc.                             48,029
      853   Chubb (The) Corp.                          39,392
    2,535   Cincinnati Financial Corp.                 61,220
   13,087   MBIA, Inc. (b)                             54,834
      755   MetLife, Inc.                              25,632
      602   Principal Financial Group, Inc.            14,267
      750   Progressive (The) Corp. (b)                11,685
      918   Torchmark Corp.                            35,857
    1,105   Travelers (The) Cos., Inc.                 47,592
    2,144   Unum Group                                 40,243
                                                  -----------
                                                      404,366
                                                  -----------

            INTERNET & CATALOG RETAIL -- 1.0%
      677   Amazon.com, Inc. (b)                       58,060
    3,750   Expedia, Inc. (b)                          77,662
                                                  -----------
                                                      135,722
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 0.6%
    1,323   eBay, Inc. (b)                             28,114
      108   Google, Inc., Class A (b)                  47,849
      724   Yahoo!, Inc. (b)                           10,368
                                                  -----------
                                                       86,331
                                                  -----------

            IT SERVICES -- 2.2%
    1,021   Affiliated Computer Services, Inc.,
               Class A (b)                             48,406
    2,122   Cognizant Technology Solutions
               Corp., Class A (b)                      62,790
    1,279   Computer Sciences Corp. (b)                61,610
    1,703   Fidelity National Information
               Services, Inc.                          39,884


                        See Notes to Financial Statements                Page 59

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            IT SERVICES (Continued)
    1,240   Fiserv, Inc. (b)                      $    58,788
    1,382   Western Union Co.                          24,157
                                                  -----------
                                                      295,635
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 0.5%
    1,403   Hasbro, Inc.                               37,179
    1,412   Mattel, Inc.                               24,823
                                                  -----------
                                                       62,002
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 1.5%
    1,358   Life Technologies Corp. (b)                61,830
      646   Millipore Corp. (b)                        44,962
    1,954   PerkinElmer, Inc.                          34,449
      834   Thermo Fisher Scientific, Inc. (b)         37,763
      661   Waters Corp. (b)                           33,215
                                                  -----------
                                                      212,219
                                                  -----------

            MACHINERY -- 2.6%
      966   Cummins, Inc.                              41,548
      367   Danaher Corp.                              22,475
      567   Deere & Co.                                24,801
    1,370   Dover Corp.                                46,594
    1,270   Eaton Corp.                                65,938
      649   Flowserve Corp.                            52,420
      607   Illinois Tool Works, Inc.                  24,614
      697   PACCAR, Inc.                               24,151
      427   Pall Corp.                                 12,844
    1,055   Parker Hannifin Corp.                      46,715
                                                  -----------
                                                      362,100
                                                  -----------

            MEDIA -- 2.8%
    3,911   Comcast Corp., Class A                     58,117
    1,835   DIRECTV Group (The), Inc. (b)              47,526
    6,733   Interpublic Group of Cos. (The),
               Inc. (b)                                35,079
      753   McGraw-Hill (The) Cos., Inc.               23,607
    1,331   Meredith Corp.                             35,232
    1,077   Omnicom Group, Inc.                        36,618
      814   Scripps Networks Interactive, Inc.,
               Class A                                 26,276
    1,997   Viacom, Inc., Class B (b)                  46,251
    1,943   Walt Disney (The) Co.                      48,808
       64   Washington Post (The) Co., Class B         28,896
                                                  -----------
                                                      386,410
                                                  -----------

            METALS & MINING -- 1.2%
    1,097   Alcoa, Inc.                                12,901
    1,622   Allegheny Technologies, Inc.               43,924
      226   Freeport-McMoRan Copper &
               Gold, Inc.                              13,628
      510   Nucor Corp.                                22,680
    1,233   Titanium Metals Corp.                      10,320
    1,586   United States Steel Corp.                  63,043
                                                  -----------
                                                      166,496
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            MULTILINE RETAIL -- 2.4%
    2,156   Big Lots, Inc. (b)                    $    49,674
    1,602   Family Dollar Stores, Inc.                 50,335
    1,184   J. C. Penney Co., Inc.                     35,698
      795   Kohl's Corp. (b)                           38,597
    1,709   Nordstrom, Inc.                            45,186
      852   Sears Holdings Corp. (b)                   56,522
    1,149   Target Corp.                               50,119
                                                  -----------
                                                      326,131
                                                  -----------

            MULTI-UTILITIES -- 4.8%
    2,277   Ameren Corp.                               57,904
    3,069   CenterPoint Energy, Inc.                   36,981
    4,691   CMS Energy Corp.                           60,702
    1,211   Consolidated Edison, Inc.                  47,665
      678   Dominion Resources, Inc.                   22,916
    1,771   DTE Energy Co.                             61,029
    4,860   NiSource, Inc.                             62,645
    1,179   PG&E Corp.                                 47,596
      695   Public Service Enterprise
               Group, Inc.                             22,553
    1,396   SCANA Corp.                                49,349
      913   Sempra Energy                              47,869
    3,800   TECO Energy, Inc.                          51,262
    1,114   Wisconsin Energy Corp.                     47,869
    2,462   Xcel Energy, Inc.                          49,092
                                                  -----------
                                                      665,432
                                                  -----------

            OFFICE ELECTRONICS -- 0.5%
    8,745   Xerox Corp.                                71,622
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 6.2%
      499   Anadarko Petroleum Corp.                   24,052
      740   Cabot Oil & Gas Corp.                      25,996
    1,715   Chesapeake Energy Corp.                    36,770
      269   ConocoPhillips                             11,758
    1,001   CONSOL Energy, Inc.                        35,565
      334   EOG Resources, Inc.                        24,726
    1,881   Marathon Oil Corp.                         60,662
    2,320   Massey Energy Co.                          61,712
    1,043   Murphy Oil Corp.                           60,703
      961   Noble Energy, Inc.                         58,736
      861   Occidental Petroleum Corp.                 61,424
    1,879   Peabody Energy Corp.                       62,214
    2,222   Pioneer Natural Resources Co.              63,438
      274   Range Resources Corp.                      12,716
    1,459   Southwestern Energy Co. (b)                60,446
    2,009   Spectra Energy Corp.                       36,885
    4,451   Tesoro Corp.                               58,264
      671   Valero Energy Corp.                        12,078
    3,630   Williams (The) Cos., Inc.                  60,585
      594   XTO Energy, Inc.                           23,897
                                                  -----------
                                                      852,627
                                                  -----------

            PAPER & FOREST PRODUCTS -- 0.4%
    2,763   MeadWestvaco Corp.                         53,851
                                                  -----------


Page 60                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            PERSONAL PRODUCTS -- 0.5%
    1,319   Avon Products, Inc.                   $    42,709
      694   Estee Lauder (The) Cos., Inc.,
               Class A                                 25,290
                                                  -----------
                                                       67,999
                                                  -----------

            PHARMACEUTICALS -- 2.1%
      482   Abbott Laboratories                        21,685
      238   Allergan, Inc.                             12,716
    1,116   Bristol-Myers Squibb Co.                   24,262
    1,177   King Pharmaceuticals, Inc. (b)             10,675
    1,216   Merck & Co., Inc.                          36,492
    4,342   Mylan, Inc. (b)                            57,271
    3,022   Pfizer, Inc.                               48,141
      451   Schering-Plough Corp.                      11,956
    1,346   Watson Pharmaceuticals, Inc. (b)           46,747
      499   Wyeth                                      23,228
                                                  -----------
                                                      293,173
                                                  -----------

            PROFESSIONAL SERVICES -- 0.7%
      140   Dun & Bradstreet (The) Corp.               10,079
    2,879   Monster Worldwide, Inc. (b)                37,513
    1,919   Robert Half International, Inc.            47,572
                                                  -----------
                                                       95,164
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 0.7%
      535   HCP, Inc.                                  13,782
      332   Health Care REIT, Inc.                     13,300
    2,702   Host Hotels & Resorts, Inc.                24,534
    2,255   Kimco Realty Corp.                         22,189
      381   Plum Creek Timber Co., Inc.                11,918
      380   Ventas, Inc.                               13,414
                                                  -----------
                                                       99,137
                                                  -----------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.3%
    3,632   CB Richard Ellis Group, Inc.,
               Class A (b)                             39,589
                                                  -----------

            ROAD & RAIL -- 2.0%
      462   Burlington Northern Santa Fe Corp.         36,308
    1,309   CSX Corp.                                  52,517
    1,504   Norfolk Southern Corp.                     65,048
    2,030   Ryder System, Inc.                         71,314
      871   Union Pacific Corp.                        50,100
                                                  -----------
                                                      275,287
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.9%
   11,714   Advanced Micro Devices, Inc. (b)           42,873
      915   Analog Devices, Inc.                       25,044
    2,286   Broadcom Corp., Class A (b)                64,534
    1,370   Intel Corp.                                26,372
      485   Linear Technology Corp.                    13,032
    7,456   LSI Corp. (b)                              38,622
      503   Microchip Technology, Inc.                 13,546
      532   Texas Instruments, Inc.                    12,795


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
    1,108   Xilinx, Inc.                          $    24,032
                                                  -----------
                                                      260,850
                                                  -----------

            SOFTWARE -- 2.6%
      400   Adobe Systems, Inc. (b)                    12,968
      671   BMC Software, Inc. (b)                     22,834
    1,300   CA, Inc.                                   27,482
    1,777   Citrix Systems, Inc. (b)                   63,261
    1,565   Electronic Arts, Inc. (b)                  33,601
      805   Intuit, Inc. (b)                           23,908
    1,343   McAfee, Inc. (b)                           59,871
    1,430   Microsoft Corp.                            33,634
    2,116   Oracle Corp.                               46,827
      594   Salesforce.com, Inc. (b)                   25,744
      728   Symantec Corp. (b)                         10,869
                                                  -----------
                                                      360,999
                                                  -----------

            SPECIALTY RETAIL -- 4.3%
      225   AutoZone, Inc. (b)                         34,553
    1,843   Bed Bath & Beyond, Inc. (b)                64,044
    1,354   Best Buy Co., Inc.                         50,599
      515   GameStop Corp., Class A (b)                11,273
    2,764   Gap (The), Inc.                            45,109
      959   Home Depot (The), Inc.                     24,877
    1,894   Limited Brands, Inc.                       24,509
    2,336   Lowe's Cos., Inc.                          52,467
    1,488   O'Reilly Automotive, Inc. (b)              60,502
    4,059   RadioShack Corp.                           62,955
      211   Sherwin-Williams (The) Co.                 12,185
    2,809   Staples, Inc.                              59,045
      894   Tiffany & Co.                              26,668
    1,801   TJX (The) Cos., Inc.                       65,250
                                                  -----------
                                                      594,036
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
    2,108   Coach, Inc.                                62,376
      657   NIKE, Inc., Class B                        37,213
      847   Polo Ralph Lauren Corp.                    53,403
      819   VF Corp.                                   52,981
                                                  -----------
                                                      205,973
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.2%
      853   Hudson City Bancorp, Inc.                  11,993
      754   People's United Financial, Inc.            12,253
                                                  -----------
                                                       24,246
                                                  -----------

            TOBACCO -- 0.5%
      691   Altria Group, Inc.                         12,113
      167   Lorillard, Inc.                            12,311
      260   Philip Morris International, Inc.          12,116
      587   Reynolds American, Inc.                    25,541
                                                  -----------
                                                       62,081
                                                  -----------


                        See Notes to Financial Statements                Page 61

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.3%
      415   W.W. Grainger, Inc.                   $    37,313
                                                  -----------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.3%
    9,425   Sprint Nextel Corp. (b)                    37,700
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $12,242,767)                     13,762,804

            MONEY MARKET FUND -- 0.4%
   51,815   Morgan Stanley Institutional Treasury
            Money Market Fund- 0.01% (c)
            (Cost $51,815)                             51,815
                                                  -----------


            TOTAL INVESTMENTS -- 100.7%
            (Cost $12,294,582) (d)                 13,814,619
            NET OTHER ASSETS AND
               LIABILITIES -- (0.7)%                  (94,645)
                                                  -----------
            NET ASSETS -- 100.0%                  $13,719,974
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $12,974,407. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,658,023 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $817,811.


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $13,762,804      $      --     $      --
Money Market Fund             51,815             --            --
                        __________________________________________
Total Investments        $13,814,619      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 62                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            AEROSPACE & DEFENSE -- 0.4%
      438   Alliant Techsystems, Inc. (b)         $    34,479
                                                  -----------

            AIRLINES -- 0.6%
      988   Alaska Air Group, Inc. (b)                 22,783
    6,338   JetBlue Airways Corp. (b)                  32,387
                                                  -----------
                                                       55,170
                                                  -----------

            AUTO COMPONENTS -- 0.3%
      793   BorgWarner, Inc.                           26,320
                                                  -----------

            AUTOMOBILES -- 0.3%
      982   Thor Industries, Inc.                      23,480
                                                  -----------

            BEVERAGES -- 0.2%
      673   PepsiAmericas, Inc.                        18,023
                                                  -----------

            BIOTECHNOLOGY -- 1.1%
    1,598   OSI Pharmaceuticals, Inc. (b)              53,996
      325   United Therapeutics Corp. (b)              30,101
      253   Vertex Pharmaceuticals, Inc. (b)            9,111
                                                  -----------
                                                       93,208
                                                  -----------

            CAPITAL MARKETS -- 0.7%
    1,269   Jefferies Group, Inc. (b)                  29,009
    1,573   Raymond James Financial, Inc.              32,278
                                                  -----------
                                                       61,287
                                                  -----------

            CHEMICALS -- 4.6%
      668   Airgas, Inc.                               29,780
      706   Albemarle Corp.                            20,975
    1,286   Ashland, Inc.                              42,618
    2,868   Cabot Corp.                                52,484
      191   FMC Corp.                                   9,290
    1,252   Minerals Technologies, Inc.                54,425
    3,794   Olin Corp.                                 52,319
      772   Scotts Miracle-Gro (The) Co.,
               Class A                                 30,147
    1,599   Sensient Technologies Corp.                40,279
    1,862   Terra Industries, Inc.                     54,296
      801   Valspar (The) Corp.                        20,281
                                                  -----------
                                                      406,894
                                                  -----------

            COMMERCIAL BANKS -- 2.7%
    2,887   Associated Banc-Corp.                      31,295
      439   BancorpSouth, Inc.                          9,878
      252   Bank of Hawaii Corp.                        9,669
    2,846   Cathay General Bancorp                     25,956
      245   City National Corp.                         9,663
      283   Commerce Bancshares, Inc.                  10,375
      196   Cullen/Frost Bankers, Inc.                  9,414
    1,063   FirstMerit Corp.                           19,857
    1,732   Fulton Financial Corp.                     11,708
    4,375   International Bancshares Corp.             57,662
      675   TCF Financial Corp.                         9,544
    1,401   Trustmark Corp.                            27,880
                                                  -----------
                                                      232,901
                                                  ===========


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES -- 2.0%
      311   Brink's (The) Co.                     $     8,444
      260   Copart, Inc. (b)                            9,181
    2,124   Corrections Corp. of America (b)           36,660
    1,408   Deluxe Corp.                               22,035
    1,176   Herman Miller, Inc.                        19,533
      999   HNI Corp.                                  22,258
      749   Mine Safety Appliances Co.                 21,039
    1,042   Rollins, Inc.                              19,100
      696   Waste Connections, Inc. (b)                19,634
                                                  -----------
                                                      177,884
                                                  -----------

            COMMUNICATIONS EQUIPMENT -- 3.3%
    9,577   3Com Corp. (b)                             36,105
    3,400   ADC Telecommunications, Inc. (b)           24,752
    1,261   ADTRAN, Inc.                               30,466
    1,718   CommScope, Inc. (b)                        43,981
    1,304   F5 Networks, Inc. (b)                      48,404
    2,178   Palm, Inc. (b)                             34,260
    1,431   Plantronics, Inc.                          33,872
    1,780   Polycom, Inc. (b)                          42,275
                                                  -----------
                                                      294,115
                                                  -----------

            COMPUTERS & PERIPHERALS -- 0.2%
      342   Diebold, Inc.                               9,480
      763   NCR Corp. (b)                               9,873
                                                  -----------
                                                       19,353
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 2.3%
    1,410   Aecom Technology Corp. (b)                 45,684
    3,260   Dycom Industries, Inc. (b)                 41,500
    1,084   Granite Construction, Inc.                 36,726
    1,957   KBR, Inc.                                  41,469
      329   Shaw Group (The), Inc. (b)                  9,686
      547   URS Corp. (b)                              27,678
                                                  -----------
                                                      202,743
                                                  -----------

            CONSTRUCTION MATERIALS -- 0.1%
      114   Martin Marietta Materials, Inc.             9,812
                                                  -----------

            CONSUMER FINANCE -- 0.6%
    3,329   AmeriCredit Corp. (b)                      52,232
                                                  -----------

            CONTAINERS & PACKAGING -- 1.5%
      801   AptarGroup, Inc.                           27,971
      408   Greif, Inc., Class A                       20,943
    1,671   Packaging Corp. of America                 32,869
    1,130   Sonoco Products Co.                        29,922
    1,375   Temple-Inland, Inc.                        21,532
                                                  -----------
                                                      133,237
                                                  -----------

            DISTRIBUTORS -- 0.5%
    2,194   LKQ Corp. (b)                              39,360
                                                  -----------


                        See Notes to Financial Statements                Page 63

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            DIVERSIFIED CONSUMER SERVICES -- 2.1%
      637   Brink's Home Security Holdings,
               Inc. (b)                           $    18,995
      725   Career Education Corp. (b)                 16,617
    1,599   Corinthian Colleges, Inc. (b)              24,689
       90   ITT Educational Services, Inc. (b)          8,761
      580   Matthews International Corp.,
               Class A                                 18,131
    2,073   Regis Corp.                                28,317
    6,585   Service Corp. International                41,617
      639   Sotheby's                                   9,630
       83   Strayer Education, Inc.                    17,628
                                                  -----------
                                                      184,385
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.2%
    6,353   Cincinnati Bell, Inc. (b)                  19,885
                                                  -----------

            ELECTRIC UTILITIES -- 2.9%
    1,207   Cleco Corp.                                28,594
    1,168   DPL, Inc.                                  27,974
    2,901   Great Plains Energy, Inc.                  46,213
    1,420   Hawaiian Electric Industries, Inc.         25,375
    1,380   IDACORP, Inc.                              38,254
    4,180   NV Energy, Inc.                            48,070
    1,923   Westar Energy, Inc.                        37,825
                                                  -----------
                                                      252,305
                                                  -----------

            ELECTRICAL EQUIPMENT -- 1.4%
      261   AMETEK, Inc.                                8,446
    1,407   Hubbell, Inc., Class B                     52,509
      938   Thomas & Betts Corp. (b)                   24,988
    1,823   Woodward Governor Co.                      35,804
                                                  -----------
                                                      121,747
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 0.6%
      400   National Instruments Corp.                 10,088
    1,103   Tech Data Corp. (b)                        38,528
                                                  -----------
                                                       48,616
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 2.5%
    4,150   Helix Energy Solutions Group,
               Inc. (b)                                43,533
      877   Helmerich & Payne, Inc.                    30,134
      399   Oceaneering International, Inc. (b)        20,317
      702   Patterson-UTI Energy, Inc.                  9,695
    1,800   Pride International, Inc. (b)              45,126
    1,045   Superior Energy Services, Inc. (b)         17,336
    1,052   Tidewater, Inc.                            47,340
      327   Unit Corp. (b)                             10,363
                                                  -----------
                                                      223,844
                                                  -----------

            FOOD & STAPLES RETAILING -- 0.9%
    1,120   BJ's Wholesale Club, Inc. (b)              37,352


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            FOOD & STAPLES RETAILING (Continued)
    1,925   Ruddick Corp.                         $    45,238
                                                  -----------
                                                       82,590
                                                  -----------

            FOOD PRODUCTS -- 1.4%
    1,684   Corn Products International, Inc.          47,152
      826   Flowers Foods, Inc.                        19,518
      409   Lancaster Colony Corp.                     18,626
      592   Ralcorp Holdings, Inc. (b)                 37,598
                                                  -----------
                                                      122,894
                                                  -----------

            GAS UTILITIES -- 2.5%
    1,135   AGL Resources, Inc.                        38,159
    1,130   Energen Corp.                              46,692
      500   National Fuel Gas Co.                      20,290
    1,224   ONEOK, Inc.                                40,514
    1,416   UGI Corp.                                  37,439
    1,127   WGL Holdings, Inc.                         37,326
                                                  -----------
                                                      220,420
                                                  -----------

            HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
      474   Beckman Coulter, Inc.                      29,857
      398   Edwards Lifesciences Corp. (b)             26,033
      634   Hologic, Inc. (b)                           9,313
      586   IDEXX Laboratories, Inc. (b)               29,195
    1,324   Kinetic Concepts, Inc. (b)                 41,865
      443   ResMed, Inc. (b)                           18,163
    1,038   STERIS Corp.                               29,147
      805   Teleflex, Inc.                             38,608
      337   Thoratec Corp. (b)                          8,472
                                                  -----------
                                                      230,653
                                                  -----------

            HEALTH CARE PROVIDERS &
               SERVICES -- 4.9%
    1,786   Community Health Systems, Inc. (b)         50,580
    9,131   Health Management Associates,
               Inc., Class A (b)                       55,060
    2,321   Health Net, Inc. (b)                       31,403
      753   Henry Schein, Inc. (b)                     38,689
    3,646   Kindred Healthcare, Inc. (b)               51,190
    1,718   LifePoint Hospitals, Inc. (b)              47,520
    1,051   Omnicare, Inc.                             25,087
      206   Owens & Minor, Inc.                         9,126
    1,587   Psychiatric Solutions, Inc. (b)            42,881
      923   Universal Health Services, Inc.,
               Class B                                 51,328
    1,014   VCA Antech, Inc. (b)                       25,938
                                                  -----------
                                                      428,802
                                                  -----------

            HEALTH CARE TECHNOLOGY -- 0.5%
      724   Cerner Corp. (b)                           47,118
                                                  -----------


            HOTELS, RESTAURANTS & LEISURE -- 3.0%
      314   Bob Evans Farms, Inc.                       9,112
    2,607   Cheesecake Factory (The), Inc. (b)         50,498


Page 64                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE (Continued)
      451   Chipotle Mexican Grill, Inc.,
               Class A (b)                        $    42,317
    1,761   International Speedway Corp.,
               Class A                                 45,029
    2,254   Life Time Fitness, Inc. (b)                57,364
      362   Panera Bread Co., Class A (b)              19,896
    1,145   WMS Industries, Inc. (b)                   41,403
                                                  -----------
                                                      265,619
                                                  -----------

            HOUSEHOLD DURABLES -- 0.5%
       18   NVR, Inc. (b)                              10,821
    1,040   Tupperware Brands Corp.                    35,433
                                                  -----------
                                                       46,254
                                                  -----------

            HOUSEHOLD PRODUCTS -- 0.2%
      166   Church & Dwight Co., Inc.                   9,791
      173   Energizer Holdings, Inc. (b)               11,082
                                                  -----------
                                                       20,873
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 0.5%
    1,501   Carlisle Cos., Inc.                        47,026
                                                  -----------

            INSURANCE -- 2.2%
    1,672   American Financial Group, Inc.             40,780
      423   Arthur J. Gallagher & Co.                   9,687
      453   Brown & Brown, Inc.                         8,688
      126   Everest Re Group Ltd.                      10,108
      696   First American Corp.                       20,567
      473   Hanover Insurance Group, Inc.              18,594
      905   Horace Mann Educators Corp.                10,272
      517   Reinsurance Group of America, Inc.         21,455
    1,258   StanCorp Financial Group, Inc.             43,300
      751   Unitrin, Inc.                               9,906
                                                  -----------
                                                      193,357
                                                  -----------

            INTERNET & CATALOG RETAIL -- 1.0%
      873   NetFlix, Inc. (b)                          38,360
      404   priceline.com, Inc. (b)                    52,366
                                                  -----------
                                                       90,726
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 0.9%
      745   Digital River, Inc. (b)                    26,336
      496   Equinix, Inc. (b)                          40,538
      858   ValueClick, Inc. (b)                        9,867
                                                  -----------
                                                       76,741
                                                  -----------

            IT SERVICES -- 3.4%
    4,087   Acxiom Corp.                               39,439
    1,088   Broadridge Financial Solutions, Inc.       18,790
    1,182   Gartner, Inc. (b)                          20,212
      482   Global Payments, Inc.                      20,389
      606   Hewitt Associates, Inc., Class A (b)       18,137
      650   Lender Processing Services, Inc.           22,217
      419   ManTech International Corp.,
               Class A (b)                             22,333
    1,395   Metavante Technologies, Inc. (b)           42,966


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            IT SERVICES (Continued)
    1,221   NeuStar, Inc., Class A (b)            $    27,692
    1,945   SAIC, Inc. (b)                             35,185
    1,541   SRA International, Inc., Class A (b)       30,358
                                                  -----------
                                                      297,718
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 0.6%
    8,897   Callaway Golf Co.                          56,674
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 1.4%
      239   Bio-Rad Laboratories, Inc.,
               Class A (b)                             18,508
      267   Charles River Laboratories
               International, Inc. (b)                  8,830
      367   Covance, Inc. (b)                          20,240
      351   Mettler-Toledo International, Inc. (b)     29,505
      141   TECHNE Corp.                                8,999
      686   Varian, Inc. (b)                           34,821
                                                  -----------
                                                      120,903
                                                  -----------

            MACHINERY -- 5.2%
    1,552   AGCO Corp. (b)                             48,826
    1,579   Bucyrus International, Inc.                46,549
    1,213   Crane Co.                                  25,740
      260   Donaldson Co., Inc.                         9,883
    3,538   Federal Signal Corp.                       31,347
    1,275   Harsco Corp.                               35,075
      734   IDEX Corp.                                 20,023
    1,010   Joy Global, Inc.                           37,552
      467   Nordson Corp.                              20,968
    1,056   Pentair, Inc.                              28,850
      553   SPX Corp.                                  29,209
    2,641   Timken (The) Co.                           53,824
      662   Trinity Industries, Inc.                    9,241
      501   Valmont Industries, Inc.                   35,982
      841   Wabtec Corp.                               28,300
                                                  -----------
                                                      461,369
                                                  -----------

            MARINE -- 0.4%
    1,155   Alexander & Baldwin, Inc.                  33,749
                                                  -----------

            MEDIA -- 1.6%
      327   DreamWorks Animation SKG, Inc.,
               Class A (b)                             10,304
    3,901   Harte-Hanks, Inc.                          42,209
      591   Lamar Advertising Co., Class A (b)         12,434
    1,014   Marvel Entertainment, Inc. (b)             40,114
    1,368   Scholastic Corp.                           30,848
                                                  -----------
                                                      135,909
                                                  -----------

            METALS & MINING -- 2.2%
    2,168   Carpenter Technology Corp.                 40,520
      737   Cliffs Natural Resources, Inc.             20,186
    2,814   Commercial Metals Co.                      46,544
    1,175   Reliance Steel & Aluminum Co.              39,609
    3,062   Steel Dynamics, Inc.                       50,094
                                                  -----------
                                                      196,953
                                                  -----------


                        See Notes to Financial Statements                Page 65

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            MULTILINE RETAIL -- 0.9%
    3,322   99 Cents Only Stores (b)              $    48,667
      643   Dollar Tree, Inc. (b)                      29,655
                                                  -----------
                                                       78,322
                                                  -----------

            MULTI-UTILITIES -- 2.0%
    1,726   Alliant Energy Corp.                       45,152
      785   Black Hills Corp.                          20,418
      476   MDU Resources Group, Inc.                   9,582
      843   NSTAR                                      27,060
    1,274   OGE Energy Corp.                           38,348
    1,540   Vectren Corp.                              37,822
                                                  -----------
                                                      178,382
                                                  -----------

            OFFICE ELECTRONICS -- 0.1%
      381   Zebra Technologies Corp.,
               Class A (b)                              9,312
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 4.9%
    2,935   Arch Coal, Inc.                            51,098
    1,643   Bill Barrett Corp. (b)                     51,902
      318   Cimarex Energy Co.                         11,378
      585   Encore Acquisition Co. (b)                 20,826
    1,376   Frontier Oil Corp.                         19,127
    2,303   Mariner Energy, Inc. (b)                   27,613
      552   Newfield Exploration Co. (b)               21,710
    1,325   Overseas Shipholding Group, Inc.           45,514
    7,070   Patriot Coal Corp. (b)                     59,176
      989   Plains Exploration & Production
               Co. (b)                                 28,335
    3,884   Quicksilver Resources, Inc. (b)            44,511
    2,453   Southern Union Co.                         47,539
                                                  -----------
                                                      428,729
                                                  -----------

            PERSONAL PRODUCTS -- 0.9%
      710   Alberto-Culver Co.                         18,190
    1,604   NBTY, Inc. (b)                             58,065
                                                  -----------
                                                       76,255
                                                  -----------

            PHARMACEUTICALS -- 1.1%
    1,106   Medicis Pharmaceutical Corp.,
               Class A                                 18,935
      649   Perrigo Co.                                17,614
    2,083   Sepracor, Inc. (b)                         36,140
    1,052   Valeant Pharmaceuticals
               International (b)                       27,141
                                                  -----------
                                                       99,830
                                                  -----------

            PROFESSIONAL SERVICES -- 0.6%
      178   FTI Consulting, Inc. (b)                    9,689
      848   Korn/Ferry International (b)               11,796
      213   Manpower, Inc.                             10,213
    2,362   MPS Group, Inc. (b)                        20,431
                                                  -----------
                                                       52,129
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 4.0%
      756   Alexandria Real Estate Equities, Inc.      28,811
      380   BRE Properties, Inc.                        9,017


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
      615   Corporate Office Properties Trust     $    20,855
    5,307   Cousins Properties, Inc.                   45,746
    3,086   Duke Realty Corp.                          29,286
    1,361   Equity One, Inc.                           20,483
    3,035   Hospitality Properties Trust               47,923
      392   Liberty Property Trust                     10,886
    1,025   Macerich (The) Co.                         20,162
      396   Mack-Cali Realty Corp.                     11,052
      350   Nationwide Health Properties, Inc.         10,157
    1,163   OMEGA Healthcare Investors, Inc.           19,434
      496   Rayonier, Inc.                             19,339
      412   Realty Income Corp.                         9,715
    1,180   SL Green Realty Corp.                      30,420
    1,243   Weingarten Realty Investors                19,180
                                                  -----------
                                                      352,466
                                                  -----------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.4%
      827   Jones Lang LaSalle, Inc.                   31,393
                                                  -----------

            ROAD & RAIL -- 2.0%
    1,277   Con-way, Inc.                              58,167
      886   J.B. Hunt Transport Services, Inc.         24,764
    2,800   Kansas City Southern (b)                   56,868
    1,991   Werner Enterprises, Inc.                   35,958
                                                  -----------
                                                      175,757
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.3%
    2,419   Atmel Corp. (b)                            10,087
    1,228   Cree, Inc. (b)                             39,370
    1,134   Semtech Corp. (b)                          20,866
      951   Silicon Laboratories, Inc. (b)             40,731
                                                  -----------
                                                      111,054
                                                  -----------

            SOFTWARE -- 2.6%
      825   Advent Software, Inc. (b)                  30,071
      290   ANSYS, Inc. (b)                             9,065
      181   FactSet Research Systems, Inc.             10,263
    2,334   Fair Isaac Corp.                           44,789
      870   Jack Henry & Associates, Inc.              18,679
    1,069   MICROS Systems, Inc. (b)                   29,280
    2,068   Rovi Corp. (b)                             54,099
      576   Sybase, Inc. (b)                           20,621
      462   Synopsys, Inc. (b)                          9,231
                                                  -----------
                                                      226,098
                                                  -----------

            SPECIALTY RETAIL -- 7.4%
    1,513   Aaron's, Inc.                              41,562
      870   Advance Auto Parts, Inc.                   40,220
    1,316   Aeropostale, Inc. (b)                      47,902
    1,910   American Eagle Outfitters, Inc.            27,485
    1,749   Barnes & Noble, Inc.                       40,279
    4,636   Chico's FAS, Inc. (b)                      53,175
    7,443   Coldwater Creek, Inc. (b)                  54,632
      619   Collective Brands, Inc. (b)                 9,855
    2,622   Dick's Sporting Goods, Inc. (b)            52,047
      862   Foot Locker, Inc.                           9,551


Page 66                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
    1,400   Guess?, Inc.                          $    40,698
    1,669   J. Crew Group, Inc. (b)                    46,999
    1,682   PetSmart, Inc.                             37,626
    2,530   Rent-A-Center, Inc. (b)                    52,523
      935   Ross Stores, Inc.                          41,224
    1,297   Urban Outfitters, Inc. (b)                 31,180
    1,520   Williams-Sonoma, Inc.                      21,371
                                                  -----------
                                                      648,329
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS -- 2.2%
    1,499   Fossil, Inc. (b)                           39,484
    1,803   Hanesbrands, Inc. (b)                      35,880
      629   Phillips-Van Heusen Corp.                  22,254
    1,360   Timberland (The) Co., Class A (b)          18,550
    1,209   Under Armour, Inc., Class A (b)            29,367
    1,392   Warnaco Group (The), Inc. (b)              50,571
                                                  -----------
                                                      196,106
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 1.0%
    3,154   Astoria Financial Corp.                    30,625
    2,370   First Niagara Financial Group, Inc.        31,166
      844   New York Community Bancorp, Inc.            9,233
      784   NewAlliance Bancshares, Inc.                9,604
      694   Washington Federal, Inc.                    9,668
                                                  -----------
                                                       90,296
                                                  -----------

            TOBACCO -- 0.6%
    1,362   Universal Corp.                            51,851
                                                  -----------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.5%
    1,754   GATX Corp.                                 44,236
                                                  -----------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.8%
    1,688   Syniverse Holdings, Inc. (b)               29,591
    1,594   Telephone and Data Systems, Inc.           41,029
                                                  -----------
                                                       70,620
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $7,586,292)                       8,828,793

            MONEY MARKET FUND -- 0.4%
   34,738   Morgan Stanley Institutional Treasury
            Money Market Fund- 0.01% (c)
            (Cost $34,738)                             34,738
                                                  -----------


            TOTAL INVESTMENTS -- 100.7%
            (Cost $7,621,030) (d)                   8,863,531
            NET OTHER ASSETS AND
               LIABILITIES -- (0.7)%                  (64,547)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 8,798,984
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $7,677,597. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,429,045 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $243,111.


____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 8,828,793      $      --     $      --
Money Market Fund             34,738             --            --
                        __________________________________________
Total Investments        $ 8,863,531      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 67

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.3%
            AEROSPACE & DEFENSE -- 3.3%
    1,404   AAR Corp. (b)                         $    26,858
      547   Aerovironment, Inc. (b)                    15,557
      244   American Science & Engineering, Inc.       17,019
    1,104   Applied Signal Technology, Inc.            27,600
      315   Axsys Technologies, Inc. (b)               16,906
      787   Cubic Corp.                                30,819
      190   Curtiss-Wright Corp.                        6,276
    1,041   Esterline Technologies Corp. (b)           29,596
    5,898   GenCorp, Inc. (b)                          15,335
    1,091   Moog, Inc., Class A (b)                    29,413
      371   Orbital Sciences Corp. (b)                  5,023
      685   Stanley, Inc. (b)                          21,057
      172   Teledyne Technologies, Inc. (b)             5,629
      704   Triumph Group, Inc.                        28,118
                                                  -----------
                                                      275,206
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.2%
      264   Forward Air Corp.                           6,106
      546   Hub Group, Inc., Class A (b)               11,734
                                                  -----------
                                                       17,840
                                                  -----------

            AUTO COMPONENTS -- 0.3%
      463   Drew Industries, Inc. (b)                   8,885
    1,989   Spartan Motors, Inc.                       13,923
                                                  -----------
                                                       22,808
                                                  -----------

            AUTOMOBILES -- 0.1%
      758   Winnebago Industries, Inc.                  7,974
                                                  -----------

            BEVERAGES -- 0.2%
      571   Boston Beer (The) Co., Inc.,
               Class A (b)                             17,809
                                                  -----------

            BIOTECHNOLOGY -- 0.8%
    4,587   ArQule, Inc. (b)                           28,073
      615   Cubist Pharmaceuticals, Inc. (b)           12,220
      943   Regeneron Pharmaceuticals, Inc. (b)        20,218
      407   Savient Pharmaceuticals, Inc. (b)           6,345
                                                  -----------
                                                       66,856
                                                  -----------

            BUILDING PRODUCTS -- 0.9%
    2,289   Apogee Enterprises, Inc.                   33,374
    1,640   Gibraltar Industries, Inc.                 12,743
    1,354   Griffon Corp. (b)                          13,052
      340   Universal Forest Products, Inc.            15,178
                                                  -----------
                                                       74,347
                                                  -----------

            CAPITAL MARKETS -- 0.8%
    1,381   Investment Technology Group, Inc. (b)      30,865
    1,310   LaBranche & Co., Inc. (b)                   4,965
      234   Stifel Financial Corp. (b)                 11,684
      806   SWS Group, Inc.                            11,090
    1,332   TradeStation Group, Inc. (b)                9,977
                                                  -----------
                                                       68,581
                                                  -----------

            CHEMICALS -- 2.0%
      746   A. Schulman, Inc.                          15,897


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            CHEMICALS (Continued)
    1,495   American Vanguard Corp.               $    12,947
      458   Arch Chemicals, Inc.                       12,160
      230   Balchem Corp.                               6,382
      406   Calgon Carbon Corp. (b)                     5,144
      418   NewMarket Corp.                            31,622
      971   OM Group, Inc. (b)                         32,684
    1,271   Quaker Chemical Corp.                      22,878
      511   Stepan Co.                                 22,883
                                                  -----------
                                                      162,597
                                                  -----------

            COMMERCIAL BANKS -- 5.0%
    1,502   Central Pacific Financial Corp.             3,259
      551   Columbia Banking System, Inc.               6,689
    1,548   Community Bank System, Inc.                28,065
    7,130   First BanCorp                              22,103
    2,665   First Commonwealth Financial
               Corp.                                   17,776
    2,247   First Financial Bancorp                    19,414
    2,312   First Midwest Bancorp, Inc.                19,328
      382   Glacier Bancorp, Inc.                       5,948
      858   Independent Bank Corp.                     18,301
    4,888   National Penn Bancshares, Inc.             24,342
      259   NBT Bancorp, Inc.                           5,941
    1,720   Old National Bancorp                       19,436
      506   PrivateBancorp, Inc.                       12,564
      378   Prosperity Bancshares, Inc.                12,667
    1,853   S&T Bancorp, Inc.                          25,405
      208   Signature Bank (b)                          6,132
      211   Simmons First National Corp.,
               Class A                                  6,326
    1,349   Sterling Bancorp                           10,886
    2,670   Sterling Bancshares, Inc.                  21,547
    5,760   Susquehanna Bancshares, Inc.               30,298
      118   Tompkins Financial Corp.                    5,249
    4,471   UCBH Holdings, Inc.                         5,410
      148   UMB Financial Corp.                         6,175
    1,452   Umpqua Holdings Corp.                      14,084
      865   United Bankshares, Inc.                    17,525
    1,845   Whitney Holding Corp.                      16,162
    1,402   Wintrust Financial Corp.                   36,662
                                                  -----------
                                                      417,694
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 2.3%
      624   ABM Industries, Inc.                       13,148
      388   ATC Technology Corp. (b)                    8,117
    1,293   Consolidated Graphics, Inc. (b)            23,662
      607   Geo Group (The), Inc. (b)                  10,914
      945   Healthcare Services Group, Inc.            17,643
    1,536   Mobile Mini, Inc. (b)                      24,852
    3,456   Standard Register (The) Co.                12,234
      623   Sykes Enterprises, Inc. (b)                12,398
      983   Tetra Tech, Inc. (b)                       29,608
      645   United Stationers, Inc. (b)                29,941
      327   Viad Corp.                                  5,794
                                                  -----------
                                                      188,311
                                                  -----------


Page 68                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMUNICATIONS EQUIPMENT -- 3.1%
    2,317   Arris Group, Inc. (b)                 $    28,221
      842   Black Box Corp.                            23,130
    1,703   Blue Coat Systems, Inc. (b)                31,829
      177   Comtech Telecommunications
               Corp. (b)                                5,641
    1,733   Digi International, Inc. (b)               17,694
      809   EMS Technologies, Inc. (b)                 17,798
    2,869   Harmonic, Inc. (b)                         19,882
    1,173   NETGEAR, Inc. (b)                          19,953
    1,053   PC-Tel, Inc. (b)                            7,045
    4,881   Symmetricom, Inc. (b)                      31,629
    1,004   Tekelec (b)                                18,463
    2,150   Tollgrade Communications, Inc. (b)         12,018
      878   ViaSat, Inc. (b)                           23,706
                                                  -----------
                                                      257,009
                                                  -----------

            COMPUTERS & PERIPHERALS -- 0.5%
    2,126   Adaptec, Inc. (b)                           5,655
    1,293   Intevac, Inc. (b)                          14,883
      729   Synaptics, Inc. (b)                        17,474
                                                  -----------
                                                       38,012
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 0.6%
    1,399   EMCOR Group, Inc. (b)                      33,744
      664   Insituform Technologies, Inc.,
               Class A (b)                             12,217
                                                  -----------
                                                       45,961
                                                  -----------

            CONSTRUCTION MATERIALS -- 0.5%
      223   Eagle Materials, Inc.                       6,088
      719   Texas Industries, Inc.                     32,714
                                                  -----------
                                                       38,802
                                                  -----------

            CONSUMER FINANCE -- 0.9%
    1,204   Cash America International, Inc.           32,183
      964   First Cash Financial Services,
               Inc. (b)                                18,123
    1,491   Rewards Network, Inc. (b)                  20,113
      283   World Acceptance Corp. (b)                  6,713
                                                  -----------
                                                       77,132
                                                  -----------

            CONTAINERS & PACKAGING -- 0.2%
      443   Rock-Tenn Co., Class A                     19,917
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 1.1%
      142   American Public Education, Inc. (b)         5,022
      188   Capella Education Co. (b)                  12,100
      633   Coinstar, Inc. (b)                         21,035
    1,016   Hillenbrand, Inc.                          18,410
      516   Pre-Paid Legal Services, Inc. (b)          25,165
      755   Universal Technical Institute,
               Inc. (b)                                11,982
                                                  -----------
                                                       93,714
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            DIVERSIFIED FINANCIAL SERVICES -- 0.5%
      822   Financial Federal Corp.               $    16,670
      581   Portfolio Recovery Associates,
               Inc. (b)                                26,813
                                                  -----------
                                                       43,483
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.9%
      393   Cbeyond, Inc. (b)                           5,510
    9,388   FairPoint Communications, Inc.              5,539
    2,439   General Communication, Inc.,
               Class A (b)                             16,707
    1,351   Iowa Telecommunications Services,
               Inc.                                    16,563
      954   Neutral Tandem, Inc. (b)                   29,574
                                                  -----------
                                                       73,893
                                                  -----------

            ELECTRIC UTILITIES -- 1.5%
      784   ALLETE, Inc.                               25,072
    1,556   Central Vermont Public Service Corp.       28,693
    2,017   El Paso Electric Co. (b)                   30,477
    1,004   UIL Holdings Corp.                         24,497
      636   UniSource Energy Corp.                     17,554
                                                  -----------
                                                      126,293
                                                  -----------

            ELECTRICAL EQUIPMENT -- 2.2%
      519   A.O. Smith Corp.                           20,262
      803   Acuity Brands, Inc.                        23,696
      655   AZZ, Inc. (b)                              25,381
      947   Baldor Electric Co.                        24,395
      673   Brady Corp., Class A                       19,793
      508   II-VI, Inc. (b)                            12,187
   20,262   Magnetek, Inc. (b)                         27,354
      568   Regal-Beloit Corp.                         26,332
                                                  -----------
                                                      179,400
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 3.5%
      749   Anixter International, Inc. (b)            25,631
      782   Benchmark Electronics, Inc. (b)            12,356
      399   Cognex Corp.                                6,583
      860   CTS Corp.                                   7,250
      731   Daktronics, Inc.                            6,126
      416   DTS, Inc. (b)                              11,427
    1,008   Electro Scientific Industries, Inc. (b)    13,205
   11,266   Gerber Scientific, Inc. (b)                35,263
      564   Littelfuse, Inc. (b)                       13,198
    2,407   Methode Electronics, Inc.                  18,245
    1,091   MTS Systems Corp.                          25,628
    1,101   Plexus Corp. (b)                           28,285
      556   Rogers Corp. (b)                           13,872
      918   ScanSource, Inc. (b)                       26,190
      901   SYNNEX Corp. (b)                           25,606
    2,122   TTM Technologies, Inc. (b)                 20,944
                                                  -----------
                                                      289,809
                                                  -----------


                        See Notes to Financial Statements                Page 69

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            ENERGY EQUIPMENT & SERVICES -- 3.3%
    1,131   Atwood Oceanics, Inc. (b)             $    32,618
      950   Bristow Group, Inc. (b)                    31,445
      165   CARBO Ceramics, Inc.                        6,879
      296   Dril-Quip, Inc. (b)                        12,518
    1,780   Gulf Island Fabrication, Inc.              25,810
      790   Hornbeck Offshore Services, Inc. (b)       17,206
      268   Lufkin Industries, Inc.                    12,167
    1,963   Matrix Service Co. (b)                     19,885
      684   NATCO Group, Inc., Class A (b)             24,665
    1,163   Oil States International, Inc. (b)         31,541
    3,528   Pioneer Drilling Co. (b)                   15,453
      299   SEACOR Holdings, Inc. (b)                  23,764
      947   Superior Well Services, Inc. (b)            6,184
    2,122   TETRA Technologies, Inc. (b)               16,361
                                                  -----------
                                                      276,496
                                                  -----------

            FOOD & STAPLES RETAILING -- 1.5%
      376   Andersons (The), Inc.                      12,115
      877   Casey's General Stores, Inc.               24,056
    5,301   Great Atlantic & Pacific Tea (The)
               Co., Inc. (b)                           30,587
    1,041   Nash Finch Co.                             31,959
    1,073   United Natural Foods, Inc. (b)             29,003
                                                  -----------
                                                      127,720
                                                  -----------

            FOOD PRODUCTS -- 2.3%
    1,129   Cal-Maine Foods, Inc.                      33,226
    2,560   Darling International, Inc. (b)            18,074
      808   Diamond Foods, Inc.                        22,786
      476   Green Mountain Coffee Roasters,
               Inc. (b)                                33,529
      361   Hain Celestial Group (The), Inc. (b)        5,996
      471   J & J Snack Foods Corp.                    20,413
      243   Lance, Inc.                                 6,158
      626   Sanderson Farms, Inc.                      25,466
      784   TreeHouse Foods, Inc. (b)                  25,441
                                                  -----------
                                                      191,089
                                                  -----------

            GAS UTILITIES -- 1.6%
    1,125   Atmos Energy Corp.                         30,555
      680   Laclede Group (The), Inc.                  22,828
      304   New Jersey Resources Corp.                 11,734
      255   Northwest Natural Gas Co.                  11,383
      467   Piedmont Natural Gas Co., Inc.             11,498
      323   South Jersey Industries, Inc.              11,912
    1,268   Southwest Gas Corp.                        30,711
                                                  -----------
                                                      130,621
                                                  -----------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 4.8%
      548   Abaxis, Inc. (b)                           14,670
    2,126   Align Technology, Inc. (b)                 23,195
    1,426   American Medical Systems
               Holdings, Inc. (b)                      21,803
      152   Analogic Corp.                              5,762


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES
              (Continued)
    1,815   CONMED Corp. (b)                      $    31,908
    1,139   Cooper (The) Cos., Inc.                    31,254
    5,083   CryoLife, Inc. (b)                         25,822
      677   Cyberonics, Inc. (b)                       11,245
      996   Greatbatch, Inc. (b)                       21,952
      198   Haemonetics Corp. (b)                      11,684
      547   ICU Medical, Inc. (b)                      21,295
    1,277   Invacare Corp.                             26,051
      430   Kensey Nash Corp. (b)                      12,281
    1,037   Merit Medical Systems, Inc. (b)            18,967
      488   Natus Medical, Inc. (b)                     6,637
      778   Neogen Corp. (b)                           22,671
    2,560   Osteotech, Inc. (b)                        12,697
    1,153   Palomar Medical Technologies,
               Inc. (b)                                17,226
      249   SurModics, Inc. (b)                         5,567
    2,417   Symmetry Medical, Inc. (b)                 20,689
      484   West Pharmaceutical Services, Inc.         17,666
      874   Zoll Medical Corp. (b)                     16,108
                                                  -----------
                                                      397,150
                                                  -----------

            HEALTH CARE PROVIDERS & SERVICES
               -- 7.8%
    1,029   Air Methods Corp. (b)                      30,263
      648   Almost Family, Inc. (b)                    20,555
      342   Amedisys, Inc. (b)                         15,291
      883   AMN Healthcare Services, Inc. (b)           6,428
      788   AmSurg Corp. (b)                           16,248
      891   Bio-Reference Laboratories, Inc. (b)       28,565
      904   Catalyst Health Solutions, Inc. (b)        23,305
      845   Centene Corp. (b)                          16,317
      286   Chemed Corp.                               12,613
      742   CorVel Corp. (b)                           18,120
      352   Genoptix, Inc. (b)                         11,021
    1,711   Gentiva Health Services, Inc. (b)          36,410
      829   Hanger Orthopedic Group, Inc. (b)          11,374
    2,593   HealthSpring, Inc. (b)                     32,750
    1,257   Healthways, Inc. (b)                       18,528
      553   HMS Holdings Corp. (b)                     21,235
    1,665   inVentiv Health, Inc. (b)                  25,541
    1,055   IPC The Hospitalist Co. (b)                29,382
       91   Landauer, Inc.                              6,090
    2,670   LCA-Vision, Inc. (b)                       15,326
      254   LHC Group, Inc. (b)                         7,455
      343   Magellan Health Services, Inc. (b)         11,099
    2,395   MedCath Corp. (b)                          28,884
      535   MEDNAX, Inc. (b)                           24,797
    1,178   Molina Healthcare, Inc. (b)                26,564
      808   MWI Veterinary Supply, Inc. (b)            31,011
    2,192   Odyssey HealthCare, Inc. (b)               25,537
    1,435   PharMerica Corp. (b)                       30,078
    1,218   PSS World Medical, Inc. (b)                24,616
      706   RehabCare Group, Inc. (b)                  16,986
    1,575   Res-Care, Inc. (b)                         24,601
                                                  -----------
                                                      646,990
                                                  -----------


Page 70                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            HEALTH CARE TECHNOLOGY -- 1.0%
      441   Computer Programs & Systems, Inc.     $    17,177
    1,267   Eclipsys Corp. (b)                         23,059
    1,048   Omnicell, Inc. (b)                         13,079
      746   Phase Forward, Inc. (b)                    10,593
      395   Quality Systems, Inc.                      21,682
                                                  -----------
                                                       85,590
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE -- 5.9%
      520   Buffalo Wild Wings, Inc. (b)               20,982
    1,695   California Pizza Kitchen, Inc. (b)         27,967
      573   CEC Entertainment, Inc. (b)                16,714
    1,992   CKE Restaurants, Inc.                      17,629
      808   Cracker Barrel Old Country Store,
               Inc.                                    23,319
    1,209   Interval Leisure Group, Inc. (b)           12,755
      753   Jack in the Box, Inc. (b)                  15,888
    3,275   Landry's Restaurants, Inc. (b)             29,344
    2,678   Marcus (The) Corp.                         33,850
    4,543   Multimedia Games, Inc. (b)                 25,532
      878   P.F. Chang's China Bistro, Inc. (b)        29,773
      682   Papa John's International, Inc. (b)        17,330
      894   Peet's Coffee & Tea, Inc. (b)              24,558
    3,032   Pinnacle Entertainment, Inc. (b)           30,411
    1,502   Red Robin Gourmet Burgers, Inc. (b)        28,117
    3,383   Ruby Tuesday, Inc. (b)                     25,305
    7,674   Ruth's Hospitality Group, Inc. (b)         30,082
    4,261   Shuffle Master, Inc. (b)                   30,679
    1,123   Sonic Corp. (b)                            12,387
      644   Steak n Shake (The) Co. (b)                 6,582
    2,582   Texas Roadhouse, Inc., Class A (b)         28,738
                                                  -----------
                                                      487,942
                                                  -----------

            HOUSEHOLD DURABLES -- 1.1%
      671   Helen of Troy Ltd. (b)                     14,594
    1,493   Meritage Homes Corp. (b)                   31,950
      296   National Presto Industries, Inc.           23,787
      837   Universal Electronics, Inc. (b)            17,669
                                                  -----------
                                                       88,000
                                                  -----------

            HOUSEHOLD PRODUCTS -- 0.1%
      572   Central Garden & Pet Co.,
               Class A (b)                              6,458
      194   WD-40 Co.                                   5,865
                                                  -----------
                                                       12,323
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 0.4%
    1,456   Standex International Corp.                18,243
      845   Tredegar Corp.                             12,371
                                                  -----------
                                                       30,614
                                                  -----------

            INSURANCE -- 2.0%
      290   Delphi Financial Group, Inc., Class A       6,911
      957   eHealth, Inc. (b)                          15,542
      416   Employers Holdings, Inc.                    5,791
      308   Infinity Property & Casualty Corp.         12,794


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            INSURANCE (Continued)
      254   Navigators Group (The), Inc. (b)      $    12,525
      744   Presidential Life Corp.                     6,651
      488   ProAssurance Corp. (b)                     24,781
      126   RLI Corp.                                   6,251
      922   Safety Insurance Group, Inc.               29,744
      882   Selective Insurance Group                  13,177
      455   Tower Group, Inc.                          11,361
      329   United Fire & Casualty Co.                  5,530
      777   Zenith National Insurance Corp.            18,547
                                                  -----------
                                                      169,605
                                                  -----------

            INTERNET & CATALOG RETAIL -- 0.8%
      393   Blue Nile, Inc. (b)                        18,168
    1,599   HSN, Inc. (b)                              16,198
      375   PetMed Express, Inc. (b)                    6,960
    3,509   Ticketmaster Entertainment, Inc. (b)       28,423
                                                  -----------
                                                       69,749
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 1.1%
      845   comScore, Inc. (b)                         12,861
      663   DealerTrack Holdings, Inc. (b)             13,147
      850   InfoSpace, Inc. (b)                         6,222
      250   j2 Global Communications, Inc. (b)          5,998
    2,417   Perficient, Inc. (b)                       17,837
    3,461   United Online, Inc.                        31,772
                                                  -----------
                                                       87,837
                                                  -----------

            IT SERVICES -- 1.9%
      528   CACI International, Inc., Class A (b)      24,394
    9,085   CIBER, Inc. (b)                            30,071
    1,702   CSG Systems International, Inc. (b)        28,389
      737   Cybersource Corp. (b)                      12,780
      230   Forrester Research, Inc. (b)                5,191
    1,178   Heartland Payment Systems, Inc.            12,557
    1,115   TeleTech Holdings, Inc. (b)                18,643
      884   Wright Express Corp. (b)                   25,000
                                                  -----------
                                                      157,025
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 2.0%
    6,972   Arctic Cat, Inc.                           42,947
    2,195   JAKKS Pacific, Inc. (b)                    25,308
      701   Polaris Industries, Inc.                   26,547
      681   Pool Corp.                                 16,085
    1,703   RC2 Corp. (b)                              26,005
    2,264   Sturm Ruger & Co., Inc.                    28,255
                                                  -----------
                                                      165,147
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 1.1%
    4,102   Cambrex Corp. (b)                          18,787
      276   Dionex Corp. (b)                           18,191
    2,301   Kendle International, Inc. (b)             26,876
    1,567   PAREXEL International Corp. (b)            24,241
                                                  -----------
                                                       88,095
                                                  ===========


                        See Notes to Financial Statements                Page 71

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY -- 3.4%
      379   Astec Industries, Inc. (b)            $    10,256
      549   Badger Meter, Inc.                         20,231
    2,369   Barnes Group, Inc.                         33,332
    1,689   Briggs & Stratton Corp.                    29,000
      239   CIRCOR International, Inc.                  5,511
      386   CLARCOR, Inc.                              12,780
    1,564   EnPro Industries, Inc. (b)                 27,870
      377   ESCO Technologies, Inc. (b)                15,491
      224   Gardner Denver, Inc. (b)                    6,538
      900   John Bean Technologies Corp.               12,474
      519   Kaydon Corp.                               16,956
      511   Lindsay Corp.                              18,125
    1,656   Lydall, Inc. (b)                            5,382
    1,463   Robbins & Myers, Inc.                      30,621
      188   Toro (The) Co.                              6,516
    1,046   Watts Water Technologies, Inc.,
               Class A                                 27,552
                                                  -----------
                                                      278,635
                                                  -----------

            MARINE -- 0.3%
      708   Kirby Corp. (b)                            26,203
                                                  -----------

            MEDIA -- 0.2%
    1,063   Arbitron, Inc.                             17,306
                                                  -----------

            METALS & MINING -- 1.2%
      932   A.M. Castle & Co.                           9,833
    1,044   AMCOL International Corp.                  19,638
      673   Brush Engineered Materials, Inc. (b)       14,355
    1,151   Olympic Steel, Inc.                        29,362
    1,594   RTI International Metals, Inc. (b)         28,309
                                                  -----------
                                                      101,497
                                                  -----------

            MULTILINE RETAIL -- 0.5%
      894   Fred's, Inc., Class A                      12,051
    6,686   Tuesday Morning Corp. (b)                  31,023
                                                  -----------
                                                       43,074
                                                  -----------

            MULTI-UTILITIES -- 0.5%
    1,581   Avista Corp.                               29,280
      241   CH Energy Group, Inc.                      11,927
                                                  -----------
                                                       41,207
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 1.2%
    1,566   Holly Corp.                                33,309
      344   Penn Virginia Corp.                         6,608
      718   Petroleum Development Corp. (b)            12,091
    1,526   PetroQuest Energy, Inc. (b)                 5,112
      270   St. Mary Land & Exploration Co.             6,445
      338   Swift Energy Co. (b)                        6,659
      683   World Fuel Services Corp.                  29,956
                                                  -----------
                                                      100,180
                                                  -----------

            PAPER & FOREST PRODUCTS -- 0.9%
      891   Clearwater Paper Corp. (b)                 35,702
      621   Schweitzer-Mauduit International, Inc.     20,307
    1,677   Wausau Paper Corp.                         15,764
                                                  -----------
                                                       71,773
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            PERSONAL PRODUCTS -- 0.1%
       82   Chattem, Inc. (b)                     $     5,139
    1,707   Mannatech, Inc.                             5,992
                                                  -----------
                                                       11,131
                                                  -----------

            PHARMACEUTICALS -- 0.6%
    1,969   Noven Pharmaceuticals, Inc. (b)            32,449
    1,115   Par Pharmaceutical Cos., Inc. (b)          18,074
                                                  -----------
                                                       50,523
                                                  -----------

            PROFESSIONAL SERVICES -- 1.4%
      484   Administaff, Inc.                          12,129
    2,021   CDI Corp.                                  25,667
      617   Heidrick & Struggles International,
               Inc.                                    12,642
    7,203   On Assignment, Inc. (b)                    30,469
    1,394   School Specialty, Inc. (b)                 31,184
      898   Volt Information Sciences, Inc. (b)         7,148
                                                  -----------
                                                      119,239
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 3.8%
    2,202   BioMed Realty Trust, Inc.                  25,719
    4,985   Cedar Shopping Centers, Inc.               26,470
      761   Colonial Properties Trust                   6,073
    3,599   DiamondRock Hospitality Co.                24,329
    1,367   Entertainment Properties Trust             37,333
    2,698   Extra Space Storage, Inc.                  23,688
      850   Franklin Street Properties Corp.           12,121
      804   Inland Real Estate Corp.                    5,934
      274   Kilroy Realty Corp.                         6,466
    5,787   Kite Realty Group Trust                    18,518
    1,370   LaSalle Hotel Properties                   20,427
    1,656   Lexington Realty Trust                      7,088
      551   LTC Properties, Inc.                       13,455
    2,784   Medical Properties Trust, Inc.             19,488
      974   National Retail Properties, Inc.           19,198
      433   Parkway Properties, Inc.                    6,136
    1,126   Pennsylvania Real Estate Investment
               Trust                                    5,957
    1,035   Senior Housing Properties Trust            19,313
      458   Sovran Self Storage, Inc.                  12,329
      400   Urstadt Biddle Properties, Inc.,
               Class A                                  6,156
                                                  -----------
                                                      316,198
                                                  -----------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.1%
      474   Forestar Group, Inc. (b)                    6,171
                                                  -----------

            ROAD & RAIL -- 0.6%
      641   Arkansas Best Corp.                        18,256
      340   Knight Transportation, Inc.                 6,168
      672   Old Dominion Freight Line, Inc. (b)        23,943
                                                  -----------
                                                       48,367
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.6%
      379   Cymer, Inc. (b)                            12,966


Page 72                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (Continued)
    1,081   Diodes, Inc. (b)                      $    19,955
    1,567   Exar Corp. (b)                             11,016
      738   FEI Co. (b)                                18,081
      162   Hittite Microwave Corp. (b)                 5,690
    6,139   Kopin Corp. (b)                            24,372
      408   Microsemi Corp. (b)                         5,569
    2,304   Skyworks Solutions, Inc. (b)               27,832
      224   Supertex, Inc. (b)                          5,163
      458   Ultratech, Inc. (b)                         5,455
                                                  -----------
                                                      136,099
                                                  -----------

            SOFTWARE -- 4.2%
      724   Blackbaud, Inc.                            13,539
    1,359   Commvault Systems, Inc. (b)                23,660
      544   Concur Technologies, Inc. (b)              18,763
      720   Ebix, Inc. (b)                             29,866
    4,252   Epicor Software Corp. (b)                  25,852
      367   EPIQ Systems, Inc. (b)                      5,890
    1,310   Informatica Corp. (b)                      24,091
      377   JDA Software Group, Inc. (b)                7,770
      310   Manhattan Associates, Inc. (b)              5,735
    2,079   Phoenix Technologies Ltd. (b)               6,882
      532   Progress Software Corp. (b)                12,039
    3,394   Radiant Systems, Inc. (b)                  34,144
    2,868   Smith Micro Software, Inc. (b)             32,781
    5,729   Sonic Solutions (b)                        20,796
      338   SPSS, Inc. (b)                             16,724
      595   Take-Two Interactive Software,
               Inc. (b)                                 5,664
    1,541   Taleo Corp., Class A (b)                   26,968
    1,082   Tyler Technologies, Inc. (b)               16,663
    1,263   Websense, Inc. (b)                         18,692
                                                  -----------
                                                      346,519
                                                  -----------

            SPECIALTY RETAIL -- 5.0%
    1,019   Big 5 Sporting Goods Corp.                 13,247
      532   Buckle (The), Inc.                         16,460
    2,289   Cabela's, Inc. (b)                         37,105
    1,292   Cato (The) Corp., Class A                  25,685
      875   Charlotte Russe Holding, Inc. (b)          13,134
      640   Children's Place Retail Stores
               (The), Inc. (b)                         20,973
      840   Christopher & Banks Corp.                   6,653
    1,575   Dress Barn (The), Inc. (b)                 24,554
    2,278   Finish Line (The), Inc., Class A           19,818
    1,501   Genesco, Inc. (b)                          32,602
      635   Gymboree (The) Corp. (b)                   25,260
      626   Hibbett Sports, Inc. (b)                   11,525
    3,853   Hot Topic, Inc. (b)                        29,784
    1,090   Jo-Ann Stores, Inc. (b)                    25,397
      817   Jos. A. Bank Clothiers, Inc. (b)           29,894
    1,174   Men's Wearhouse (The), Inc.                25,370
      538   Midas, Inc. (b)                             5,310
      555   Pep Boys-Manny, Moe & Jack (The)            5,511
      682   Tractor Supply Co. (b)                     32,715


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            SPECIALTY RETAIL (Continued)
    2,530   Tween Brands, Inc. (b)                $    18,317
                                                  -----------
                                                      419,314
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 3.2%
    1,145   Carter's, Inc. (b)                         32,449
    4,970   CROCS, Inc. (b)                            16,997
      160   Deckers Outdoor Corp. (b)                  10,818
    1,831   Iconix Brand Group, Inc. (b)               32,079
    1,474   Maidenform Brands, Inc. (b)                20,385
    1,069   Movado Group, Inc.                         15,265
      773   Perry Ellis International, Inc. (b)         5,960
    3,044   Quiksilver, Inc. (b)                        6,545
    2,883   Skechers U.S.A., Inc., Class A (b)         39,872
    1,263   True Religion Apparel, Inc. (b)            28,241
      757   UniFirst Corp.                             29,462
      901   Volcom, Inc. (b)                           10,929
      766   Wolverine World Wide, Inc.                 18,461
                                                  -----------
                                                      267,463
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.3%
    1,292   Bank Mutual Corp.                          12,713
    1,237   Dime Community Bancshares, Inc.            14,894
                                                  -----------
                                                       27,607
                                                  -----------

            TOBACCO -- 0.4%
    7,411   Alliance One International, Inc. (b)       30,682
                                                  -----------


            TRADING COMPANIES & DISTRIBUTORS
               -- 0.6%
    1,143   Applied Industrial Technologies, Inc.      25,283
    1,012   Kaman Corp.                                19,410
      115   Watsco, Inc.                                6,033
                                                  -----------
                                                       50,726
                                                  -----------

            WATER UTILITIES -- 0.1%
      162   American States Water Co.                   5,889
                                                  -----------

            TOTAL COMMON STOCKS -- 100.3%
            (Cost $7,598,981)                       8,331,244

            MONEY MARKET FUND -- 0.3%
   29,036   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $29,036)                             29,036
                                                  -----------


            TOTAL INVESTMENTS -- 100.6%
            (Cost $7,628,017) (d)                   8,360,280
            NET OTHER ASSETS AND
               LIABILITIES -- (0.6)%                  (53,181)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 8,307,099
                                                  ===========


                        See Notes to Financial Statements                Page 73

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2009


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $7,857,710. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $940,218 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $437,648.


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 8,331,244      $      --     $      --
Money Market Fund             29,036             --            --
                        __________________________________________
Total Investments        $ 8,360,280      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 74                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.1%
            AEROSPACE & DEFENSE -- 3.6%
    1,925   General Dynamics Corp.                $   106,626
    2,134   Goodrich Corp.                            109,602
    2,488   Honeywell International, Inc.              86,334
    1,921   L-3 Communications Holdings, Inc.         145,035
    1,460   Precision Castparts Corp.                 116,523
    1,758   Raytheon Co.                               82,538
                                                  -----------
                                                      646,658
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.7%
    1,917   FedEx Corp.                               130,049
                                                  -----------

            AIRLINES -- 0.5%
   11,608   Southwest Airlines Co.                     91,123
                                                  -----------

            AUTOMOBILES -- 1.0%
    8,223   Harley-Davidson, Inc.                     185,840
                                                  -----------

            BEVERAGES -- 0.5%
      606   Brown-Forman Corp., Class B                26,634
    1,260   Molson Coors Brewing Co., Class B          56,964
                                                  -----------
                                                       83,598
                                                  -----------

            BIOTECHNOLOGY -- 0.6%
      941   Cephalon, Inc. (b)                         55,190
      468   Genzyme Corp. (b)                          24,284
      556   Gilead Sciences, Inc. (b)                  27,205
                                                  -----------
                                                      106,679
                                                  -----------

            CAPITAL MARKETS -- 1.3%
    1,073   Ameriprise Financial, Inc.                 29,829
    2,213   Federated Investors, Inc., Class B         57,383
    2,992   Invesco Ltd.                               59,092
    1,870   Morgan Stanley                             53,295
      625   T. Rowe Price Group, Inc.                  29,194
                                                  -----------
                                                      228,793
                                                  -----------

            CHEMICALS -- 2.6%
      403   Air Products and Chemicals, Inc.           30,064
    1,798   CF Industries Holdings, Inc.              141,934
    3,304   Dow Chemical (The) Co.                     69,946
    1,016   E.I. du Pont de Nemours & Co.              31,425
    2,814   Eastman Chemical Co.                      139,743
      350   Monsanto Co.                               29,400
      593   PPG Industries, Inc.                       32,615
                                                  -----------
                                                      475,127
                                                  -----------

            COMMERCIAL BANKS -- 1.7%
    4,852   BB&T Corp.                                111,014
    1,231   Comerica, Inc.                             29,347
    1,534   M&T Bank Corp.                             89,463
      671   PNC Financial Services Group, Inc.         24,599
    1,583   SunTrust Banks, Inc.                       30,868
    1,453   U.S. Bancorp                               29,656
                                                  -----------
                                                      314,947
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES -- 1.7%
    5,836   Cintas Corp.                          $   146,950
    1,187   Pitney Bowes, Inc.                         24,512
    4,589   R.R. Donnelley & Sons Co.                  63,787
    2,774   Waste Management, Inc.                     77,977
                                                  -----------
                                                      313,226
                                                  -----------

            COMPUTERS & PERIPHERALS -- 0.4%
    6,161   QLogic Corp. (b)                           80,401
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 0.4%
    1,856   Jacobs Engineering Group, Inc. (b)         76,059
                                                  -----------

            CONSUMER FINANCE -- 1.0%
    1,190   Capital One Financial Corp.                36,533
   12,979   Discover Financial Services               154,191
                                                  -----------
                                                      190,724
                                                  -----------

            CONTAINERS & PACKAGING -- 0.4%
    3,100   Bemis Co., Inc.                            81,592
                                                  -----------

            DISTRIBUTORS -- 0.5%
    2,328   Genuine Parts Co.                          82,458
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 0.1%
    1,511   H&R Block, Inc.                            25,219
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES -- 1.7%
    8,079   Bank of America Corp.                     119,488
   61,999   CIT Group, Inc.                            53,939
      763   JPMorgan Chase & Co.                       29,490
      988   Moody's Corp.                              23,455
    3,666   NASDAQ OMX Group (The), Inc. (b)           77,463
                                                  -----------
                                                      303,835
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.7%
    4,293   AT&T, Inc.                                112,606
    4,342   CenturyTel, Inc.                          136,295
    7,468   Frontier Communications Corp.              52,276
   12,848   Qwest Communications
               International, Inc.                     49,593
    2,542   Verizon Communications, Inc.               81,522
    6,378   Windstream Corp.                           55,935
                                                  -----------
                                                      488,227
                                                  -----------

            ELECTRIC UTILITIES -- 8.2%
    4,157   Allegheny Energy, Inc.                    104,798
    4,614   American Electric Power Co., Inc.         142,849
    7,309   Duke Energy Corp.                         113,143
    4,237   Edison International                      136,940
    1,008   Entergy Corp.                              80,973
    1,525   Exelon Corp.                               77,561
    3,440   FirstEnergy Corp.                         141,728


                        See Notes to Financial Statements                Page 75

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            ELECTRIC UTILITIES (Continued)
    1,374   FPL Group, Inc.                       $    77,865
    4,780   Northeast Utilities                       109,988
    9,918   Pepco Holdings, Inc.                      142,621
    3,537   Pinnacle West Capital Corp.               113,043
    1,618   PPL Corp.                                  54,672
    2,819   Progress Energy, Inc.                     111,181
    2,507   Southern Co.                               78,720
                                                  -----------
                                                    1,486,082
                                                  -----------

            ELECTRICAL EQUIPMENT -- 1.1%
    3,434   Cooper Industries Ltd., Class A           113,150
    2,411   Emerson Electric Co.                       87,712
                                                  -----------
                                                      200,862
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 0.9%
    8,300   Corning, Inc.                             141,100
    1,675   Molex, Inc.                                29,748
                                                  -----------
                                                      170,848
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 2.9%
    1,284   Diamond Offshore Drilling, Inc.           115,393
    5,152   Halliburton Co.                           113,808
    4,081   National Oilwell Varco, Inc. (b)          146,671
    6,900   Rowan Cos., Inc.                          147,177
                                                  -----------
                                                      523,049
                                                  -----------

            FOOD & STAPLES RETAILING -- 2.0%
    1,167   Costco Wholesale Corp.                     57,767
    3,543   Kroger (The) Co.                           75,749
    6,544   Safeway, Inc.                             123,878
    4,116   Whole Foods Market, Inc. (b)               99,566
                                                  -----------
                                                      356,960
                                                  -----------

            FOOD PRODUCTS -- 1.9%
    4,979   Archer-Daniels-Midland Co.                149,967
    2,797   ConAgra Foods, Inc.                        54,905
      729   H. J. Heinz Co.                            28,037
    1,096   J. M. Smucker (The) Co.                    54,833
    1,028   Kraft Foods, Inc., Class A                 29,134
    2,065   Tyson Foods, Inc., Class A                 23,603
                                                  -----------
                                                      340,479
                                                  -----------

            GAS UTILITIES -- 0.9%
    1,527   EQT Corp.                                  58,606
    3,080   Nicor, Inc.                               112,235
                                                  -----------
                                                      170,841
                                                  -----------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.3%
    1,007   Baxter International, Inc.                 56,765
    1,095   Becton, Dickinson & Co.                    71,339
      716   C. R. Bard, Inc.                           52,676
    1,747   DENTSPLY International, Inc.               58,262
                                                  -----------
                                                      239,042
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 3.3%
    4,257   Aetna, Inc.                           $   114,811
    3,006   AmerisourceBergen Corp.                    59,278
    3,491   Cardinal Health, Inc.                     116,250
    1,081   CIGNA Corp.                                30,701
    4,132   Humana, Inc. (b)                          135,736
    1,212   McKesson Corp.                             61,994
   18,908   Tenet Healthcare Corp. (b)                 74,687
                                                  -----------
                                                      593,457
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE -- 1.8%
    5,173   Carnival Corp.                            144,792
    2,369   Darden Restaurants, Inc.                   76,732
    1,638   International Game Technology              32,350
      927   McDonald's Corp.                           51,041
    1,173   Starwood Hotels & Resorts
               Worldwide, Inc.                         27,695
                                                  -----------
                                                      332,610
                                                  -----------

            HOUSEHOLD DURABLES -- 2.9%
      750   Fortune Brands, Inc.                       29,678
    3,501   Leggett & Platt, Inc.                      60,742
    4,638   Snap-on, Inc.                             165,252
    2,308   Stanley Works (The)                        92,666
    3,132   Whirlpool Corp.                           178,806
                                                  -----------
                                                      527,144
                                                  -----------

            HOUSEHOLD PRODUCTS -- 0.6%
      466   Clorox (The) Co.                           28,430
    1,529   Procter & Gamble (The) Co.                 84,875
                                                  -----------
                                                      113,305
                                                  -----------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 1.0%
    6,729   AES (The) Corp. (b)                        86,064
   46,977   Dynegy, Inc., Class A (b)                  94,424
                                                  -----------
                                                      180,488
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 1.1%
    6,665   General Electric Co.                       89,311
    8,087   Textron, Inc.                             108,689
                                                  -----------
                                                      198,000
                                                  -----------

            INSURANCE -- 4.9%
      688   Aon Corp.                                  27,142
    4,427   Assurant, Inc.                            112,977
    1,959   Chubb (The) Corp.                          90,467
    5,964   Cincinnati Financial Corp.                144,031
   30,785   MBIA, Inc. (b)                            128,989
    1,777   MetLife, Inc.                              60,329
    1,382   Principal Financial Group, Inc.            32,753
    2,109   Torchmark Corp.                            82,377
    2,598   Travelers (The) Cos., Inc.                111,896
    4,926   Unum Group                                 92,461
                                                  -----------
                                                      883,422
                                                  -----------


Page 76                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            IT SERVICES -- 1.9%
    2,401   Affiliated Computer Services, Inc.,
               Class A (b)                        $   113,831
    3,009   Computer Sciences Corp. (b)               144,944
    3,914   Fidelity National Information
               Services, Inc.                          91,666
                                                  -----------
                                                      350,441
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 0.8%
    3,223   Hasbro, Inc.                               85,409
    3,322   Mattel, Inc.                               58,401
                                                  -----------
                                                      143,810
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 0.9%
    4,490   PerkinElmer, Inc.                          79,159
    1,916   Thermo Fisher Scientific, Inc. (b)         86,756
                                                  -----------
                                                      165,915
                                                  -----------

            MACHINERY -- 3.5%
    1,335   Deere & Co.                                58,393
    3,223   Dover Corp.                               109,614
    2,988   Eaton Corp.                               155,137
    1,528   Flowserve Corp.                           123,416
    2,008   Pall Corp.                                 60,401
    3,103   Parker Hannifin Corp.                     137,401
                                                  -----------
                                                      644,362
                                                  -----------

            MEDIA -- 2.7%
    9,199   Comcast Corp., Class A                    136,697
   15,469   Interpublic Group of Cos. (The),
               Inc. (b)                                80,593
    3,057   Meredith Corp.                             80,919
    4,571   Walt Disney (The) Co.                     114,824
      151   Washington Post (The) Co., Class B         68,176
                                                  -----------
                                                      481,209
                                                  -----------

            METALS & MINING -- 1.5%
    2,521   Alcoa, Inc.                                29,647
    3,816   Allegheny Technologies, Inc.              103,337
    3,730   United States Steel Corp.                 148,268
                                                  -----------
                                                      281,252
                                                  -----------

            MULTILINE RETAIL -- 1.6%
    5,071   Big Lots, Inc. (b)                        116,836
    2,721   J. C. Penney Co., Inc.                     82,038
    1,827   Kohl's Corp. (b)                           88,701
                                                  -----------
                                                      287,575
                                                  -----------

            MULTI-UTILITIES -- 8.9%
    5,355   Ameren Corp.                              136,178
    7,050   CenterPoint Energy, Inc.                   84,953
   11,035   CMS Energy Corp.                          142,793
    2,850   Consolidated Edison, Inc.                 112,176
    2,337   Dominion Resources, Inc.                   78,991
    4,166   DTE Energy Co.                            143,560
      868   Integrys Energy Group, Inc.                29,321
   11,432   NiSource, Inc.                            147,359
    2,774   PG&E Corp.                                111,986


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            MULTI-UTILITIES (Continued)
    1,634   Public Service Enterprise Group, Inc. $    53,023
    3,284   SCANA Corp.                               116,089
    2,149   Sempra Energy                             112,672
    8,939   TECO Energy, Inc.                         120,587
    2,619   Wisconsin Energy Corp.                    112,538
    5,792   Xcel Energy, Inc.                         115,493
                                                  -----------
                                                    1,617,719
                                                  -----------

            OFFICE ELECTRONICS -- 0.9%
   20,571   Xerox Corp.                               168,477
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 6.9%
    4,424   Marathon Oil Corp.                        142,674
    5,457   Massey Energy Co.                         145,156
    2,260   Noble Energy, Inc.                        138,131
    2,026   Occidental Petroleum Corp.                144,535
    4,420   Peabody Energy Corp.                      146,346
    5,227   Pioneer Natural Resources Co.             149,231
    4,617   Spectra Energy Corp.                       84,768
   10,471   Tesoro Corp.                              137,066
    1,542   Valero Energy Corp.                        27,756
    8,539   Williams (The) Cos., Inc.                 142,516
                                                  -----------
                                                    1,258,179
                                                  -----------

            PAPER & FOREST PRODUCTS -- 0.7%
    6,498   MeadWestvaco Corp.                        126,646
                                                  -----------

            PHARMACEUTICALS -- 2.1%
    1,133   Abbott Laboratories                        50,974
    2,625   Bristol-Myers Squibb Co.                   57,068
    2,794   Merck & Co., Inc.                          83,848
    7,109   Pfizer, Inc.                              113,246
    1,037   Schering-Plough Corp.                      27,491
    1,175   Wyeth                                      54,696
                                                  -----------
                                                      387,323
                                                  -----------

            PROFESSIONAL SERVICES -- 0.5%
    6,615   Monster Worldwide, Inc. (b)                86,193
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 1.3%
    1,229   HCP, Inc.                                  31,659
      764   Health Care REIT, Inc.                     30,606
    6,355   Host Hotels & Resorts, Inc.                57,703
    5,305   Kimco Realty Corp.                         52,201
      874   Plum Creek Timber Co., Inc.                27,339
    3,231   ProLogis                                   28,401
                                                  -----------
                                                      227,909
                                                  -----------

            ROAD & RAIL -- 3.6%
    1,062   Burlington Northern Santa Fe Corp.         83,462
    3,079   CSX Corp.                                 123,529
    3,539   Norfolk Southern Corp.                    153,062
    4,774   Ryder System, Inc.                        167,711
    2,048   Union Pacific Corp.                       117,801
                                                  -----------
                                                      645,565
                                                  -----------


                        See Notes to Financial Statements                Page 77

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.5%
    2,152   Analog Devices, Inc.                  $    58,901
    4,720   Intel Corp.                                90,860
    1,115   Linear Technology Corp.                    29,960
    1,155   Microchip Technology, Inc.                 31,104
    2,606   Xilinx, Inc.                               56,524
                                                  -----------
                                                      267,349
                                                  -----------

            SOFTWARE -- 0.4%
    3,059   CA, Inc.                                   64,667
                                                  -----------

            SPECIALTY RETAIL -- 1.7%
    2,256   Home Depot (The), Inc.                     58,520
    4,454   Limited Brands, Inc.                       57,635
    5,494   Lowe's Cos., Inc.                         123,395
    2,102   Tiffany & Co.                              62,703
                                                  -----------
                                                      302,253
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.7%
    1,927   VF Corp.                                  124,658
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.2%
    1,731   People's United Financial, Inc.            28,129
                                                  -----------

            TOBACCO -- 1.0%
    1,589   Altria Group, Inc.                         27,855
      787   Lorillard, Inc.                            58,018
      597   Philip Morris International, Inc.          27,820
    1,381   Reynolds American, Inc.                    60,087
                                                  -----------
                                                      173,780
                                                  -----------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
    1,956   MetroPCS Communications, Inc. (b)          23,179
   22,170   Sprint Nextel Corp. (b)                    88,680
                                                  -----------
                                                      111,859
                                                  -----------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $16,675,347)                     18,166,414

            MONEY MARKET FUND -- 0.2%
   32,980   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $32,980)                             32,980
                                                  -----------


            TOTAL INVESTMENTS -- 100.3%
            (Cost $16,708,327) (d)                 18,199,394
            NET OTHER ASSETS AND
               LIABILITIES -- (0.3)%                  (58,714)
                                                  -----------
            NET ASSETS -- 100.0%                  $18,140,680
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $17,464,671. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,881,086 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,146,363.


______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $18,166,414      $      --     $      --
Money Market Fund             32,980             --            --
                        __________________________________________
Total Investments        $18,199,394      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 78                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.2%
            AEROSPACE & DEFENSE -- 2.2%
      618   Boeing (The) Co.                      $    26,518
    1,827   ITT Corp.                                  90,254
      652   Lockheed Martin Corp.                      48,744
    1,948   Rockwell Collins, Inc.                     82,206
    1,011   United Technologies Corp.                  55,069
                                                  -----------
                                                      302,791
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.6%
    1,559   C.H. Robinson Worldwide, Inc.              85,012
                                                  -----------

            BEVERAGES -- 2.2%
      547   Coca-Cola (The) Co.                        27,262
    4,960   Dr. Pepper Snapple Group, Inc. (b)        122,066
    4,003   Pepsi Bottling Group (The), Inc.          135,902
      478   PepsiCo, Inc.                              27,126
                                                  -----------
                                                      312,356
                                                  -----------

            CAPITAL MARKETS -- 1.7%
   63,502   E*TRADE Financial Corp. (b)                95,253
      551   Goldman Sachs Group (The), Inc.            89,978
    1,113   State Street Corp.                         55,984
                                                  -----------
                                                      241,215
                                                  -----------

            CHEMICALS -- 1.8%
    2,085   Ecolab, Inc.                               86,548
    1,606   International Flavors & Fragrances,
               Inc.                                    56,628
      370   Praxair, Inc.                              28,927
    1,640   Sigma-Aldrich Corp.                        83,230
                                                  -----------
                                                      255,333
                                                  -----------

            COMMERCIAL BANKS -- 0.6%
    6,773   First Horizon National Corp. (b)           86,830
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    4,712   Iron Mountain, Inc. (b)                   137,638
    4,305   Republic Services, Inc.                   114,513
      510   Stericycle, Inc. (b)                       26,112
                                                  -----------
                                                      278,263
                                                  -----------

            COMMUNICATIONS EQUIPMENT -- 3.5%
    5,740   Juniper Networks, Inc. (b)                149,986
   20,433   Motorola, Inc.                            146,301
    2,325   QUALCOMM, Inc.                            107,438
   14,185   Tellabs, Inc. (b)                          82,273
                                                  -----------
                                                      485,998
                                                  -----------

            COMPUTERS & PERIPHERALS -- 7.7%
      951   Apple, Inc. (b)                           155,384
    7,654   Dell, Inc. (b)                            102,410
    8,022   EMC Corp. (b)                             120,811
    2,719   Hewlett-Packard Co.                       117,733
      503   International Business Machines Corp.      59,319
    6,870   NetApp, Inc. (b)                          154,300
    3,577   SanDisk Corp. (b)                          63,742


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMPUTERS & PERIPHERALS (Continued)
    5,782   Teradata Corp. (b)                    $   142,064
    5,112   Western Digital Corp. (b)                 154,638
                                                  -----------
                                                    1,070,401
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 1.6%
    2,641   Fluor Corp.                               139,445
    3,514   Quanta Services, Inc. (b)                  81,911
                                                  -----------
                                                      221,356
                                                  -----------

            CONSUMER FINANCE -- 0.9%
    3,498   American Express Co.                       99,098
    2,558   SLM Corp. (b)                              22,741
                                                  -----------
                                                      121,839
                                                  -----------

            CONTAINERS & PACKAGING -- 2.9%
    1,164   Ball Corp.                                 56,291
    2,902   Owens-Illinois, Inc. (b)                   98,494
    4,843   Pactiv Corp. (b)                          121,946
    7,343   Sealed Air Corp.                          135,038
                                                  -----------
                                                      411,769
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 0.4%
      369   Apollo Group, Inc., Class A (b)            25,476
      525   DeVry, Inc.                                26,113
                                                  -----------
                                                       51,589
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES -- 1.7%
      338   CME Group, Inc.                            94,245
    1,186   IntercontinentalExchange, Inc. (b)        111,555
      964   NYSE Euronext                              25,980
                                                  -----------
                                                      231,780
                                                  -----------

            ELECTRICAL EQUIPMENT -- 0.5%
    1,636   Rockwell Automation, Inc.                  67,747
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 0.6%
    1,294   Agilent Technologies, Inc. (b)             30,047
    1,661   Amphenol Corp., Class A                    55,394
                                                  -----------
                                                       85,441
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 4.9%
    1,442   Baker Hughes, Inc.                         58,401
    5,963   BJ Services Co.                            84,555
    3,713   Cameron International Corp. (b)           115,957
    1,507   ENSCO International, Inc.                  57,100
    2,796   FMC Technologies, Inc. (b)                121,626
    6,745   Nabors Industries Ltd. (b)                114,800
      971   Schlumberger Ltd.                          51,949
    3,157   Smith International, Inc.                  79,335
                                                  -----------
                                                      683,723
                                                  -----------


                        See Notes to Financial Statements                Page 79

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            FOOD & STAPLES RETAILING -- 2.2%
    3,298   CVS Caremark Corp.                    $   110,417
    1,169   Sysco Corp.                                27,776
    4,608   Walgreen Co.                              143,078
      542   Wal-Mart Stores, Inc.                      27,035
                                                  -----------
                                                      308,306
                                                  -----------

            FOOD PRODUCTS -- 3.4%
    4,236   Dean Foods Co. (b)                         89,761
      938   General Mills, Inc.                        55,258
    1,460   Hershey (The) Co.                          58,327
    3,043   Hormel Foods Corp.                        109,274
    2,257   Kellogg Co.                               107,207
    1,615   McCormick & Co., Inc.                      52,035
                                                  -----------
                                                      471,862
                                                  -----------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 3.5%
    8,016   Boston Scientific Corp. (b)                86,092
    2,728   Hospira, Inc. (b)                         104,837
      642   Intuitive Surgical, Inc. (b)              145,939
      753   Medtronic, Inc.                            26,671
    2,557   St. Jude Medical, Inc. (b)                 96,425
      748   Varian Medical Systems, Inc. (b)           26,382
                                                  -----------
                                                      486,346
                                                  -----------

            HEALTH CARE PROVIDERS & SERVICES
               -- 6.6%
    7,241   Coventry Health Care, Inc. (b)            166,543
    1,643   DaVita, Inc. (b)                           81,657
    1,970   Express Scripts, Inc. (b)                 137,979
    1,199   Laboratory Corp. of America
               Holdings (b)                            80,561
    2,970   Medco Health Solutions, Inc. (b)          156,994
    2,421   Patterson Cos., Inc. (b)                   61,397
    1,862   Quest Diagnostics, Inc.                   101,702
    2,662   WellPoint, Inc. (b)                       140,128
                                                  -----------
                                                      926,961
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE
               -- 2.3%
    4,762   Marriott International, Inc., Class A     102,573
    7,566   Starbucks Corp. (b)                       133,918
    2,438   Yum! Brands, Inc.                          86,452
                                                  -----------
                                                      322,943
                                                  -----------

            HOUSEHOLD DURABLES -- 0.5%
    2,807   D.R. Horton, Inc.                          32,533
    1,397   Harman International Industries, Inc.      34,478
                                                  -----------
                                                       67,011
                                                  -----------

            HOUSEHOLD PRODUCTS -- 1.0%
    1,149   Colgate-Palmolive Co.                      83,233
    1,002   Kimberly-Clark Corp.                       58,567
                                                  -----------
                                                      141,800
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 0.2%
      437   3M Co.                                     30,817
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            INSURANCE -- 0.2%
      845   Aflac, Inc.                           $    31,992
                                                  -----------

            INTERNET & CATALOG RETAIL -- 2.3%
    1,619   Amazon.com, Inc. (b)                      138,845
    8,966   Expedia, Inc. (b)                         185,686
                                                  -----------
                                                      324,531
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 1.4%
    3,067   eBay, Inc. (b)                             65,174
      249   Google, Inc., Class A (b)                 110,319
    1,678   Yahoo!, Inc. (b)                           24,029
                                                  -----------
                                                      199,522
                                                  -----------

            IT SERVICES -- 2.5%
    5,074   Cognizant Technology Solutions
               Corp., Class A (b)                     150,140
    2,964   Fiserv, Inc. (b)                          140,523
    3,204   Western Union Co.                          56,006
                                                  -----------
                                                      346,669
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES
               -- 2.4%
    3,247   Life Technologies Corp. (b)               147,836
    1,497   Millipore Corp. (b)                       104,191
    1,579   Waters Corp. (b)                           79,345
                                                  -----------
                                                      331,372
                                                  -----------

            MACHINERY -- 1.7%
    2,308   Cummins, Inc.                              99,267
      851   Danaher Corp.                              52,115
    1,407   Illinois Tool Works, Inc.                  57,054
      808   PACCAR, Inc.                               27,997
                                                  -----------
                                                      236,433
                                                  -----------

            MEDIA -- 2.8%
    3,289   DIRECTV Group (The), Inc. (b)              85,185
    1,745   McGraw-Hill (The) Cos., Inc.               54,706
    2,574   Omnicom Group, Inc.                        87,516
    1,888   Scripps Networks Interactive, Inc.,
               Class A                                 60,944
    4,630   Viacom, Inc., Class B (b)                 107,231
                                                  -----------
                                                      395,582
                                                  -----------

            METALS & MINING -- 0.4%
    1,183   Nucor Corp.                                52,608
                                                  -----------

            MULTILINE RETAIL -- 3.4%
    3,713   Family Dollar Stores, Inc.                116,662
    4,087   Nordstrom, Inc.                           108,060
    2,037   Sears Holdings Corp. (b)                  135,135
    2,663   Target Corp.                              116,160
                                                  -----------
                                                      476,017
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 4.1%
    1,158   Anadarko Petroleum Corp.                   55,816
    1,715   Cabot Oil & Gas Corp.                      60,248


Page 80                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            OIL, GAS & CONSUMABLE FUELS
               (Continued)
    2,650   Chesapeake Energy Corp.               $    56,816
    2,393   CONSOL Energy, Inc.                        85,023
      387   EOG Resources, Inc.                        28,650
    1,935   Murphy Oil Corp.                          112,617
      634   Range Resources Corp.                      29,424
    2,705   Southwestern Energy Co. (b)               112,068
      689   XTO Energy, Inc.                           27,718
                                                  -----------
                                                      568,380
                                                  -----------

            PERSONAL PRODUCTS -- 0.9%
    2,038   Avon Products, Inc.                        65,990
    1,608   Estee Lauder (The) Cos., Inc.,
               Class A                                 58,596
                                                  -----------
                                                      124,586
                                                  -----------

            PHARMACEUTICALS -- 2.1%
      552   Allergan, Inc.                             29,493
    2,728   King Pharmaceuticals, Inc. (b)             24,743
   10,381   Mylan, Inc. (b)                           136,926
    3,119   Watson Pharmaceuticals, Inc. (b)          108,323
                                                  -----------
                                                      299,485
                                                  -----------

            PROFESSIONAL SERVICES -- 0.8%
      324   Dun & Bradstreet (The) Corp.               23,325
    3,441   Robert Half International, Inc.            85,302
                                                  -----------
                                                      108,627
                                                  -----------

            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
    8,684   CB Richard Ellis Group, Inc.,
               Class A (b)                             94,656
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.7%
   27,156   Advanced Micro Devices, Inc. (b)           99,391
    5,465   Broadcom Corp., Class A (b)               154,277
   17,825   LSI Corp. (b)                              92,333
    1,233   Texas Instruments, Inc.                    29,654
                                                  -----------
                                                      375,655
                                                  -----------

            SOFTWARE -- 5.2%
      928   Adobe Systems, Inc. (b)                    30,086
    1,555   BMC Software, Inc. (b)                     52,917
    4,248   Citrix Systems, Inc. (b)                  151,229
    2,419   Electronic Arts, Inc. (b)                  51,936
    1,866   Intuit, Inc. (b)                           55,420
    3,211   McAfee, Inc. (b)                          143,146
    3,420   Microsoft Corp.                            80,438
    4,906   Oracle Corp.                              108,570
      688   Salesforce.com, Inc. (b)                   29,818
    1,688   Symantec Corp. (b)                         25,202
                                                  -----------
                                                      728,762
                                                  -----------

            SPECIALTY RETAIL -- 7.9%
      538   AutoZone, Inc. (b)                         82,621
    4,406   Bed Bath & Beyond, Inc. (b)               153,108


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            SPECIALTY RETAIL (Continued)
    3,138   Best Buy Co., Inc.                    $   117,267
    1,194   GameStop Corp., Class A (b)                26,137
    6,408   Gap (The), Inc.                           104,579
    3,558   O'Reilly Automotive, Inc. (b)             144,668
    9,704   RadioShack Corp.                          150,509
      489   Sherwin-Williams (The) Co.                 28,240
    6,716   Staples, Inc.                             141,170
    4,306   TJX (The) Cos., Inc.                      156,006
                                                  -----------
                                                    1,104,305
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.4%
    5,040   Coach, Inc.                               149,134
    1,015   NIKE, Inc., Class B                        57,489
    1,963   Polo Ralph Lauren Corp.                   123,767
                                                  -----------
                                                      330,390
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.2%
    1,977   Hudson City Bancorp, Inc.                  27,797
                                                  -----------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.6%
      993   W.W. Grainger, Inc.                        89,281
                                                  -----------

            TOTAL COMMON STOCKS -- 100.2%
            (Cost $12,018,222)                     13,996,139

            MONEY MARKET FUND -- 0.3%
   37,442   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $37,442)                             37,442
                                                  -----------


            TOTAL INVESTMENTS -- 100.5%
            (Cost $12,055,664) (d)                 14,033,581
            NET OTHER ASSETS AND
               LIABILITIES -- (0.5)%                  (73,330)
                                                  -----------
            NET ASSETS -- 100.0%                  $13,960,251
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $12,113,660. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,029,180 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $109,259.


                        See Notes to Financial Statements                Page 81

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2009


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $13,996,139      $      --     $      --
Money Market Fund             37,442             --            --
                        __________________________________________
Total Investments        $14,033,581      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 82                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.2%
      457   Esterline Technologies Corp. (b)      $    12,992
    2,588   GenCorp, Inc. (b)                           6,729
      531   General Dynamics Corp.                     29,412
      589   Goodrich Corp.                             30,251
      687   Honeywell International, Inc.              23,839
      530   L-3 Communications Holdings, Inc.          40,015
      479   Moog, Inc., Class A (b)                    12,914
      402   Precision Castparts Corp.                  32,084
      484   Raytheon Co.                               22,724
      309   Triumph Group, Inc.                        12,341
                                                  -----------
                                                      223,301
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.4%
      529   FedEx Corp.                                35,887
      240   Hub Group, Inc., Class A (b)                5,158
                                                  -----------
                                                       41,045
                                                  -----------

            AIRLINES -- 0.4%
    3,829   JetBlue Airways Corp. (b)                  19,566
    3,201   Southwest Airlines Co.                     25,128
                                                  -----------
                                                       44,694
                                                  -----------

            AUTO COMPONENTS -- 0.1%
      872   Spartan Motors, Inc.                        6,104
                                                  -----------

            AUTOMOBILES -- 0.5%
    2,268   Harley-Davidson, Inc.                      51,257
                                                  -----------

            BEVERAGES -- 0.3%
      168   Brown-Forman Corp., Class B                 7,383
      348   Molson Coors Brewing Co., Class B          15,733
      419   PepsiAmericas, Inc.                        11,221
                                                  -----------
                                                       34,337
                                                  -----------

            BIOTECHNOLOGY -- 0.6%
      260   Cephalon, Inc. (b)                         15,249
      129   Genzyme Corp. (b)                           6,694
      153   Gilead Sciences, Inc. (b)                   7,486
      994   OSI Pharmaceuticals, Inc. (b)              33,587
                                                  -----------
                                                       63,016
                                                  ===========

            BUILDING PRODUCTS -- 0.4%
    1,003   Apogee Enterprises, Inc.                   14,624
      719   Gibraltar Industries, Inc.                  5,587
      593   Griffon Corp. (b)                           5,717
      170   Lennox International, Inc.                  5,924
      149   Universal Forest Products, Inc.             6,651
                                                  -----------
                                                       38,503
                                                  -----------

            CAPITAL MARKETS -- 1.0%
      297   Ameriprise Financial, Inc.                  8,257
      610   Federated Investors, Inc., Class B         15,817
      824   Invesco Ltd.                               16,274
      484   Investment Technology Group, Inc. (b)      10,817
      574   LaBranche & Co., Inc. (b)                   2,176
      517   Morgan Stanley                             14,735
      950   Raymond James Financial, Inc.              19,494


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            CAPITAL MARKETS (Continued)
      353   SWS Group, Inc.                       $     4,857
      172   T. Rowe Price Group, Inc.                   8,034
                                                  -----------
                                                      100,461
                                                  -----------

            CHEMICALS -- 4.0%
      328   A. Schulman, Inc.                           6,990
      111   Air Products and Chemicals, Inc.            8,281
      403   Airgas, Inc.                               17,966
      439   Albemarle Corp.                            13,043
      657   American Vanguard Corp.                     5,690
      301   Arch Chemicals, Inc.                        7,991
      582   Ashland, Inc.                              19,287
    1,784   Cabot Corp.                                32,647
      178   Calgon Carbon Corp. (b)                     2,255
      497   CF Industries Holdings, Inc.               39,233
      911   Dow Chemical (The) Co.                     19,286
      280   E.I. du Pont de Nemours & Co.               8,660
      777   Eastman Chemical Co.                       38,586
      780   Minerals Technologies, Inc.                33,907
       97   Monsanto Co.                                8,148
    2,361   Olin Corp.                                 32,558
      427   OM Group, Inc. (b)                         14,373
      163   PPG Industries, Inc.                        8,965
      558   Quaker Chemical Corp.                      10,044
      994   Sensient Technologies Corp.                25,039
      223   Stepan Co.                                  9,986
    1,159   Terra Industries, Inc.                     33,796
      499   Valspar (The) Corp.                        12,635
                                                  -----------
                                                      409,366
                                                  -----------

            COMMERCIAL BANKS -- 4.5%
    1,797   Associated Banc-Corp.                      19,479
      548   BancorpSouth, Inc.                         12,330
      152   Bank of Hawaii Corp.                        5,832
    1,339   BB&T Corp.                                 30,636
    1,719   Cathay General Bancorp                     15,677
      659   Central Pacific Financial Corp.             1,430
      148   City National Corp.                         5,837
      482   Columbia Banking System, Inc.               5,851
      340   Comerica, Inc.                              8,106
      171   Commerce Bancshares, Inc.                   6,269
      679   Community Bank System, Inc.                12,310
      119   Cullen/Frost Bankers, Inc.                  5,716
    3,127   First BanCorp.                              9,694
    1,169   First Commonwealth Financial Corp.          7,797
      984   First Financial Bancorp                     8,502
    1,352   First Midwest Bancorp, Inc.                11,303
      661   FirstMerit Corp.                           12,347
    2,041   Frontier Financial Corp.                    1,837
    1,047   Fulton Financial Corp.                      7,078
      168   Glacier Bancorp, Inc.                       2,616
       77   Hancock Holding Co.                         3,110
    1,411   Hanmi Financial Corp. (b)                   2,483
      130   Home Bancshares, Inc.                       2,829
      377   Independent Bank Corp.                      8,041
    2,722   International Bancshares Corp.             35,876
      422   M&T Bank Corp.                             24,611


                        See Notes to Financial Statements                Page 83

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMERCIAL BANKS (Continued)
    2,143   National Penn Bancshares, Inc.        $    10,672
      228   NBT Bancorp, Inc.                           5,230
      754   Old National Bancorp                        8,520
      184   PNC Financial Services Group, Inc.          6,745
      167   Prosperity Bancshares, Inc.                 5,596
      812   S&T Bancorp, Inc.                          11,133
      184   Simmons First National Corp.,
               Class A                                  5,516
    2,075   South Financial Group (The), Inc.           3,341
      888   Sterling Bancorp                            7,166
    1,171   Sterling Bancshares, Inc.                   9,450
      849   Sterling Financial Corp.                    2,369
      437   SunTrust Banks, Inc.                        8,522
    2,525   Susquehanna Bancshares, Inc.               13,282
      840   TCF Financial Corp.                        11,878
      847   Trustmark Corp.                            16,855
      401   U.S. Bancorp                                8,184
    1,961   UCBH Holdings, Inc.                         2,373
       64   UMB Financial Corp.                         2,670
      637   Umpqua Holdings Corp.                       6,179
      379   United Bankshares, Inc.                     7,679
      412   United Community Banks, Inc. (b)            2,773
      467   Valley National Bancorp                     5,940
      809   Whitney Holding Corp.                       7,087
      614   Wintrust Financial Corp.                   16,056
                                                  -----------
                                                      452,813
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 2.2%
      273   ABM Industries, Inc.                        5,752
      188   Brink's (The) Co.                           5,104
    1,610   Cintas Corp.                               40,540
      568   Consolidated Graphics, Inc. (b)            10,394
    1,322   Corrections Corp. of America (b)           22,818
      877   Deluxe Corp.                               13,725
      621   HNI Corp.                                  13,836
      467   Mine Safety Appliances Co.                 13,118
      673   Mobile Mini, Inc. (b)                      10,889
      328   Pitney Bowes, Inc.                          6,773
    1,264   R.R. Donnelley & Sons Co.                  17,570
    1,515   Standard Register (The) Co.                 5,363
      283   United Stationers, Inc. (b)                13,137
      631   Waste Connections, Inc. (b)                17,801
      764   Waste Management, Inc.                     21,476
                                                  -----------
                                                      218,296
                                                  -----------

            COMMUNICATIONS EQUIPMENT -- 0.3%
      296   Black Box Corp.                             8,131
      354   EMS Technologies, Inc. (b)                  7,788
    1,259   Harmonic, Inc. (b)                          8,725
      461   PC-Tel, Inc. (b)                            3,084
      942   Tollgrade Communications, Inc. (b)          5,266
                                                  -----------
                                                       32,994
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMPUTERS & PERIPHERALS -- 0.4%
      932   Adaptec, Inc. (b)                     $     2,479
      207   Diebold, Inc.                               5,738
      461   NCR Corp. (b)                               5,965
    1,699   QLogic Corp. (b)                           22,172
                                                  -----------
                                                       36,354
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 1.1%
      613   EMCOR Group, Inc. (b)                      14,786
      674   Granite Construction, Inc.                 22,835
      291   Insituform Technologies, Inc.,
               Class A (b)                              5,354
      512   Jacobs Engineering Group, Inc. (b)         20,982
    1,218   KBR, Inc.                                  25,809
      199   Shaw Group (The), Inc. (b)                  5,859
      330   URS Corp. (b)                              16,698
                                                  -----------
                                                      112,323
                                                  -----------

            CONSTRUCTION MATERIALS -- 0.2%
       69   Martin Marietta Materials, Inc.             5,939
      314   Texas Industries, Inc.                     14,287
                                                  -----------
                                                       20,226
                                                  -----------

            CONSUMER FINANCE -- 0.8%
      329   Capital One Financial Corp.                10,100
      529   Cash America International, Inc.           14,140
    3,580   Discover Financial Services                42,531
      653   Rewards Network, Inc. (b)                   8,809
                                                  -----------
                                                       75,580
                                                  -----------

            CONTAINERS & PACKAGING -- 1.1%
      483   AptarGroup, Inc.                           16,866
      854   Bemis Co., Inc.                            22,477
      253   Greif, Inc., Class A                       12,987
    1,009   Packaging Corp. of America                 19,847
      193   Rock-Tenn Co., Class A                      8,677
      682   Sonoco Products Co.                        18,059
      857   Temple-Inland, Inc.                        13,421
                                                  -----------
                                                      112,334
                                                  -----------

            DISTRIBUTORS -- 0.2%
      642   Genuine Parts Co.                          22,740
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES
               -- 0.8%
      397   Brink's Home Security Holdings,
               Inc. (b)                                11,839
      417   H&R Block, Inc.                             6,960
      446   Hillenbrand, Inc.                           8,081
      361   Matthews International Corp.,
               Class A                                 11,285
    1,290   Regis Corp.                                17,621
    4,099   Service Corp. International                25,906
                                                  -----------
                                                       81,692
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES
               -- 0.9%
    2,229   Bank of America Corp.                      32,967


Page 84                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            DIVERSIFIED FINANCIAL SERVICES
               (Continued)
   17,098   CIT Group, Inc.                       $    14,875
      361   Financial Federal Corp.                     7,321
      210   JPMorgan Chase & Co.                        8,117
      272   Moody's Corp.                               6,457
    1,011   NASDAQ OMX Group (The), Inc. (b)           21,362
                                                  -----------
                                                       91,099
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.6%
    1,183   AT&T, Inc.                                 31,030
    1,198   CenturyTel, Inc.                           37,605
    3,953   Cincinnati Bell, Inc. (b)                  12,373
    4,116   FairPoint Communications, Inc.              2,429
    2,060   Frontier Communications Corp.              14,420
    1,070   General Communication, Inc.,
               Class A (b)                              7,330
      592   Iowa Telecommunications Services,
               Inc.                                     7,258
    3,543   Qwest Communications
               International, Inc.                     13,676
      701   Verizon Communications, Inc.               22,481
    1,759   Windstream Corp.                           15,426
                                                  -----------
                                                      164,028
                                                  -----------

            ELECTRIC UTILITIES -- 6.1%
    1,147   Allegheny Energy, Inc.                     28,916
      343   ALLETE, Inc.                               10,969
    1,272   American Electric Power Co., Inc.          39,381
      682   Central Vermont Public Service Corp.       12,576
      729   Cleco Corp.                                17,270
      707   DPL, Inc.                                  16,933
    2,015   Duke Energy Corp.                          31,192
    1,169   Edison International                       37,782
      884   El Paso Electric Co. (b)                   13,357
      278   Entergy Corp.                              22,332
      421   Exelon Corp.                               21,412
      949   FirstEnergy Corp.                          39,099
      379   FPL Group, Inc.                            21,478
    1,804   Great Plains Energy, Inc.                  28,738
      858   Hawaiian Electric Industries, Inc.         15,333
      859   IDACORP, Inc.                              23,812
    1,319   Northeast Utilities                        30,350
    2,602   NV Energy, Inc.                            29,923
    2,734   Pepco Holdings, Inc.                       39,315
      974   Pinnacle West Capital Corp.                31,129
      447   PPL Corp.                                  15,104
      778   Progress Energy, Inc.                      30,684
      691   Southern Co.                               21,697
      440   UIL Holdings Corp.                         10,736
      279   UniSource Energy Corp.                      7,700
    1,197   Westar Energy, Inc.                        23,545
                                                  -----------
                                                      620,763
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            ELECTRICAL EQUIPMENT -- 1.6%
      303   A.O. Smith Corp.                      $    11,829
      352   Acuity Brands, Inc.                        10,387
      416   Baldor Electric Co.                        10,716
      294   Brady Corp., Class A                        8,647
      948   Cooper Industries Ltd., Class A            31,237
      664   Emerson Electric Co.                       24,156
      700   Hubbell, Inc., Class B                     26,124
    8,886   Magnetek, Inc. (b)                         11,996
    1,133   Woodward Governor Co.                      22,252
                                                  -----------
                                                      157,344
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 1.5%
      329   Anixter International, Inc. (b)            11,258
      350   Cognex Corp.                                5,775
    2,289   Corning, Inc.                              38,913
      378   CTS Corp.                                   3,187
    4,941   Gerber Scientific, Inc. (b)                15,465
    1,057   Methode Electronics, Inc.                   8,012
      461   Molex, Inc.                                 8,187
      479   MTS Systems Corp.                          11,252
      241   National Instruments Corp.                  6,078
      243   Rogers Corp. (b)                            6,063
      396   SYNNEX Corp. (b)                           11,254
      687   Tech Data Corp. (b)                        23,997
                                                  -----------
                                                      149,441
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 2.5%
      497   Atwood Oceanics, Inc. (b)                  14,333
      418   Bristow Group, Inc. (b)                    13,836
      353   Diamond Offshore Drilling, Inc.            31,724
      780   Gulf Island Fabrication, Inc.              11,310
    1,421   Halliburton Co.                            31,390
      861   Matrix Service Co. (b)                      8,722
    1,125   National Oilwell Varco, Inc. (b)           40,433
    1,120   Pride International, Inc. (b)              28,078
    1,902   Rowan Cos., Inc.                           40,570
      654   Tidewater, Inc.                            29,430
                                                  -----------
                                                      249,826
                                                  -----------

            FOOD & STAPLES RETAILING -- 1.9%
      164   Andersons (The), Inc.                       5,284
      697   BJ's Wholesale Club, Inc. (b)              23,245
      384   Casey's General Stores, Inc.               10,533
      321   Costco Wholesale Corp.                     15,890
    2,324   Great Atlantic & Pacific Tea (The)
               Co., Inc. (b)                           13,409
      978   Kroger (The) Co.                           20,910
      457   Nash Finch Co.                             14,030
    1,199   Ruddick Corp.                              28,176
    1,804   Safeway, Inc.                              34,150
    1,134   Whole Foods Market, Inc. (b)               27,431
                                                  -----------
                                                      193,058
                                                  -----------


                        See Notes to Financial Statements                Page 85

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            FOOD PRODUCTS -- 1.8%
    1,373   Archer-Daniels-Midland Co.            $    41,355
      494   Cal-Maine Foods, Inc.                      14,538
      771   ConAgra Foods, Inc.                        15,135
    1,048   Corn Products International, Inc.          29,344
      513   Flowers Foods, Inc.                        12,122
      201   H. J. Heinz Co.                             7,731
      207   J & J Snack Foods Corp.                     8,971
      302   J. M. Smucker (The) Co.                    15,109
      283   Kraft Foods, Inc., Class A                  8,020
      254   Lancaster Colony Corp.                     11,567
      107   Lance, Inc.                                 2,711
      390   Smithfield Foods, Inc. (b)                  5,285
      240   Tootsie Roll Industries, Inc.               5,796
      570   Tyson Foods, Inc., Class A                  6,515
                                                  -----------
                                                      184,199
                                                  -----------

            GAS UTILITIES -- 2.4%
      707   AGL Resources, Inc.                        23,769
      493   Atmos Energy Corp.                         13,390
      703   Energen Corp.                              29,048
      421   EQT Corp.                                  16,158
      299   Laclede Group (The), Inc.                  10,037
      311   National Fuel Gas Co.                      12,620
      133   New Jersey Resources Corp.                  5,134
      850   Nicor, Inc.                                30,974
      168   Northwest Natural Gas Co.                   7,499
      761   ONEOK, Inc.                                25,189
      308   Piedmont Natural Gas Co., Inc.              7,583
      212   South Jersey Industries, Inc.               7,819
      557   Southwest Gas Corp.                        13,491
      881   UGI Corp.                                  23,294
      510   WGL Holdings, Inc.                         16,891
                                                  -----------
                                                      242,896
                                                  -----------

            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.9%
      932   Align Technology, Inc. (b)                 10,168
       67   Analogic Corp.                              2,540
      278   Baxter International, Inc.                 15,671
      302   Becton, Dickinson & Co.                    19,675
      198   C. R. Bard, Inc.                           14,567
      797   CONMED Corp. (b)                           14,011
      500   Cooper (The) Cos., Inc.                    13,720
    2,230   CryoLife, Inc. (b)                         11,329
      481   DENTSPLY International, Inc.               16,041
      560   Invacare Corp.                             11,424
    1,122   Osteotech, Inc. (b)                         5,565
      628   STERIS Corp.                               17,634
      501   Teleflex, Inc.                             24,028
      212   West Pharmaceutical Services, Inc.          7,738
      383   Zoll Medical Corp. (b)                      7,059
                                                  -----------
                                                      191,170
                                                  -----------

            HEALTH CARE PROVIDERS &
               SERVICES -- 4.2%
    1,173   Aetna, Inc.                                31,636
      379   Almost Family, Inc. (b)                    12,022
      829   AmerisourceBergen Corp.                    16,348


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
      962   Cardinal Health, Inc.                 $    32,035
      371   Centene Corp. (b)                           7,164
      299   CIGNA Corp.                                 8,492
      326   CorVel Corp. (b)                            7,961
      750   Gentiva Health Services, Inc. (b)          15,960
      363   Hanger Orthopedic Group, Inc. (b)           4,980
    1,444   Health Net, Inc. (b)                       19,537
    1,138   HealthSpring, Inc. (b)                     14,373
    1,140   Humana, Inc. (b)                           37,449
    2,270   Kindred Healthcare, Inc. (b)               31,871
       40   Landauer, Inc.                              2,677
    1,070   LifePoint Hospitals, Inc. (b)              29,596
      333   McKesson Corp.                             17,033
    1,050   MedCath Corp. (b)                          12,663
      634   Omnicare, Inc.                             15,133
      123   Owens & Minor, Inc.                         5,449
      988   Psychiatric Solutions, Inc. (b)            26,696
      310   RehabCare Group, Inc. (b)                   7,459
      691   Res-Care, Inc. (b)                         10,793
    5,214   Tenet Healthcare Corp. (b)                 20,595
      574   Universal Health Services, Inc.,
               Class B                                 31,920
                                                  -----------
                                                      419,842
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE
               -- 2.1%
      190   Bob Evans Farms, Inc.                       5,514
      320   Brinker International, Inc.                 5,325
    1,427   Carnival Corp.                             39,942
      873   CKE Restaurants, Inc.                       7,726
      653   Darden Restaurants, Inc.                   21,151
      451   International Game Technology               8,907
    1,097   International Speedway Corp.,
               Class A                                 28,050
      330   Jack in the Box, Inc. (b)                   6,963
    1,437   Landry's Restaurants, Inc. (b)             12,875
    1,173   Marcus (The) Corp.                         14,827
      257   McDonald's Corp.                           14,150
    1,992   Multimedia Games, Inc. (b)                 11,195
      659   Red Robin Gourmet Burgers, Inc. (b)        12,336
    1,483   Ruby Tuesday, Inc. (b)                     11,093
      492   Sonic Corp. (b)                             5,427
      323   Starwood Hotels & Resorts
               Worldwide, Inc.                          7,626
      282   Steak n Shake (The) Co. (b)                 2,882
                                                  -----------
                                                      215,989
                                                  -----------

            HOUSEHOLD DURABLES -- 1.5%
      207   Fortune Brands, Inc.                        8,191
      964   Leggett & Platt, Inc.                      16,725
      130   National Presto Industries, Inc.           10,447
    1,279   Snap-on, Inc.                              45,571
      637   Stanley Works (The)                        25,575
      863   Whirlpool Corp.                            49,269
                                                  -----------
                                                      155,778
                                                  -----------


Page 86                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            HOUSEHOLD PRODUCTS -- 0.4%
      501   Central Garden & Pet Co.,
               Class A (b)                        $     5,656
      129   Clorox (The) Co.                            7,870
      421   Procter & Gamble (The) Co.                 23,370
                                                  -----------
                                                       36,896
                                                  -----------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.5%
    1,855   AES (The) Corp. (b)                        23,725
   12,956   Dynegy, Inc., Class A (b)                  26,042
                                                  -----------
                                                       49,767
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 1.0%
      933   Carlisle Cos., Inc.                        29,231
    1,839   General Electric Co.                       24,643
      852   Standex International Corp.                10,676
    2,230   Textron, Inc.                              29,971
      371   Tredegar Corp.                              5,431
                                                  -----------
                                                       99,952
                                                  -----------

            INSURANCE -- 4.1%
    1,041   American Financial Group, Inc.             25,390
      190   Aon Corp.                                   7,495
      256   Arthur J. Gallagher & Co.                   5,862
    1,221   Assurant, Inc.                             31,160
      540   Chubb (The) Corp.                          24,937
    1,644   Cincinnati Financial Corp.                 39,703
      128   Delphi Financial Group, Inc., Class A       3,050
       77   Everest Re Group Ltd.                       6,177
      433   First American Corp.                       12,795
      547   Horace Mann Educators Corp.                 6,208
      136   Infinity Property & Casualty Corp.          5,649
    8,489   MBIA, Inc. (b)                             35,569
      490   MetLife, Inc.                              16,636
      111   Navigators Group (The), Inc. (b)            5,473
      652   Presidential Life Corp.                     5,829
      381   Principal Financial Group, Inc.             9,030
      213   ProAssurance Corp. (b)                     10,816
      321   Reinsurance Group of America, Inc.         13,322
       56   RLI Corp.                                   2,778
      403   Safety Insurance Group, Inc.               13,001
      388   Selective Insurance Group                   5,797
      783   StanCorp Financial Group, Inc.             26,951
      581   Torchmark Corp.                            22,694
      200   Tower Group, Inc.                           4,994
      717   Travelers (The) Cos., Inc.                 30,881
      143   United Fire & Casualty Co.                  2,404
      453   Unitrin, Inc.                               5,975
    1,359   Unum Group                                 25,508
      341   Zenith National Insurance Corp.             8,140
                                                  -----------
                                                      414,224
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 0.1%
      371   comScore, Inc. (b)                          5,647
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            IT SERVICES -- 2.4%
    2,543   Acxiom Corp.                          $    24,540
      662   Affiliated Computer Services, Inc.,
               Class A (b)                             31,385
      678   Broadridge Financial Solutions, Inc.       11,709
    3,984   CIBER, Inc. (b)                            13,187
      830   Computer Sciences Corp. (b)                39,981
      747   CSG Systems International, Inc. (b)        12,460
    1,080   Fidelity National Information
               Services, Inc.                          25,294
      201   Forrester Research, Inc. (b)                4,537
      378   Hewitt Associates, Inc., Class A (b)       11,313
      404   Lender Processing Services, Inc.           13,809
      261   ManTech International Corp.,
               Class A (b)                             13,911
    1,211   SAIC, Inc. (b)                             21,907
      931   SRA International, Inc., Class A (b)       18,341
                                                  -----------
                                                      242,374
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 1.0%
    3,058   Arctic Cat, Inc.                           18,837
    5,536   Callaway Golf Co.                          35,264
      889   Hasbro, Inc.                               23,559
      962   JAKKS Pacific, Inc. (b)                    11,092
      917   Mattel, Inc.                               16,121
                                                  -----------
                                                      104,873
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 0.8%
    2,399   Cambrex Corp. (b)                          10,988
      229   Covance, Inc. (b)                          12,629
    1,009   Kendle International, Inc. (b)             11,785
    1,239   PerkinElmer, Inc.                          21,844
      529   Thermo Fisher Scientific, Inc. (b)         23,953
                                                  -----------
                                                       81,199
                                                  -----------

            MACHINERY -- 4.8%
      967   AGCO Corp. (b)                             30,422
    1,039   Barnes Group, Inc.                         14,619
      741   Briggs & Stratton Corp.                    12,723
      158   Cascade Corp.                               3,863
      169   CLARCOR, Inc.                               5,596
      732   Crane Co.                                  15,533
      368   Deere & Co.                                16,096
      889   Dover Corp.                                30,235
      823   Eaton Corp.                                42,730
      687   EnPro Industries, Inc. (b)                 12,242
    2,138   Federal Signal Corp.                       18,943
      421   Flowserve Corp.                            34,004
      793   Harsco Corp.                               21,815
      458   IDEX Corp.                                 12,494
      394   John Bean Technologies Corp.                5,461
      228   Kaydon Corp.                                7,449
      283   Kennametal, Inc.                            6,034
      223   Lindsay Corp.                               7,910
    1,453   Lydall, Inc. (b)                            4,722
      290   Nordson Corp.                              13,021


                        See Notes to Financial Statements                Page 87

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            MACHINERY (Continued)
      553   Pall Corp.                            $    16,634
      857   Parker Hannifin Corp.                      37,948
      639   Pentair, Inc.                              17,458
      641   Robbins & Myers, Inc.                      13,416
      333   SPX Corp.                                  17,589
    1,643   Timken (The) Co.                           33,484
      509   Wabtec Corp.                               17,128
      459   Watts Water Technologies, Inc.,
               Class A                                 12,090
                                                  -----------
                                                      481,659
                                                  -----------

            MARINE -- 0.3%
      698   Alexander & Baldwin, Inc.                  20,396
      311   Kirby Corp. (b)                            11,510
                                                  -----------
                                                       31,906
                                                  -----------

            MEDIA -- 1.8%
      467   Arbitron, Inc.                              7,603
    2,538   Comcast Corp., Class A                     37,715
    2,429   Harte-Hanks, Inc.                          26,282
    4,265   Interpublic Group of Cos. (The),
               Inc. (b)                                22,221
      843   Meredith Corp.                             22,314
      827   Scholastic Corp.                           18,649
    1,261   Walt Disney (The) Co.                      31,676
       41   Washington Post (The) Co., Class B         18,511
                                                  -----------
                                                      184,971
                                                  -----------

            METALS & MINING -- 1.3%
      694   Alcoa, Inc.                                 8,161
    1,052   Allegheny Technologies, Inc.               28,488
    1,349   Carpenter Technology Corp.                 25,213
      504   Olympic Steel, Inc.                        12,857
      699   RTI International Metals, Inc. (b)         12,414
    1,029   United States Steel Corp.                  40,903
                                                  -----------
                                                      128,036
                                                  -----------

            MULTILINE RETAIL -- 1.0%
    1,399   Big Lots, Inc. (b)                         32,233
      589   Fred's, Inc., Class A                       7,940
      750   J. C. Penney Co., Inc.                     22,612
      503   Kohl's Corp. (b)                           24,421
    2,932   Tuesday Morning Corp. (b)                  13,604
                                                  -----------
                                                      100,810
                                                  -----------

            MULTI-UTILITIES -- 5.7%
    1,074   Alliant Energy Corp.                       28,096
    1,478   Ameren Corp.                               37,586
      693   Avista Corp.                               12,834
      711   Black Hills Corp.                          18,493
    1,944   CenterPoint Energy, Inc.                   23,425
      159   CH Energy Group, Inc.                       7,869
    3,043   CMS Energy Corp.                           39,377
      787   Consolidated Edison, Inc.                  30,976
      644   Dominion Resources, Inc.                   21,767
    1,149   DTE Energy Co.                             39,595


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            MULTI-UTILITIES (Continued)
      240   Integrys Energy Group, Inc.           $     8,107
    3,152   NiSource, Inc.                             40,629
      509   NSTAR                                      16,339
      792   OGE Energy Corp.                           23,839
      764   PG&E Corp.                                 30,843
      451   Public Service Enterprise Group, Inc.      14,635
      907   SCANA Corp.                                32,063
      592   Sempra Energy                              31,039
    2,464   TECO Energy, Inc.                          33,239
      959   Vectren Corp.                              23,553
      722   Wisconsin Energy Corp.                     31,024
    1,598   Xcel Energy, Inc.                          31,864
                                                  -----------
                                                      577,192
                                                  -----------

            OFFICE ELECTRONICS -- 0.5%
    5,673   Xerox Corp.                                46,462
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 5.1%
    1,827   Arch Coal, Inc.                            31,808
    1,022   Bill Barrett Corp. (b)                     32,285
      550   Holly Corp.                                11,699
    1,220   Marathon Oil Corp.                         39,345
    1,504   Massey Energy Co.                          40,007
      623   Noble Energy, Inc.                         38,078
      559   Occidental Petroleum Corp.                 39,879
      824   Overseas Shipholding Group, Inc.           28,304
    4,400   Patriot Coal Corp. (b)                     36,828
    1,219   Peabody Energy Corp.                       40,361
    1,441   Pioneer Natural Resources Co.              41,141
    1,527   Southern Union Co.                         29,593
    1,273   Spectra Energy Corp.                       23,372
    2,888   Tesoro Corp.                               37,804
      424   Valero Energy Corp.                         7,632
    2,354   Williams (The) Cos., Inc.                  39,288
                                                  -----------
                                                      517,424
                                                  -----------

            PAPER & FOREST PRODUCTS -- 0.5%
    1,792   MeadWestvaco Corp.                         34,926
      272   Schweitzer-Mauduit International, Inc.      8,894
      734   Wausau Paper Corp.                          6,900
                                                  -----------
                                                       50,720
                                                  -----------

            PHARMACEUTICALS -- 1.1%
      312   Abbott Laboratories                        14,037
      723   Bristol-Myers Squibb Co.                   15,718
      770   Merck & Co., Inc.                          23,108
    1,961   Pfizer, Inc.                               31,239
      287   Schering-Plough Corp.                       7,608
      323   Wyeth                                      15,035
                                                  -----------
                                                      106,745
                                                  -----------

            PROFESSIONAL SERVICES -- 0.8%
      212   Administaff, Inc.                           5,313
      887   CDI Corp.                                  11,265
      271   Heidrick & Struggles International,
               Inc.                                     5,553
      129   Manpower, Inc.                              6,185


Page 88                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            PROFESSIONAL SERVICES (Continued)
    1,824   Monster Worldwide, Inc. (b)           $    23,767
    3,159   On Assignment, Inc. (b)                    13,363
      611   School Specialty, Inc. (b)                 13,668
      393   Volt Information Sciences, Inc. (b)         3,128
                                                  -----------
                                                       82,242
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 4.1%
      457   Alexandria Real Estate Equities, Inc.      17,416
      967   BioMed Realty Trust, Inc.                  11,295
      229   BRE Properties, Inc.                        5,434
    2,185   Cedar Shopping Centers, Inc.               11,602
      333   Colonial Properties Trust                   2,657
    3,302   Cousins Properties, Inc.                   28,463
    1,579   DiamondRock Hospitality Co.                10,674
    1,863   Duke Realty Corp.                          17,680
      600   Entertainment Properties Trust             16,386
      848   Equity One, Inc.                           12,762
    1,183   Extra Space Storage, Inc.                  10,387
      372   Franklin Street Properties Corp.            5,305
      339   HCP, Inc.                                   8,733
      210   Health Care REIT, Inc.                      8,413
    1,889   Hospitality Properties Trust               29,827
    1,752   Host Hotels & Resorts, Inc.                15,908
      352   Inland Real Estate Corp.                    2,598
      240   Kilroy Realty Corp.                         5,664
    1,463   Kimco Realty Corp.                         14,396
    2,539   Kite Realty Group Trust                     8,125
      727   Lexington Realty Trust                      3,112
      237   Liberty Property Trust                      6,582
      362   LTC Properties, Inc.                        8,840
      638   Macerich (The) Co.                         12,549
      239   Mack-Cali Realty Corp.                      6,671
    1,221   Medical Properties Trust, Inc.              8,547
      570   National Retail Properties, Inc.           11,235
      211   Nationwide Health Properties, Inc.          6,123
      723   Omega Healthcare Investors, Inc.           12,081
      190   Parkway Properties, Inc.                    2,692
      989   Pennsylvania Real Estate Investment
               Trust                                    5,232
      241   Plum Creek Timber Co., Inc.                 7,539
      183   Post Properties, Inc.                       2,591
      891   ProLogis                                    7,832
       51   PS Business Parks, Inc.                     2,637
      309   Rayonier, Inc.                             12,048
      249   Realty Income Corp.                         5,871
      453   Senior Housing Properties Trust             8,453
      712   SL Green Realty Corp.                      18,355
      301   Sovran Self Storage, Inc.                   8,103
      351   Urstadt Biddle Properties, Inc.,
               Class A                                  5,402
      773   Weingarten Realty Investors                11,927
                                                  -----------
                                                      418,147
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.0%
      208   Forestar Group, Inc. (b)              $     2,708
                                                  -----------

            ROAD & RAIL -- 2.4%
      281   Arkansas Best Corp.                         8,003
      292   Burlington Northern Santa Fe Corp.         22,948
      849   CSX Corp.                                  34,062
    1,742   Kansas City Southern (b)                   35,380
      977   Norfolk Southern Corp.                     42,255
    1,317   Ryder System, Inc.                         46,266
      564   Union Pacific Corp.                        32,441
    1,240   Werner Enterprises, Inc.                   22,395
                                                  -----------
                                                      243,750
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.9%
      593   Analog Devices, Inc.                       16,230
       88   Cabot Microelectronics Corp. (b)            2,985
      274   Cohu, Inc.                                  3,324
    1,302   Intel Corp.                                25,063
      308   Linear Technology Corp.                     8,276
      319   Microchip Technology, Inc.                  8,591
      179   Microsemi Corp. (b)                         2,443
       99   Supertex, Inc. (b)                          2,282
      401   Ultratech, Inc. (b)                         4,776
      719   Xilinx, Inc.                               15,595
                                                  -----------
                                                       89,565
                                                  -----------

            SOFTWARE -- 0.8%
      843   CA, Inc.                                   17,821
    1,452   Fair Isaac Corp.                           27,864
      541   Jack Henry & Associates, Inc.              11,615
      166   JDA Software Group, Inc. (b)                3,421
      136   Manhattan Associates, Inc. (b)              2,516
      233   Progress Software Corp. (b)                 5,273
      148   SPSS, Inc. (b)                              7,323
                                                  -----------
                                                       75,833
                                                  -----------

            SPECIALTY RETAIL -- 3.2%
      941   Aaron's, Inc.                              25,849
    1,089   Barnes & Noble, Inc.                       25,080
      447   Big 5 Sporting Goods Corp.                  5,811
    1,003   Cabela's, Inc. (b)                         16,259
      567   Cato (The) Corp., Class A                  11,272
      383   Charlotte Russe Holding, Inc. (b)           5,749
      369   Christopher & Banks Corp.                   2,923
      373   Collective Brands, Inc. (b)                 5,938
      999   Finish Line (The), Inc., Class A            8,691
      520   Foot Locker, Inc.                           5,762
      659   Genesco, Inc. (b)                          14,314
       94   Group 1 Automotive, Inc.                    2,769
      270   Haverty Furniture Cos., Inc.                2,900
      622   Home Depot (The), Inc.                     16,135
    1,690   Hot Topic, Inc. (b)                        13,064
      478   Jo-Ann Stores, Inc. (b)                    11,137
    1,229   Limited Brands, Inc.                       15,903
    1,514   Lowe's Cos., Inc.                          34,004
      514   Men's Wearhouse (The), Inc.                11,108


                        See Notes to Financial Statements                Page 89

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
      237   Midas, Inc. (b)                       $     2,339
      243   Pep Boys-Manny, Moe & Jack (The)            2,413
    1,574   Rent-A-Center, Inc. (b)                    32,676
      580   Tiffany & Co.                              17,301
    1,110   Tween Brands, Inc. (b)                      8,036
    1,378   Williams-Sonoma, Inc.                      19,375
      719   Zale Corp. (b)                              4,256
                                                  -----------
                                                      321,064
                                                  -----------

            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.0%
      469   Movado Group, Inc.                          6,697
      339   Perry Ellis International, Inc. (b)         2,614
      391   Phillips-Van Heusen Corp.                  13,834
    1,334   Quiksilver, Inc. (b)                        2,868
    1,264   Skechers U.S.A., Inc., Class A (b)         17,481
      332   UniFirst Corp.                             12,921
      531   VF Corp.                                   34,350
      337   Wolverine World Wide, Inc.                  8,122
                                                  -----------
                                                       98,887
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.8%
    1,904   Astoria Financial Corp.                    18,488
      567   Bank Mutual Corp.                           5,579
      264   Brookline Bancorp, Inc.                     3,076
      542   Dime Community Bancshares, Inc.             6,526
    1,431   First Niagara Financial Group, Inc.        18,818
      510   New York Community Bancorp, Inc.            5,579
      473   NewAlliance Bancshares, Inc.                5,794
      478   People's United Financial, Inc.             7,767
      419   Washington Federal, Inc.                    5,837
                                                  -----------
                                                       77,464
                                                  -----------

            TOBACCO -- 0.9%
    3,251   Alliance One International, Inc. (b)       13,459
      439   Altria Group, Inc.                          7,696
      218   Lorillard, Inc.                            16,071
      164   Philip Morris International, Inc.           7,643
      381   Reynolds American, Inc.                    16,577
      848   Universal Corp.                            32,283
                                                  -----------
                                                       93,729
                                                  -----------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.5%
      501   Applied Industrial Technologies, Inc.      11,082
    1,091   GATX Corp.                                 27,515
      443   Kaman Corp.                                 8,497
       50   Watsco, Inc.                                2,623
                                                  -----------
                                                       49,717
                                                  -----------

            WATER UTILITIES -- 0.0%
       71   American States Water Co.                   2,581
                                                  -----------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
      540   MetroPCS Communications, Inc. (b)           6,399


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            WIRELESS TELECOMMUNICATION
               SERVICES (Continued)
    6,114   Sprint Nextel Corp. (b)               $    24,456
    1,020   Syniverse Holdings, Inc. (b)               17,881
      992   Telephone and Data Systems, Inc.           25,534
                                                  -----------
                                                       74,270
                                                  -----------

            TOTAL COMMON STOCKS -- 100.0%
            (Cost $8,931,469)                      10,103,683

            MONEY MARKET FUND -- 0.2%
   22,497   Morgan Stanley Institutional Treasury
            Money Market Fund- 0.01% (c)
            (Cost $22,497)                             22,497
                                                  -----------


            TOTAL INVESTMENTS -- 100.2%
            (Cost $8,953,966) (d)                  10,126,180
            NET OTHER ASSETS AND
               LIABILITIES -- (0.2)%                  (25,356)
                                                  -----------
            NET ASSETS  -- 100.0%                 $10,100,824
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $9,386,014. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,020,482 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $280,316.


_____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $10,103,683      $      --     $      --
Money Market Fund             22,497             --            --
                        __________________________________________
Total Investments        $10,126,180      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 90                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.6%
            AEROSPACE & DEFENSE -- 2.3%
      403   AAR Corp. (b)                         $     7,709
      157   Aerovironment, Inc. (b)                     4,465
      174   Alliant Techsystems, Inc. (b)              13,697
       70   American Science & Engineering, Inc.        4,883
      317   Applied Signal Technology, Inc.             7,925
       90   Axsys Technologies, Inc. (b)                4,830
      115   Boeing (The) Co.                            4,935
      226   Cubic Corp.                                 8,850
      340   ITT Corp.                                  16,796
      121   Lockheed Martin Corp.                       9,046
      107   Orbital Sciences Corp. (b)                  1,449
      363   Rockwell Collins, Inc.                     15,319
      197   Stanley, Inc. (b)                           6,056
       49   Teledyne Technologies, Inc. (b)             1,604
      188   United Technologies Corp.                  10,240
                                                  -----------
                                                      117,804
                                                  -----------

            AIR FREIGHT & LOGISTICS -- 0.3%
      290   C.H. Robinson Worldwide, Inc.              15,814
       76   Forward Air Corp.                           1,758
                                                  -----------
                                                       17,572
                                                  -----------

            AIRLINES -- 0.2%
      393   Alaska Air Group, Inc. (b)                  9,063
                                                  -----------

            AUTO COMPONENTS -- 0.3%
      328   BorgWarner, Inc.                           10,887
      133   Drew Industries, Inc. (b)                   2,552
                                                  -----------
                                                       13,439
                                                  -----------

            AUTOMOBILES -- 0.2%
      391   Thor Industries, Inc.                       9,349
      217   Winnebago Industries, Inc.                  2,283
                                                  -----------
                                                       11,632
                                                  -----------

            BEVERAGES -- 1.2%
      164   Boston Beer (The) Co., Inc.,
               Class A (b)                              5,115
      102   Coca-Cola (The) Co.                         5,084
      924   Dr. Pepper Snapple Group, Inc. (b)         22,739
      746   Pepsi Bottling Group (The), Inc.           25,327
       89   PepsiCo, Inc.                               5,051
                                                  -----------
                                                       63,316
                                                  -----------

            BIOTECHNOLOGY -- 0.7%
    1,316   ArQule, Inc. (b)                            8,054
       88   Cubist Pharmaceuticals, Inc. (b)            1,748
      270   Regeneron Pharmaceuticals, Inc. (b)         5,789
      172   United Therapeutics Corp. (b)              15,931
      101   Vertex Pharmaceuticals, Inc. (b)            3,637
                                                  -----------
                                                       35,159
                                                  -----------

            CAPITAL MARKETS -- 1.2%
   11,833   E*TRADE Financial Corp. (b)                17,750
      103   Goldman Sachs Group (The), Inc.            16,820
      524   Jefferies Group, Inc. (b)                  11,979
      207   State Street Corp.                         10,412


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            CAPITAL MARKETS (Continued)
       67   Stifel Financial Corp. (b)            $     3,345
      382   TradeStation Group, Inc. (b)                2,861
                                                  -----------
                                                       63,167
                                                  -----------

            CHEMICALS -- 1.4%
       66   Balchem Corp.                               1,832
      388   Ecolab, Inc.                               16,106
       76   FMC Corp.                                   3,697
      299   International Flavors & Fragrances,
               Inc.                                    10,543
      120   NewMarket Corp.                             9,078
       69   Praxair, Inc.                               5,394
      319   Scotts Miracle-Gro (The) Co.,
               Class A                                 12,457
      306   Sigma-Aldrich Corp.                        15,529
                                                  -----------
                                                       74,636
                                                  -----------

            COMMERCIAL BANKS -- 0.4%
    1,262   First Horizon National Corp. (b)           16,179
      145   PrivateBancorp, Inc.                        3,600
       60   Signature Bank (b)                          1,769
                                                  -----------
                                                       21,548
                                                  -----------

            COMMERCIAL SERVICES & SUPPLIES -- 1.8%
      111   ATC Technology Corp. (b)                    2,322
      104   Copart, Inc. (b)                            3,672
      174   Geo Group (The), Inc. (b)                   3,129
      271   Healthcare Services Group, Inc.             5,060
      468   Herman Miller, Inc.                         7,773
      878   Iron Mountain, Inc. (b)                    25,646
      802   Republic Services, Inc.                    21,333
      415   Rollins, Inc.                               7,607
       95   Stericycle, Inc. (b)                        4,864
      179   Sykes Enterprises, Inc. (b)                 3,562
      282   Tetra Tech, Inc. (b)                        8,494
                                                  -----------
                                                       93,462
                                                  -----------

            COMMUNICATIONS EQUIPMENT -- 4.9%
    3,958   3Com Corp. (b)                             14,922
    1,405   ADC Telecommunications, Inc. (b)           10,228
      521   ADTRAN, Inc.                               12,587
      664   Arris Group, Inc. (b)                       8,088
      488   Blue Coat Systems, Inc. (b)                 9,121
      710   CommScope, Inc. (b)                        18,176
      497   Digi International, Inc. (b)                5,074
      539   F5 Networks, Inc. (b)                      20,008
    1,070   Juniper Networks, Inc. (b)                 27,959
    3,808   Motorola, Inc.                             27,265
      224   NETGEAR, Inc. (b)                           3,810
      867   Palm, Inc. (b)                             13,638
      592   Plantronics, Inc.                          14,013
      709   Polycom, Inc. (b)                          16,839
      433   QUALCOMM, Inc.                             20,009
    1,400   Symmetricom, Inc. (b)                       9,072
      288   Tekelec (b)                                 5,296


                        See Notes to Financial Statements                Page 91

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            COMMUNICATIONS EQUIPMENT (Continued)
    2,643   Tellabs, Inc. (b)                     $    15,329
      189   ViaSat, Inc. (b)                            5,103
                                                  -----------
                                                      256,537
                                                  -----------

            COMPUTERS & PERIPHERALS -- 4.0%
      177   Apple, Inc. (b)                            28,920
    1,426   Dell, Inc. (b)                             19,080
    1,495   EMC Corp. (b)                              22,515
      507   Hewlett-Packard Co.                        21,953
       94   International Business Machines Corp.      11,085
      185   Intevac, Inc. (b)                           2,129
    1,280   NetApp, Inc. (b)                           28,749
      667   SanDisk Corp. (b)                          11,886
      209   Synaptics, Inc. (b)                         5,010
    1,077   Teradata Corp. (b)                         26,462
      953   Western Digital Corp. (b)                  28,828
                                                  -----------
                                                      206,617
                                                  -----------

            CONSTRUCTION & ENGINEERING -- 1.5%
      583   Aecom Technology Corp. (b)                 18,889
    1,297   Dycom Industries, Inc. (b)                 16,511
      492   Fluor Corp.                                25,978
      655   Quanta Services, Inc. (b)                  15,268
                                                  -----------
                                                       76,646
                                                  -----------

            CONSUMER FINANCE -- 1.0%
      652   American Express Co.                       18,471
    1,376   AmeriCredit Corp. (b)                      21,590
      184   First Cash Financial Services, Inc. (b)     3,459
      477   SLM Corp. (b)                               4,241
       81   World Acceptance Corp. (b)                  1,921
                                                  -----------
                                                       49,682
                                                  -----------

            CONTAINERS & PACKAGING -- 1.5%
      217   Ball Corp.                                 10,494
      541   Owens-Illinois, Inc. (b)                   18,362
      902   Pactiv Corp. (b)                           22,712
    1,368   Sealed Air Corp.                           25,157
                                                  -----------
                                                       76,725
                                                  -----------

            DISTRIBUTORS -- 0.3%
      873   LKQ Corp. (b)                              15,662
                                                  -----------

            DIVERSIFIED CONSUMER SERVICES -- 1.1%
       41   American Public Education, Inc. (b)         1,450
       69   Apollo Group, Inc., Class A (b)             4,764
       54   Capella Education Co. (b)                   3,475
      288   Career Education Corp. (b)                  6,601
      182   Coinstar, Inc. (b)                          6,048
      424   Corinthian Colleges, Inc. (b)               6,547
       98   DeVry, Inc.                                 4,874
       36   ITT Educational Services, Inc. (b)          3,505
      148   Pre-Paid Legal Services, Inc. (b)           7,218
      254   Sotheby's                                   3,828


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            DIVERSIFIED CONSUMER SERVICES
              (Continued)
       33   Strayer Education, Inc.               $     7,008
      216   Universal Technical Institute,
               Inc. (b)                                 3,428
                                                  -----------
                                                       58,746
                                                  -----------

            DIVERSIFIED FINANCIAL SERVICES -- 1.0%
       63   CME Group, Inc.                            17,567
      221   IntercontinentalExchange, Inc. (b)         20,787
      180   NYSE Euronext                               4,851
      167   Portfolio Recovery Associates,
               Inc. (b)                                 7,707
                                                  -----------
                                                       50,912
                                                  -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.2%
      113   Cbeyond, Inc. (b)                           1,584
      274   Neutral Tandem, Inc. (b)                    8,494
                                                  -----------
                                                       10,078
                                                  -----------

            ELECTRICAL EQUIPMENT -- 0.8%
      104   AMETEK, Inc.                                3,366
      235   AZZ, Inc. (b)                               9,106
       73   II-VI, Inc. (b)                             1,751
      163   Regal-Beloit Corp.                          7,557
      305   Rockwell Automation, Inc.                  12,630
      249   Thomas & Betts Corp. (b)                    6,633
                                                  -----------
                                                       41,043
                                                  -----------

            ELECTRONIC EQUIPMENT, INSTRUMENTS &
               COMPONENTS -- 1.0%
      241   Agilent Technologies, Inc. (b)              5,596
      309   Amphenol Corp., Class A                    10,305
      224   Benchmark Electronics, Inc. (b)             3,539
      210   Daktronics, Inc.                            1,760
      119   DTS, Inc. (b)                               3,269
      289   Electro Scientific Industries, Inc. (b)     3,786
      162   Littelfuse, Inc. (b)                        3,791
      316   Plexus Corp. (b)                            8,118
      264   ScanSource, Inc. (b)                        7,532
      609   TTM Technologies, Inc. (b)                  6,011
                                                  -----------
                                                       53,707
                                                  -----------

            ENERGY EQUIPMENT & SERVICES -- 4.3%
      269   Baker Hughes, Inc.                         10,895
    1,111   BJ Services Co.                            15,754
      692   Cameron International Corp. (b)            21,611
       47   CARBO Ceramics, Inc.                        1,959
       42   Dril-Quip, Inc. (b)                         1,776
      281   ENSCO International, Inc.                  10,647
      521   FMC Technologies, Inc. (b)                 22,664
    1,715   Helix Energy Solutions Group,
               Inc. (b)                                17,990
      362   Helmerich & Payne, Inc.                    12,438
      151   Hornbeck Offshore Services, Inc. (b)        3,289
       77   Lufkin Industries, Inc.                     3,496


Page 92                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            ENERGY EQUIPMENT & SERVICES
               (Continued)
    1,257   Nabors Industries Ltd. (b)            $    21,394
      196   NATCO Group, Inc., Class A (b)              7,068
      159   Oceaneering International, Inc. (b)         8,096
      334   Oil States International, Inc. (b)          9,058
      279   Patterson-UTI Energy, Inc.                  3,853
    1,012   Pioneer Drilling Co. (b)                    4,433
      181   Schlumberger Ltd.                           9,684
       86   SEACOR Holdings, Inc. (b)                   6,835
      588   Smith International, Inc.                  14,776
      416   Superior Energy Services, Inc. (b)          6,902
      272   Superior Well Services, Inc. (b)            1,776
      609   TETRA Technologies, Inc. (b)                4,695
                                                  -----------
                                                      221,089
                                                  -----------

            FOOD & STAPLES RETAILING -- 1.3%
      614   CVS Caremark Corp.                         20,557
      218   Sysco Corp.                                 5,179
      308   United Natural Foods, Inc. (b)              8,325
      859   Walgreen Co.                               26,672
      101   Wal-Mart Stores, Inc.                       5,038
                                                  -----------
                                                       65,771
                                                  -----------

            FOOD PRODUCTS -- 2.7%
      490   Darling International, Inc. (b)             3,459
      789   Dean Foods Co. (b)                         16,719
      232   Diamond Foods, Inc.                         6,542
      175   General Mills, Inc.                        10,309
      137   Green Mountain Coffee Roasters,
               Inc. (b)                                 9,650
      104   Hain Celestial Group (The), Inc. (b)        1,728
      272   Hershey (The) Co.                          10,867
      567   Hormel Foods Corp.                         20,361
      421   Kellogg Co.                                19,998
      301   McCormick & Co., Inc.                       9,698
      236   Ralcorp Holdings, Inc. (b)                 14,988
      180   Sanderson Farms, Inc.                       7,323
      225   TreeHouse Foods, Inc. (b)                   7,301
                                                  -----------
                                                      138,943
                                                  -----------

            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 4.0%
       79   Abaxis, Inc. (b)                            2,115
      409   American Medical Systems
               Holdings, Inc. (b)                       6,254
      196   Beckman Coulter, Inc.                      12,346
    1,494   Boston Scientific Corp. (b)                16,046
       97   Cyberonics, Inc. (b)                        1,611
      164   Edwards Lifesciences Corp. (b)             10,727
      286   Greatbatch, Inc. (b)                        6,303
       28   Haemonetics Corp. (b)                       1,652
      252   Hologic, Inc. (b)                           3,702
      508   Hospira, Inc. (b)                          19,522
      157   ICU Medical, Inc. (b)                       6,112
      242   IDEXX Laboratories, Inc. (b)               12,056
      120   Intuitive Surgical, Inc. (b)               27,278


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES
               (Continued)
      123   Kensey Nash Corp. (b)                 $     3,513
      527   Kinetic Concepts, Inc. (b)                 16,664
      140   Medtronic, Inc.                             4,959
      198   Merit Medical Systems, Inc. (b)             3,621
      140   Natus Medical, Inc. (b)                     1,904
      223   Neogen Corp. (b)                            6,498
      220   Palomar Medical Technologies,
               Inc. (b)                                 3,287
      176   ResMed, Inc. (b)                            7,216
      476   St. Jude Medical, Inc. (b)                 17,950
      693   Symmetry Medical, Inc. (b)                  5,932
      134   Thoratec Corp. (b)                          3,369
      139   Varian Medical Systems, Inc. (b)            4,903
                                                  -----------
                                                      205,540
                                                  -----------

            HEALTH CARE PROVIDERS & SERVICES -- 7.0%
      295   Air Methods Corp. (b)                       8,676
       98   Amedisys, Inc. (b)                          4,382
      226   AmSurg Corp. (b)                            4,660
      256   Bio-Reference Laboratories, Inc. (b)        8,207
      259   Catalyst Health Solutions, Inc. (b)         6,677
       82   Chemed Corp.                                3,616
      738   Community Health Systems, Inc. (b)         20,900
    1,349   Coventry Health Care, Inc. (b)             31,027
      306   DaVita, Inc. (b)                           15,208
      367   Express Scripts, Inc. (b)                  25,705
      101   Genoptix, Inc. (b)                          3,162
    3,774   Health Management Associates,
               Inc., Class A (b)                       22,757
      360   Healthways, Inc. (b)                        5,306
      300   Henry Schein, Inc. (b)                     15,414
      159   HMS Holdings Corp. (b)                      6,106
      478   inVentiv Health, Inc. (b)                   7,333
      303   IPC The Hospitalist Co., Inc. (b)           8,439
      223   Laboratory Corp. of America
               Holdings (b)                            14,983
      766   LCA-Vision, Inc. (b)                        4,397
       73   LHC Group, Inc. (b)                         2,143
       49   Magellan Health Services, Inc. (b)          1,586
      553   Medco Health Solutions, Inc. (b)           29,232
      153   MEDNAX, Inc. (b)                            7,092
      338   Molina Healthcare, Inc. (b)                 7,622
      232   MWI Veterinary Supply, Inc. (b)             8,904
      786   Odyssey HealthCare, Inc. (b)                9,157
      451   Patterson Cos., Inc. (b)                   11,437
      412   PharMerica Corp. (b)                        8,635
      349   PSS World Medical, Inc. (b)                 7,053
      347   Quest Diagnostics, Inc.                    18,953
      419   VCA Antech, Inc. (b)                       10,718
      496   WellPoint, Inc. (b)                        26,109
                                                  -----------
                                                      365,596
                                                  -----------

            HEALTH CARE TECHNOLOGY -- 0.8%
      299   Cerner Corp. (b)                           19,459
      127   Computer Programs & Systems, Inc.           4,947


              See Notes to Financial Statements         Page 93

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            HEALTH CARE TECHNOLOGY (Continued)
      363   Eclipsys Corp. (b)                    $     6,606
      150   Omnicell, Inc. (b)                          1,872
      214   Phase Forward, Inc. (b)                     3,039
      113   Quality Systems, Inc.                       6,202
                                                  -----------
                                                       42,125
                                                  -----------

            HOTELS, RESTAURANTS & LEISURE -- 4.4%
      149   Buffalo Wild Wings, Inc. (b)                6,012
      486   California Pizza Kitchen, Inc. (b)          8,019
      164   CEC Entertainment, Inc. (b)                 4,784
    1,078   Cheesecake Factory (The), Inc. (b)         20,881
      180   Chipotle Mexican Grill, Inc.,
               Class A (b)                             16,889
      232   Cracker Barrel Old Country Store, Inc.      6,696
      347   Interval Leisure Group, Inc. (b)            3,661
      932   Life Time Fitness, Inc. (b)                23,720
      887   Marriott International, Inc., Class A      19,106
      252   P.F. Chang's China Bistro, Inc. (b)         8,545
      144   Panera Bread Co., Class A (b)               7,914
      196   Papa John's International, Inc. (b)         4,980
      192   Peet's Coffee & Tea, Inc. (b)               5,274
      870   Pinnacle Entertainment, Inc. (b)            8,726
    2,201   Ruth's Hospitality Group, Inc. (b)          8,628
    1,222   Shuffle Master, Inc. (b)                    8,799
    1,410   Starbucks Corp. (b)                        24,957
      740   Texas Roadhouse, Inc., Class A (b)          8,236
      456   WMS Industries, Inc. (b)                   16,489
      454   Yum! Brands, Inc.                          16,099
                                                  -----------
                                                      228,415
                                                  -----------

            HOUSEHOLD DURABLES -- 1.0%
      523   D.R. Horton, Inc.                           6,062
      260   Harman International Industries, Inc.       6,417
      192   Helen of Troy Ltd. (b)                      4,176
      428   Meritage Homes Corp. (b)                    9,159
        7   NVR, Inc. (b)                               4,208
      430   Tupperware Brands Corp.                    14,650
      240   Universal Electronics, Inc. (b)             5,066
                                                  -----------
                                                       49,738
                                                  -----------

            HOUSEHOLD PRODUCTS -- 0.7%
       66   Church & Dwight Co., Inc.                   3,893
      214   Colgate-Palmolive Co.                      15,502
       69   Energizer Holdings, Inc. (b)                4,420
      187   Kimberly-Clark Corp.                       10,930
       56   WD-40 Co.                                   1,693
                                                  -----------
                                                       36,438
                                                  -----------

            INDUSTRIAL CONGLOMERATES -- 0.1%
       81   3M Co.                                      5,712
                                                  -----------

            INSURANCE -- 0.3%
      157   Aflac, Inc.                                 5,944
      274   eHealth, Inc. (b)                           4,450
      188   Hanover Insurance Group, Inc.               7,390
                                                  -----------
                                                       17,784
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            INTERNET & CATALOG RETAIL -- 2.2%
      302   Amazon.com, Inc. (b)                  $    25,899
       75   Blue Nile, Inc. (b)                         3,467
    1,671   Expedia, Inc. (b)                          34,606
      459   HSN, Inc. (b)                               4,650
      347   NetFlix, Inc. (b)                          15,247
      107   PetMed Express, Inc.                        1,986
      167   priceline.com, Inc. (b)                    21,647
    1,007   Ticketmaster Entertainment, Inc. (b)        8,157
                                                  -----------
                                                      115,659
                                                  -----------

            INTERNET SOFTWARE & SERVICES -- 1.7%
      190   DealerTrack Holdings, Inc. (b)              3,768
      308   Digital River, Inc. (b)                    10,888
      572   eBay, Inc. (b)                             12,155
      197   Equinix, Inc. (b)                          16,101
       46   Google, Inc., Class A (b)                  20,380
      244   InfoSpace, Inc. (b)                         1,786
       72   j2 Global Communications, Inc. (b)          1,727
      693   Perficient, Inc. (b)                        5,114
      993   United Online, Inc.                         9,116
      341   ValueClick, Inc. (b)                        3,922
      313   Yahoo!, Inc. (b)                            4,482
                                                  -----------
                                                       89,439
                                                  -----------

            IT SERVICES -- 2.5%
      151   CACI International, Inc., Class A (b)       6,976
      945   Cognizant Technology Solutions
               Corp., Class A (b)                      27,963
      211   Cybersource Corp. (b)                       3,659
      552   Fiserv, Inc. (b)                           26,170
      235   Gartner, Inc. (b)                           4,018
      192   Global Payments, Inc.                       8,122
      338   Heartland Payment Systems, Inc.             3,603
      555   Metavante Technologies, Inc. (b)           17,094
      505   NeuStar, Inc., Class A (b)                 11,453
      320   TeleTech Holdings, Inc. (b)                 5,350
      597   Western Union Co.                          10,436
      254   Wright Express Corp. (b)                    7,183
                                                  -----------
                                                      132,027
                                                  -----------

            LEISURE EQUIPMENT & PRODUCTS -- 0.5%
      201   Polaris Industries, Inc.                    7,612
      195   Pool Corp.                                  4,606
      366   RC2 Corp. (b)                               5,589
      649   Sturm Ruger & Co., Inc.                     8,099
                                                  -----------
                                                       25,906
                                                  -----------

            LIFE SCIENCES TOOLS & SERVICES -- 2.1%
       95   Bio-Rad Laboratories, Inc., Class A (b)     7,357
      106   Charles River Laboratories
               International, Inc. (b)                  3,505
       79   Dionex Corp. (b)                            5,207
      605   Life Technologies Corp. (b)                27,546
      145   Mettler-Toledo International, Inc. (b)     12,189
      279   Millipore Corp. (b)                        19,418


Page 94                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            LIFE SCIENCES TOOLS & SERVICES
               (Continued)
      449   PAREXEL International Corp. (b)       $     6,946
      284   Varian, Inc. (b)                           14,416
      294   Waters Corp. (b)                           14,773
                                                  -----------
                                                      111,357
                                                  -----------

            MACHINERY -- 2.2%
       54   Astec Industries, Inc. (b)                  1,461
      118   Badger Meter, Inc.                          4,348
      653   Bucyrus International, Inc.                19,251
      430   Cummins, Inc.                              18,494
      159   Danaher Corp.                               9,737
      104   Donaldson Co., Inc.                         3,953
      108   ESCO Technologies, Inc. (b)                 4,438
      262   Illinois Tool Works, Inc.                  10,624
      402   Joy Global, Inc.                           14,946
      151   PACCAR, Inc.                                5,232
       54   Toro (The) Co.                              1,872
      264   Trinity Industries, Inc.                    3,686
      199   Valmont Industries, Inc.                   14,292
                                                  -----------
                                                      112,334
                                                  -----------

            MEDIA -- 1.8%
      613   DIRECTV Group (The), Inc. (b)              15,877
      235   Lamar Advertising Co., Class A (b)          4,944
      404   Marvel Entertainment, Inc. (b)             15,982
      325   McGraw-Hill (The) Cos., Inc.               10,189
      480   Omnicom Group, Inc.                        16,320
      352   Scripps Networks Interactive, Inc.,
               Class A                                 11,363
      863   Viacom, Inc., Class B (b)                  19,987
                                                  -----------
                                                       94,662
                                                  -----------

            METALS & MINING -- 1.6%
      267   A.M. Castle & Co.                           2,817
      225   AMCOL International Corp.                   4,232
      193   Brush Engineered Materials, Inc. (b)        4,117
      293   Cliffs Natural Resources, Inc.              8,025
    1,163   Commercial Metals Co.                      19,236
      220   Nucor Corp.                                 9,783
      486   Reliance Steel & Aluminum Co.              16,383
    1,266   Steel Dynamics, Inc.                       20,712
                                                  -----------
                                                       85,305
                                                  -----------

            MULTILINE RETAIL -- 2.3%
    1,373   99 Cents Only Stores (b)                   20,114
      266   Dollar Tree, Inc. (b)                      12,268
      692   Family Dollar Stores, Inc.                 21,743
      762   Nordstrom, Inc.                            20,147
      380   Sears Holdings Corp. (b)                   25,209
      496   Target Corp.                               21,636
                                                  -----------
                                                      121,117
                                                  -----------

            MULTI-UTILITIES -- 0.1%
      189   MDU Resources Group, Inc.                   3,805
                                                  -----------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            OFFICE ELECTRONICS -- 0.1%
      152   Zebra Technologies Corp.,
               Class A (b)                        $     3,715
                                                  -----------

            OIL, GAS & CONSUMABLE FUELS -- 3.6%
      216   Anadarko Petroleum Corp.                   10,411
      320   Cabot Oil & Gas Corp.                      11,242
      494   Chesapeake Energy Corp.                    10,591
      127   Cimarex Energy Co.                          4,544
      446   CONSOL Energy, Inc.                        15,846
      116   Encore Acquisition Co. (b)                  4,130
       72   EOG Resources, Inc.                         5,330
      548   Frontier Oil Corp.                          7,617
      952   Mariner Energy, Inc. (b)                   11,415
      361   Murphy Oil Corp.                           21,010
      220   Newfield Exploration Co. (b)                8,653
       99   Penn Virginia Corp.                         1,902
      206   Petroleum Development Corp. (b)             3,469
      409   Plains Exploration & Production
               Co. (b)                                 11,718
    1,546   Quicksilver Resources, Inc. (b)            17,717
      118   Range Resources Corp.                       5,476
      504   Southwestern Energy Co. (b)                20,881
       77   St. Mary Land & Exploration Co.             1,838
      196   World Fuel Services Corp.                   8,597
      128   XTO Energy, Inc.                            5,149
                                                  -----------
                                                      187,536
                                                  -----------

            PAPER & FOREST PRODUCTS -- 0.3%
      319   Clearwater Paper Corp. (b)                 12,782
                                                  -----------

            PERSONAL PRODUCTS -- 1.1%
      282   Alberto-Culver Co.                          7,225
      380   Avon Products, Inc.                        12,304
       24   Chattem, Inc. (b)                           1,504
      300   Estee Lauder (The) Cos., Inc.,
               Class A                                 10,932
      663   NBTY, Inc. (b)                             24,001
                                                  -----------
                                                       55,966
                                                  -----------

            PHARMACEUTICALS -- 2.1%
      103   Allergan, Inc.                              5,503
      508   King Pharmaceuticals, Inc. (b)              4,608
      440   Medicis Pharmaceutical Corp.,
               Class A                                  7,533
    1,934   Mylan, Inc. (b)                            25,510
      565   Noven Pharmaceuticals, Inc. (b)             9,311
      320   Par Pharmaceutical Cos., Inc. (b)           5,187
      258   Perrigo Co.                                 7,002
      829   Sepracor, Inc. (b)                         14,383
      435   Valeant Pharmaceuticals
               International (b)                       11,223
      581   Watson Pharmaceuticals, Inc. (b)           20,178
                                                  -----------
                                                      110,438
                                                  -----------

            PROFESSIONAL SERVICES -- 0.6%
       60   Dun & Bradstreet (The) Corp.                4,319


                        See Notes to Financial Statements                Page 95

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            PROFESSIONAL SERVICES (Continued)
       71   FTI Consulting, Inc. (b)              $     3,865
      940   MPS Group, Inc. (b)                         8,131
      641   Robert Half International, Inc.            15,890
                                                  -----------
                                                       32,205
                                                  -----------

            REAL ESTATE INVESTMENT TRUSTS -- 0.2%
      245   Corporate Office Properties Trust           8,308
      262   LaSalle Hotel Properties                    3,906
                                                  -----------
                                                       12,214
                                                  -----------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.5%
    1,618   CB Richard Ellis Group, Inc.,
               Class A (b)                             17,636
      219   Jones Lang LaSalle, Inc.                    8,313
                                                  -----------
                                                       25,949
                                                  -----------

            ROAD & RAIL -- 0.8%
      528   Con-way, Inc.                              24,050
      366   J.B. Hunt Transport Services, Inc.         10,230
      193   Old Dominion Freight Line, Inc. (b)         6,877
                                                  -----------
                                                       41,157
                                                  -----------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.8%
    5,060   Advanced Micro Devices, Inc. (b)           18,520
      963   Atmel Corp. (b)                             4,016
    1,018   Broadcom Corp., Class A (b)                28,738
      489   Cree, Inc. (b)                             15,677
      109   Cymer, Inc. (b)                             3,729
      207   Diodes, Inc. (b)                            3,821
      449   Exar Corp. (b)                              3,156
      212   FEI Co. (b)                                 5,194
       46   Hittite Microwave Corp. (b)                 1,616
    1,761   Kopin Corp. (b)                             6,991
    3,322   LSI Corp. (b)                              17,208
      451   Semtech Corp. (b)                           8,298
      379   Silicon Laboratories, Inc. (b)             16,233
      496   Skyworks Solutions, Inc. (b)                5,992
      230   Texas Instruments, Inc.                     5,531
                                                  -----------
                                                      144,720
                                                  -----------

            SOFTWARE -- 5.4%
      173   Adobe Systems, Inc. (b)                     5,609
      219   Advent Software, Inc. (b)                   7,983
      115   ANSYS, Inc. (b)                             3,595
      208   Blackbaud, Inc.                             3,890
      290   BMC Software, Inc. (b)                      9,869
      792   Citrix Systems, Inc. (b)                   28,195
      390   CommVault Systems, Inc. (b)                 6,790
      156   Concur Technologies, Inc. (b)               5,380
      206   Ebix, Inc. (b)                              8,545
      451   Electronic Arts, Inc. (b)                   9,683
    1,219   Epicor Software Corp. (b)                   7,411
      105   EPIQ Systems, Inc. (b)                      1,685


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            SOFTWARE (Continued)
       72   FactSet Research Systems, Inc.        $     4,082
      376   Informatica Corp. (b)                       6,915
      348   Intuit, Inc. (b)                           10,336
      598   McAfee, Inc. (b)                           26,659
      442   Micros Systems, Inc. (b)                   12,106
      637   Microsoft Corp.                            14,982
      914   Oracle Corp.                               20,227
      596   Phoenix Technologies Ltd. (b)               1,973
      973   Radiant Systems, Inc. (b)                   9,788
      855   Rovi Corp. (b)                             22,367
      128   Salesforce.com, Inc. (b)                    5,547
      823   Smith Micro Software, Inc. (b)              9,407
    1,643   Sonic Solutions (b)                         5,964
      229   Sybase, Inc. (b)                            8,198
      315   Symantec Corp. (b)                          4,703
      442   Taleo Corp., Class A (b)                    7,735
      310   Tyler Technologies, Inc. (b)                4,774
      362   Websense, Inc. (b)                          5,358
                                                  -----------
                                                      279,756
                                                  -----------

            SPECIALTY RETAIL -- 8.5%
      346   Advance Auto Parts, Inc.                   15,996
      544   Aeropostale, Inc. (b)                      19,802
      789   American Eagle Outfitters, Inc.            11,354
      100   AutoZone, Inc. (b)                         15,357
      821   Bed Bath & Beyond, Inc. (b)                28,530
      585   Best Buy Co., Inc.                         21,861
      153   Buckle (The), Inc.                          4,734
    1,916   Chico's FAS, Inc. (b)                      21,976
      183   Children's Place Retail Stores
               (The), Inc. (b)                          5,997
    3,076   Coldwater Creek, Inc. (b)                  22,578
    1,084   Dick's Sporting Goods, Inc. (b)            21,517
      452   Dress Barn (The), Inc. (b)                  7,047
      222   GameStop Corp., Class A (b)                 4,860
    1,194   Gap (The), Inc.                            19,486
      557   Guess?, Inc.                               16,192
      182   Gymboree (The) Corp. (b)                    7,240
       90   Hibbett Sports, Inc. (b)                    1,657
      690   J. Crew Group, Inc. (b)                    19,430
      234   Jos. A. Bank Clothiers, Inc. (b)            8,562
      663   O'Reilly Automotive, Inc. (b)              26,958
      669   PetSmart, Inc.                             14,966
    1,808   RadioShack Corp.                           28,042
      372   Ross Stores, Inc.                          16,401
       91   Sherwin-Williams (The) Co.                  5,255
    1,252   Staples, Inc.                              26,317
      802   TJX (The) Cos., Inc.                       29,056
      196   Tractor Supply Co. (b)                      9,402
      536   Urban Outfitters, Inc. (b)                 12,885
                                                  -----------
                                                      443,458
                                                  -----------

            TEXTILES, APPAREL & LUXURY GOODS -- 3.3%
      328   Carter's, Inc. (b)                          9,296
      939   Coach, Inc.                                27,785
    1,426   CROCS, Inc. (b)                             4,877


Page 96                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2009


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------

            COMMON STOCKS (Continued)
            TEXTILES, APPAREL & LUXURY GOODS
              (Continued)
       23   Deckers Outdoor Corp. (b)             $     1,555
      596   Fossil, Inc. (b)                           15,699
      745   Hanesbrands, Inc. (b)                      14,825
      525   Iconix Brand Group, Inc. (b)                9,198
      423   Maidenform Brands, Inc. (b)                 5,850
      189   NIKE, Inc., Class B                        10,705
      366   Polo Ralph Lauren Corp.                    23,076
      271   Timberland (The) Co., Class A (b)           3,696
      362   True Religion Apparel, Inc. (b)             8,094
      500   Under Armour, Inc., Class A (b)            12,145
      259   Volcom, Inc. (b)                            3,142
      575   Warnaco Group (The), Inc. (b)              20,890
                                                  -----------
                                                      170,833
                                                  -----------

            THRIFTS & MORTGAGE FINANCE -- 0.1%
      368   Hudson City Bancorp, Inc.                   5,174
                                                  -----------

            TRADING COMPANIES &
               DISTRIBUTORS -- 0.3%
      185   W.W. Grainger, Inc.                        16,633
                                                  -----------

            TOTAL COMMON STOCKS -- 100.6%
            (Cost $4,299,995)                       5,228,451

            MONEY MARKET FUND -- 0.7%
   34,897   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.01% (c)
            (Cost $34,897)                             34,897
                                                  -----------


            TOTAL INVESTMENTS -- 101.3%
            (Cost $4,334,892) (d)                   5,263,348
            NET OTHER ASSETS AND
               LIABILITIES -- (1.3)%                  (67,822)
                                                  -----------
            NET ASSETS -- 100.0%                  $ 5,195,526
                                                  ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at July 31, 2009.
(d) Aggregate cost for federal income tax purposes is $4,343,543. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $950,506 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,701.


______________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1        Level 2       Level 3
__________________________________________________________________
Common Stocks*           $ 5,228,451      $      --     $      --
Money Market Fund             34,897             --            --
                        __________________________________________
Total Investments        $ 5,263,348      $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.



                        See Notes to Financial Statements                Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Assets and Liabilities
July 31, 2009


                                                                             First Trust        First Trust
                                                                              Consumer            Consumer          First Trust
                                                                            Discretionary          Staples             Energy
                                                                           AlphaDEX(R) Fund     AlphaDEX(R) Fund   AlphaDEX(R) Fund
                                                                         ___________________  ___________________ __________________
ASSETS:
Investments at value...................................................   $     6,456,428      $     9,080,449     $     9,569,078
Cash...................................................................                --                   --                  --
Receivables:
      Capital shares sold..............................................                --                   --                  --
      Dividends........................................................             1,640               10,156               2,577
      Interest.........................................................                 1                   --                  --
      From investment advisor..........................................                --                    5                 338
Prepaid expenses.......................................................             1,542                2,140               2,048
                                                                          _______________      _______________     _______________
         Total Assets..................................................         6,459,611            9,092,750           9,574,041
                                                                          _______________      _______________     _______________

LIABILITIES:
Due to custodian.......................................................                 1                    2                 415
Payables:
      Investment securities purchased..................................            31,144               32,049                  --
      Audit and tax fees...............................................            28,475               28,475              28,475
      Licensing fees...................................................             2,143                4,551               3,913
      Investment advisory fees.........................................             2,522                   --                  --
Accrued expenses and other liabilities.................................             8,911               10,479              10,682
                                                                          _______________      _______________     _______________
         Total Liabilities.............................................            73,196               75,556              43,485
                                                                          _______________      _______________     _______________

NET ASSETS.............................................................   $     6,386,415      $     9,017,194     $     9,530,556
                                                                          ===============      ===============     ===============

NET ASSETS consist of:
Paid-in capital........................................................   $     7,946,021      $     9,775,584     $    13,455,870
Par value..............................................................             5,000                5,500               7,000
Accumulated net investment income (loss)...............................                --               11,416                  --
Accumulated net realized gain (loss) on investments....................        (2,276,762)          (1,762,893)         (5,039,274)
Net unrealized appreciation (depreciation) on investments..............           712,156              987,587           1,106,960
                                                                          _______________      _______________     _______________
NET ASSETS.............................................................   $     6,386,415      $     9,017,194     $     9,530,556
                                                                          ===============      ===============     ===============

NET ASSET VALUE, per share.............................................   $         12.77      $         16.39     $         13.62
                                                                          ===============      ===============     ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share).....           500,002              550,002             700,002
                                                                          _______________      _______________     _______________

Investments at cost....................................................   $     5,744,272      $     8,092,862     $     8,462,118
                                                                          ===============      ===============     ===============


Page 98                 See Notes to Financial Statements

                                                            First Trust

          First Trust              First Trust              Industrials/                First Trust                First Trust
          Financials               Health Care            Producer Durables             Materials                  Technology
       AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund          AlphaDEX(R) Fund
     ___________________       ___________________       ___________________        ___________________       ___________________

      $     8,364,065           $    15,086,008            $     5,474,617           $    10,005,929           $    12,443,170
                   --                        --                         --                        --                        --

                   --                        --                         --                        --                        --
                7,379                     4,277                      4,263                     5,181                     1,236
                    1                        --                          1                         1                         1
                1,518                       682                         --                       621                        --
                1,825                     2,588                      1,803                     2,096                     1,928
      _______________           _______________            _______________           _______________           _______________
            8,374,788                15,093,555                  5,480,684                10,013,828                12,446,335
      _______________           _______________            _______________           _______________           _______________


                    2                         3                          1                         2                         2

               37,052                    27,140                     23,334                    48,099                    27,287
               28,475                    28,475                     28,475                    28,475                    28,475
                3,466                     7,397                      2,412                     3,880                     4,171
                   --                        --                      4,694                        --                       757
               10,505                    15,292                     10,100                    11,380                    11,230
      _______________           _______________            _______________           _______________           _______________
               79,500                    78,307                     69,016                    91,836                    71,922
      _______________           _______________            _______________           _______________           _______________

      $     8,295,288           $    15,015,248            $     5,411,668           $     9,921,992           $    12,374,413
      ===============           ===============            ===============           ===============           ===============


      $    10,044,737           $    16,417,694            $     7,139,699           $    10,830,807           $    14,992,478
                8,000                     8,500                      4,500                     6,500                     8,550
               15,386                        --                      5,563                     6,109                        --
           (2,584,137)               (3,804,510)                (2,573,732)               (2,916,886)               (4,380,309)
              811,302                 2,393,564                    835,638                 1,995,462                 1,753,694
      _______________           _______________            _______________           _______________           _______________
      $     8,295,288           $    15,015,248            $     5,411,668           $     9,921,992           $    12,374,413
      ===============           ===============            ===============           ===============           ===============

      $         10.37           $         17.66            $         12.03           $         15.26           $         14.47
      ===============           ===============            ===============           ===============           ===============


              800,002                   850,002                    450,002                   650,002                   855,000
      _______________           _______________            _______________           _______________           _______________

      $     7,552,763           $    12,692,444            $     4,638,979           $     8,010,467           $    10,689,476
      ===============           ===============            ===============           ===============           ===============


                       See Notes to Financial Statements                 Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

July 31, 2009

                                                                                                  First Trust         First Trust
                                                                             First Trust           Large Cap            Mid Cap
                                                                              Utilities              Core                Core
                                                                         AlphaDEX(R) Fund      AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                         ___________________  ___________________ __________________

ASSETS:
Investments at value...................................................   $    13,717,859      $    13,814,619     $     8,863,531
Cash...................................................................                --                   --                  --
Receivables:
      Capital shares sold..............................................                --                   --                  --
      Dividends........................................................            28,583               11,806               5,226
      Interest.........................................................                 1                    1                   1
      From investment advisor..........................................             1,355                   --                  --
Prepaid expenses.......................................................             2,637                2,707               2,106
                                                                          _______________      _______________     _______________
         Total Assets..................................................        13,750,435           13,829,133           8,870,864
                                                                          _______________      _______________     _______________

LIABILITIES:
Due to custodian.......................................................                 3                    3                   2
Payables:..............................................................
      Investment securities purchased..................................            39,200               48,302              31,204
      Audit and tax fees...............................................            28,475               28,475              28,475
      Licensing fees...................................................             8,253                1,094                 696
      Investment advisory fees.........................................                --               15,681                 364
Accrued expenses and other liabilities.................................            14,959               15,604              11,139
                                                                          _______________      _______________     _______________
         Total Liabilities.............................................            90,890              109,159              71,880
                                                                          _______________      _______________     _______________

NET ASSETS.............................................................   $    13,659,545      $    13,719,974     $     8,798,984
                                                                          ===============      ===============     ===============

NET ASSETS consist of:
Paid-in capital........................................................   $    16,284,298      $    18,165,638     $    11,857,027
Par value..............................................................            10,000                7,000               4,000
Accumulated net investment income (loss)...............................            27,118                8,052               2,756
Accumulated net realized gain (loss) on investments....................        (2,914,789)          (5,980,753)         (4,307,300)
Net unrealized appreciation (depreciation) on investments..............           252,918            1,520,037           1,242,501
                                                                          _______________      _______________     _______________
NET ASSETS.............................................................   $    13,659,545      $    13,719,974     $     8,798,984
                                                                          ===============      ===============     ===============

NET ASSET VALUE, per share.............................................   $         13.66      $         19.60     $         22.00
                                                                          ===============      ===============     ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share).....         1,000,002              700,002             400,002
                                                                          _______________      _______________     _______________

Investments at cost....................................................   $    13,464,941      $    12,294,582     $     7,621,030
                                                                          ===============      ===============     ===============


Page 100               See Notes to Financial Statements

         First Trust               First Trust               First Trust
          Small Cap              Large Cap Value          Large Cap Growth              First Trust               First Trust
            Core                  Opportunities             Opportunities             Multi Cap Value          Multi Cap Growth
       AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund            AlphaDEX(R) Fund
     ___________________       ___________________       ___________________        ___________________       ___________________


      $     8,360,280           $    18,199,394            $    14,033,581           $    10,126,180           $     5,263,348
                  423                        --                         --                       198                        --

            1,038,003                        --                         --                        --                        --
                3,753                    23,393                      4,439                    10,290                     1,367
                    1                         1                          1                        --                        --
                  838                        --                      1,222                    23,379                        --
                1,892                     2,873                      2,523                     1,882                     1,931
      _______________           _______________            _______________           _______________           _______________
            9,405,190                18,225,661                 14,041,766                10,161,929                 5,266,646
      _______________           _______________            _______________           _______________           _______________


                   --                         4                        260                        --                         1

            1,059,504                    34,689                     32,540                        --                    32,709
               28,475                    28,475                     28,475                    28,475                    28,475
                  508                     1,445                      1,115                       689                       413
                   --                     2,961                         --                        --                       150
                9,604                    17,407                     19,125                    31,941                     9,372
      _______________           _______________            _______________           _______________           _______________
            1,098,091                    84,981                     81,515                    61,105                    71,120
      _______________           _______________            _______________           _______________           _______________

      $     8,307,099           $    18,140,680            $    13,960,251           $    10,100,824           $     5,195,526
      ===============           ===============            ===============           ===============           ===============


      $    11,471,185             $  24,664,296            $    25,607,464           $    11,898,110           $     8,530,325
                4,000                     9,500                      7,000                     5,000                     2,500
                2,459                    20,965                         --                     2,768                        --
           (3,902,808)               (8,045,148)              (13,632,130)                (2,977,268)               (4,265,755)
              732,263                 1,491,067                  1,977,917                 1,172,214                   928,456
      _______________           _______________            _______________           _______________           _______________
      $     8,307,099           $    18,140,680            $    13,960,251           $    10,100,824           $     5,195,526
      ===============           ===============            ===============           ===============           ===============

      $         20.77           $         19.10            $         19.94           $         20.20           $         20.78
      ===============           ===============            ===============           ===============           ===============


              400,002                   950,002                    700,002                   500,002                   250,002
      _______________           _______________            _______________           _______________           _______________

      $     7,628,017           $    16,708,327            $    12,055,664           $     8,953,966           $     4,334,892
      ===============           ===============            ===============           ===============           ===============


                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Operations
For the Year Ended July 31, 2009

                                                                             First Trust          First Trust
                                                                              Consumer             Consumer           First Trust
                                                                            Discretionary           Staples             Energy
                                                                           AlphaDEX(R) Fund     AlphaDEX(R) Fund   AlphaDEX(R) Fund
                                                                         ___________________  ___________________ __________________

INVESTMENT INCOME:
Dividends .............................................................   $        72,147      $       199,377     $        59,469
Foreign tax withholding ...............................................                --                   --                  --
Interest...............................................................               286                  248                 224
                                                                          _______________      _______________     _______________
      Total investment income..........................................            72,433              199,625              59,693
                                                                          _______________      _______________     _______________

EXPENSES:
Audit and tax fees.....................................................            29,011               29,011              29,011
Investment advisory fees...............................................            21,305               37,157              31,774
Listing fees...........................................................             6,441                6,328               6,102
Accounting and administration fees.....................................             4,724                6,180               5,757
Licensing fees.........................................................             4,261                7,431               6,355
Custodian fees.........................................................             1,224                2,803               2,458
Transfer agent fees....................................................               213                  372                 318
Registration and filing fees...........................................               187                  226                 242
Legal fees.............................................................               132                5,018               3,422
Trustees' fees and expenses............................................                12                1,090                 189
Other expenses.........................................................               322                  671                 434
                                                                          _______________      _______________     _______________
      Total expenses...................................................            67,832               96,287              86,062
      Less fees waived and expenses reimbursed by the
         investment advisor............................................           (38,005)             (44,268)            (41,578)
                                                                          _______________      _______________     _______________
      Net expenses.....................................................            29,827               52,019              44,484
                                                                          _______________      _______________     _______________

NET INVESTMENT INCOME (LOSS)...........................................            42,606              147,606              15,209
                                                                          _______________      _______________     _______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments......................................................        (1,773,040)         (1,375,700)          (4,454,393)
      In-kind redemptions..............................................        (1,284,519)           (206,865)            (597,259)
                                                                          _______________      _______________     _______________
Net realized gain (loss)...............................................        (3,057,559)          (1,582,565)         (5,051,652)

Net change in unrealized appreciation (depreciation) on investments...            957,867            1,011,613           2,173,380
                                                                          _______________      _______________     _______________
NET REALIZED AND UNREALIZED GAIN (LOSS)................................        (2,099,692)            (570,952)         (2,878,272)
                                                                          _______________      _______________     _______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS..................................................   $    (2,057,086)     $      (423,346)    $    (2,863,063)
                                                                          ===============      ===============     ===============


Page 102               See Notes to Financial Statements

                                                           First Trust

        First Trust                First Trust              Industrials/               First Trust               First Trust
        Financials                 Health Care           Producer Durables              Materials                Technology
      AlphaDEX(R) Fund           AlphaDEX(R) Fund         AlphaDEX(R) Fund           AlphaDEX(R) Fund          AlphaDEX(R) Fund
  ______________________     ______________________    ______________________     ______________________    ______________________


   $          172,293        $           65,812         $           65,782        $          127,341        $           41,537
                  (29)                       --                         --                        --                        --
                  272                       173                        233                       245                       329
   __________________        __________________         __________________        __________________        __________________
              172,536                    65,985                     66,015                   127,586                    41,866
   __________________        __________________         __________________        __________________        __________________


               29,011                    29,011                     29,011                    29,011                    29,011
               27,075                    61,728                     19,555                    29,511                    39,657
                6,440                     6,497                      6,102                     6,328                     6,486
                5,921                     9,923                      3,904                     5,602                     6,997
                5,415                    12,346                      3,911                     5,902                     7,931
                2,521                     4,473                      1,100                     2,249                     2,323
                  271                       617                        196                       295                       397
                  270                       412                         38                       270                       364
                3,612                    11,590                         --                     2,081                     4,712
                   36                     2,024                         13                       531                       514
                  573                     3,478                         74                       558                     1,436
   __________________        __________________         __________________        __________________        __________________
               81,145                   142,099                     63,904                    82,338                    99,828

              (43,241)                  (55,680)                   (36,527)                  (41,022)                  (44,308)
   __________________        __________________         __________________        __________________        __________________
               37,904                    86,419                     27,377                    41,316                    55,520
   __________________        __________________         __________________        __________________        __________________

              134,632                   (20,434)                    38,638                    86,270                   (13,654)
   __________________        __________________         __________________        __________________        __________________



           (2,054,600)               (3,259,138)               (1,875,690)                (2,876,191)               (3,998,003)
             (194,164)                  375,724                        --                   (676,157)                 (832,146)
   __________________        __________________         __________________        __________________        __________________
           (2,248,764)               (2,883,414)               (1,875,690)                (3,552,348)               (4,830,149)

            1,075,521                 2,041,041                   860,831                  1,739,421                 2,106,384
   __________________        __________________         __________________        __________________        __________________
           (1,173,243)                 (842,373)                (1,014,859)               (1,812,927)               (2,723,765)
   __________________        __________________         __________________        __________________        __________________


   $       (1,038,611)       $         (862,807)        $         (976,221)       $       (1,726,657)       $       (2,737,419)
   ==================        ==================         ==================        ==================        ==================


                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

For the Year Ended July 31, 2009

                                                                                                  First Trust         First Trust
                                                                             First Trust           Large Cap            Mid Cap
                                                                              Utilities              Core                Core
                                                                         AlphaDEX(R) Fund      AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                         ___________________  ___________________ __________________

INVESTMENT INCOME:
Dividends .............................................................   $       648,573      $       281,895     $       137,167
Foreign tax withholding................................................                --                   --                  --
Interest...............................................................               317                  264                 277
                                                                          _______________      _______________     _______________
      Total investment income..........................................           648,890              282,159             137,444
                                                                          _______________      _______________     _______________

EXPENSES:
Audit and tax fees.....................................................            29,011               29,011              29,011
Investment advisory fees...............................................            68,549               60,619              38,772
Listing fees...........................................................             6,271                6,554               6,215
Accounting and administration fees.....................................            10,180               13,253               9,007
Licensing fees.........................................................            13,710               12,124               7,754
Custodian fees ........................................................             5,256                5,649               3,065
Transfer agent fees....................................................               685                  606                 388
Registration and filing fees...........................................               461                  207                  57
Legal fees.............................................................            14,747               10,316               4,329
Trustees' fees and expenses............................................             2,662                   39                  22
Other expenses.........................................................             6,361                3,648                 927
                                                                          _______________      _______________     _______________
      Total expenses...................................................           157,893              142,026              99,547
      Less fees waived and expenses reimbursed by the
         investment advisor............................................           (61,924)             (57,160)            (45,266)
                                                                          _______________      _______________     _______________
      Net expenses.....................................................            95,969               84,866              54,281
                                                                          _______________      _______________     _______________

NET INVESTMENT INCOME (LOSS)...........................................           552,921              197,293              83,163
                                                                          _______________      _______________     _______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments......................................................        (2,788,711)          (4,854,989)         (3,130,320)
      In-kind redemptions..............................................          (495,919)             388,383                  --
                                                                          _______________      _______________     _______________
Net realized gain (loss)...............................................        (3,284,630)          (4,466,606)         (3,130,320)

Net change in unrealized appreciation (depreciation) on investments....           446,425            2,129,465           1,408,480
                                                                          _______________      _______________     _______________
NET REALIZED AND UNREALIZED GAIN (LOSS)................................        (2,838,205)          (2,337,141)         (1,721,840)
                                                                          _______________      _______________     _______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS.................................................    $    (2,285,284)     $    (2,139,848)    $    (1,638,677)
                                                                          ===============      ===============     ===============


Page 104               See Notes to Financial Statements

        First Trust                First Trust               First Trust
         Small Cap               Large Cap Value          Large Cap Growth              First Trust               First Trust
           Core                   Opportunities             Opportunities             Multi Cap Value          Multi Cap Growth
      AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund
  ______________________     ______________________    ______________________     ______________________    ______________________


   $           74,302        $          539,865         $          217,116        $          129,153        $           56,626
                  (62)                       --                         --                       (16)                       (5)
                  228                       272                        288                       245                       245
   __________________        __________________         __________________        __________________        __________________
               74,468                   540,137                    217,404                   129,382                    56,866
   __________________        __________________         __________________        __________________        __________________


               29,011                    29,011                     29,011                    29,011                    29,011
               31,203                    85,089                     87,809                    24,039                    28,733
                6,215                     6,215                      6,272                     6,554                     6,246
                9,085                    14,996                     13,347                    13,539                    12,301
                6,241                    17,018                     17,562                     4,808                     5,747
                2,817                     7,444                      3,948                     2,459                     4,712
                  312                       851                        878                       240                       287
                  101                       557                        862                       175                        --
                1,604                    14,241                     10,909                     1,117                     1,504
                   20                        50                         47                        16                        17
                  581                     5,950                      7,518                    22,366                     1,153
   __________________        __________________         __________________        __________________        __________________
               87,190                   181,422                    178,163                   104,324                    89,711

              (43,506)                  (62,297)                   (55,316)                  (70,667)                  (49,485)
   __________________        __________________         __________________        __________________        __________________
               43,684                   119,125                    122,847                    33,657                    40,226
   __________________        __________________         __________________        __________________        __________________

               30,784                   421,012                     94,557                    95,725                    16,640
   __________________        __________________         __________________        __________________        __________________



           (2,610,440)               (7,364,072)               (10,325,564)               (2,099,930)               (2,773,338)
             (392,409)               (1,266,341)                (2,357,591)                  245,349                   236,644
   __________________        __________________         __________________        __________________        __________________
           (3,002,849)               (8,630,413)               (12,683,155)               (1,854,581)               (2,536,694)

              940,551                 3,008,229                  1,374,852                 1,990,405                   393,003
   __________________        __________________         __________________        __________________        __________________
           (2,062,298)               (5,622,184)               (11,308,303)                  135,824                (2,143,691)
   __________________        __________________         __________________        __________________        __________________


   $       (2,031,514)       $       (5,201,172)        $      (11,213,746)       $          231,549        $       (2,127,051)
   ==================        ==================         ==================        ==================        ==================


                       See Notes to Financial Statements                Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets

                                                                                                         First Trust
                                                                                                   Consumer Discretionary
                                                                                                       AlphaDEX(R) Fund
                                                                                        ____________________________________________
                                                                                             For the Year          For the Year
                                                                                                 Ended                 Ended
                                                                                             July 31, 2009         July 31, 2008
                                                                                          ___________________   ___________________

OPERATIONS:
      Net investment income (loss)...................................................    $        42,606       $        11,833
      Net realized gain (loss) ......................................................         (3,057,559)             (552,086)
      Net change in unrealized appreciation (depreciation) ..........................            957,867              (130,768)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from operations................         (2,057,086)             (671,021)
                                                                                         _______________       _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................................................            (43,047)              (11,580)
      Net realized gain..............................................................                 --                    --
      Return of capital..............................................................                (13)                   --
                                                                                         _______________       _______________
      Total distributions to shareholders............................................            (43,060)              (11,580)
                                                                                         _______________       _______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold......................................................          8,472,100             3,300,300
      Value of shares repurchased....................................................         (3,532,147)             (953,917)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from shareholder transactions..          4,939,953             2,346,383
                                                                                         _______________       _______________

      Total increase (decrease) in net assets........................................          2,839,807             1,663,782

NET ASSETS:
      Beginning of period............................................................          3,546,608             1,882,826
                                                                                         _______________       _______________

      End of period..................................................................    $     6,386,415       $     3,546,608
                                                                                         ===============       ===============

      Accumulated net investment income (loss) at end of period......................    $            --       $           441
                                                                                         ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period........................................            250,002               100,002
      Shares sold....................................................................            650,000               200,000
      Shares repurchased.............................................................           (400,000)              (50,000)
                                                                                         _______________       _______________
      Shares outstanding, end of period..............................................            500,002               250,002
                                                                                         ===============       ===============


Page 106               See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
              Consumer Staples                                 Energy                                    Financials
               AlphaDEX(R) Fund                              AlphaDEX(R) Fund                              AlphaDEX(R) Fund
____________________________________________________________________________________________________________________________________
     For the Year          For the Year          For the Year          For the Year          For the Year         For the Year
         Ended                 Ended                 Ended                 Ended                 Ended                Ended
     July 31, 2009         July 31, 2008         July 31, 2009         July 31, 2008         July 31, 2009        July 31, 2008
 ____________________ ______________________________________________________________________________________________________________


 $      147,606        $       30,839        $       15,209        $       26,134        $      134,632        $       36,793
     (1,582,565)             (304,283)           (5,051,652)              565,110            (2,248,764)             (558,384)
      1,011,613               134,562             2,173,380              (813,167)            1,075,521               (51,731)
 ______________        ______________        ______________        ______________        ______________        ______________
       (423,346)             (138,882)           (2,863,063)             (221,923)           (1,038,611)             (573,322)
 ______________        ______________        ______________        ______________        ______________        ______________


       (139,591)              (33,075)              (15,209)              (30,458)             (120,540)              (42,251)
             --                    --                    --                  (892)                   --                    --
             --                    --                (3,031)                   --                    --                    --
 ______________        ______________        ______________        ______________        ______________        ______________
       (139,591)              (33,075)              (18,240)              (31,350)             (120,540)              (42,251)
 ______________        ______________        ______________        ______________        ______________        ______________


     13,674,307             1,985,991             6,283,433            14,269,178             9,278,615             1,612,374
     (6,788,705)           (1,985,991)           (2,218,570)          (10,853,396)           (1,685,661)             (926,277)
 ______________        ______________        ______________        ______________        ______________        ______________
      6,885,602                    --             4,064,863             3,415,782             7,592,954               686,097
 ______________        ______________        ______________        ______________        ______________        ______________

      6,322,665              (171,957)            1,183,560             3,162,509             6,433,803                70,524


      2,694,529             2,866,486             8,346,996             5,184,487             1,861,485             1,790,961
 ______________        ______________        ______________        ______________        ______________        ______________

 $    9,017,194        $    2,694,529        $    9,530,556        $    8,346,996        $    8,295,288        $    1,861,485
 ==============        ==============        ==============        ==============        ==============        ==============

 $       11,416        $        3,316        $           --        $           --        $       15,386        $        1,126
 ==============        ==============        ==============        ==============        ==============        ==============



        150,002               150,002               350,002               250,002               150,002               100,002
        800,000               100,000               550,000               550,000               850,000               100,000
       (400,000)             (100,000)             (200,000)             (450,000)             (200,000)              (50,000)
 ______________        ______________        ______________        ______________        ______________        ______________
        550,002               150,002               700,002               350,002               800,002               150,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                         First Trust
                                                                                                         Health Care
                                                                                                       AlphaDEX(R) Fund
                                                                                        ___________________________________________
                                                                                             For the Year         For the Year
                                                                                                 Ended                Ended
                                                                                             July 31, 2009        July 31, 2008
                                                                                          ___________________  ___________________

OPERATIONS:
      Net investment income (loss)...................................................    $       (20,434)      $       (14,822)
      Net realized gain (loss) ......................................................         (2,883,414)             (336,595)
      Net change in unrealized appreciation (depreciation) ..........................          2,041,041               377,596
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from operations................           (862,807)               26,179
                                                                                         _______________       _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................................................                 --                    --
      Net realized gain..............................................................                 --                    --
      Return of capital..............................................................                 --                    --
                                                                                         _______________       _______________
      Total distributions to shareholders............................................                 --                    --
                                                                                         _______________       _______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold......................................................          8,039,300             8,610,569
      Value of shares repurchased....................................................           (681,813)           (2,064,712)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from shareholder transactions..          7,357,487             6,545,857
                                                                                         _______________       _______________

      Total increase (decrease) in net assets........................................          6,494,680             6,572,036

NET ASSETS:
      Beginning of period............................................................          8,520,568             1,948,532
                                                                                         _______________       _______________

      End of period..................................................................    $    15,015,248       $     8,520,568
                                                                                         ===============       ===============

      Accumulated net investment income (loss) at end of period......................    $            --       $            --
                                                                                         ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period........................................            450,002               100,002
      Shares sold....................................................................            450,000               450,000
      Shares repurchased.............................................................            (50,000)             (100,000)
                                                                                         _______________       _______________
      Shares outstanding, end of period..............................................            850,002               450,002
                                                                                         ===============       ===============


Page 108               See Notes to Financial Statements

                 First Trust                                First Trust                                 First Trust
        Industrials/Producer Durables                        Materials                                  Technology
               AlphaDEX(R) Fund                            AlphaDEX(R) Fund                           AlphaDEX(R) Fund
____________________________________________________________________________________________________________________________________
     For the Year        For the Year          For the Year       For the Year            For the Year         For the Year
         Ended               Ended                 Ended              Ended                   Ended                Ended
     July 31, 2009       July 31, 2008         July 31, 2009      July 31, 2008           July 31, 2009        July 31, 2008
 __________________   __________________  ____________________  ____________________  _____________________  _____________________


 $       38,638        $       13,170        $       86,270        $       24,937        $      (13,654)       $      (12,308)
     (1,875,690)             (576,520)           (3,552,348)               42,430            (4,830,149)             (438,946)
        860,831               240,994             1,739,421               310,083             2,106,384              (356,682)
 ______________        ______________        ______________        ______________        ______________        ______________
       (976,221)             (322,356)           (1,726,657)              377,450            (2,737,419)             (807,936)
 ______________        ______________        ______________        ______________        ______________        ______________


        (34,770)              (11,475)              (81,375)              (26,265)                   --                    --
             --                    --                    --                    --                    --                    --
             --                    --                    --                    --                    --                    --
 ______________        ______________        ______________        ______________        ______________        ______________
        (34,770)              (11,475)              (81,375)              (26,265)                   --                    --
 ______________        ______________        ______________        ______________        ______________        ______________


      2,038,171             1,933,032            11,042,270             5,269,020             9,467,594             8,660,675
             --            (1,933,032)           (4,786,227)           (3,171,331)           (3,259,388)           (1,098,049)
 ______________        ______________        ______________        ______________        ______________        ______________
      2,038,171                    --             6,256,043             2,097,689             6,208,206             7,562,626
 ______________        ______________        ______________        ______________        ______________        ______________

      1,027,180              (333,831)            4,448,011             2,448,874             3,470,787             6,754,690


      4,384,488             4,718,319             5,473,981             3,025,107             8,903,626             2,148,936
 ______________        ______________        ______________        ______________        ______________        ______________

 $    5,411,668        $    4,384,488        $    9,921,992        $    5,473,981        $   12,374,413        $    8,903,626
 ==============        ==============        ==============        ==============        ==============        ==============


 $        5,563        $        1,695        $        6,109        $        1,209        $           --        $           --
 ==============        ==============        ==============        ==============        ==============        ==============




        250,002               250,002               250,002               150,002               505,000               105,000
        200,000               100,000               800,000               250,000               650,000               450,000
             --              (100,000)             (400,000)             (150,000)             (300,000)              (50,000)
 ______________        ______________        ______________        ______________        ______________        ______________
        450,002               250,002               650,002               250,002               855,000               505,000
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                         First Trust
                                                                                                          Utilities
                                                                                                       AlphaDEX(R) Fund
                                                                                        ____________________________________________
                                                                                             For the Year          For the Year
                                                                                                 Ended                 Ended
                                                                                             July 31, 2009         July 31, 2008
                                                                                          ___________________   ___________________

OPERATIONS:
      Net investment income (loss)...................................................    $       552,921       $        88,794
      Net realized gain (loss) ......................................................         (3,284,630)             (190,365)
      Net change in unrealized appreciation (depreciation) ..........................            446,425                 43,051
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from operations................         (2,285,284)              (58,520)
                                                                                         _______________       _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................................................           (547,701)              (78,502)
      Net realized gain..............................................................                 --                    --
      Return of capital..............................................................                 --                    --
                                                                                         _______________       _______________
      Total distributions to shareholders............................................           (547,701)              (78,502)
                                                                                         _______________       _______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold......................................................         16,507,793             6,783,781
      Value of shares repurchased....................................................         (5,681,893)           (3,736,342)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from shareholder transactions..         10,825,900             3,047,439
                                                                                         _______________       _______________

      Total increase (decrease) in net assets........................................          7,992,915             2,910,417

NET ASSETS:
      Beginning of period............................................................          5,666,630             2,756,213
                                                                                         _______________       _______________

      End of period..................................................................    $    13,659,545       $     5,666,630
                                                                                         ===============       ===============

      Accumulated net investment income (loss) at end of period......................    $        27,118       $        21,646
                                                                                         ===============       ===============


CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period........................................            350,002               150,002
      Shares sold....................................................................          1,150,000               400,000
      Shares repurchased.............................................................           (500,000)             (200,000)
                                                                                         _______________       _______________
      Shares outstanding, end of period..............................................          1,000,002               350,002
                                                                                         ===============       ===============


Page 110               See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
               Large Cap Core                               Mid Cap Core                               Small Cap Core
               AlphaDEX(R) Fund                            AlphaDEX(R) Fund                           AlphaDEX(R) Fund
____________________________________________________________________________________________________________________________________
     For the Year          For the Year          For the Year          For the Year          For the Year         For the Year
         Ended                 Ended                 Ended                 Ended                 Ended                Ended
     July 31, 2009         July 31, 2008         July 31, 2009         July 31, 2008         July 31, 2009        July 31, 2008
 ____________________ ______________________________________________________________________________________________________________


 $      197,293        $      120,810        $       83,163        $       40,583        $       30,784        $       15,764
     (4,466,606)           (1,255,398)           (3,130,320)             (995,161)           (3,002,849)           (1,267,524)
      2,129,465              (364,632)            1,408,480               288,552               940,551               327,549
 ______________        ______________        ______________        ______________        ______________        ______________
     (2,139,848)           (1,499,220)           (1,638,677)             (666,026)           (2,031,514)             (924,211)
 ______________        ______________        ______________        ______________        ______________        ______________


       (198,901)             (115,441)              (83,600)              (39,200)              (28,860)              (18,440)
             --                    --                    --                    --                    --                    --
             --                    --                    --                    --                    --                    --
 ______________        ______________        ______________        ______________        ______________        ______________
       (198,901)             (115,441)              (83,600)              (39,200)              (28,860)              (18,440)
 ______________        ______________        ______________        ______________        ______________        ______________


      3,101,779            16,563,871                    --             8,542,062             2,059,729            10,645,981
     (1,842,085)           (3,018,540)                   --            (3,031,020)           (1,608,061)           (5,447,956)
 ______________        ______________        ______________        ______________        ______________        ______________
      1,259,694            13,545,331                    --             5,511,042               451,668             5,198,025
 ______________        ______________        ______________        ______________        ______________        ______________

     (1,079,055)           11,930,670            (1,722,277)            4,805,816            (1,608,706)            4,255,374


     14,799,029             2,868,359            10,521,261             5,715,445             9,915,805             5,660,431
 ______________        ______________        ______________        ______________        ______________        ______________

 $   13,719,974        $   14,799,029        $    8,798,984        $   10,521,261        $    8,307,099        $    9,915,805
 ==============        ==============        ==============        ==============        ==============        ==============

 $        8,052        $        9,660        $        2,756        $        3,143        $        2,459        $          535
 ==============        ==============        ==============        ==============        ==============        ==============




        600,002               100,002               400,002               200,002               400,002               200,002
        200,000               600,000                    --               300,000               100,000               400,000
       (100,000)             (100,000)                   --              (100,000)             (100,000)             (200,000)
 ______________        ______________        ______________        ______________        ______________        ______________
        700,002               600,002               400,002               400,002               400,002               400,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                         First Trust
                                                                                                Large Cap Value Opportunities
                                                                                                       AlphaDEX(R) Fund
                                                                                        ____________________________________________
                                                                                             For the Year        For the Year
                                                                                                 Ended               Ended
                                                                                             July 31, 2009       July 31, 2008
                                                                                          __________________  ___________________

OPERATIONS:
      Net investment income (loss)...................................................    $       421,012       $       197,639
      Net realized gain (loss) ......................................................         (8,630,413)           (1,074,825)
      Net change in unrealized appreciation (depreciation) ..........................          3,008,229              (985,648)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from operations................         (5,201,172)           (1,862,834)
                                                                                         _______________       _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................................................           (422,101)             (183,261)
      Net realized gain..............................................................                 --                    --
      Return of capital..............................................................                 --                    --
                                                                                         _______________       _______________
      Total distributions to shareholders............................................           (422,101)             (183,261)
                                                                                         _______________       _______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold......................................................         11,235,645            22,463,648
      Value of shares repurchased....................................................        (10,635,114)           (2,923,373)
                                                                                         _______________       _______________
      Net increase (decrease) in net assets resulting from shareholder transactions..            600,531            19,540,275
                                                                                         _______________       _______________

      Total increase (decrease) in net assets........................................         (5,022,742)           17,494,180

NET ASSETS:
      Beginning of period............................................................         23,163,422             5,669,242
                                                                                         _______________       _______________

      End of period..................................................................    $    18,140,680       $    23,163,422
                                                                                         ===============       ===============

      Accumulated net investment income (loss) at end of period......................    $        20,965       $        22,054
                                                                                         ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period........................................          1,000,002               200,002
      Shares sold....................................................................            600,000               900,000
      Shares repurchased.............................................................           (650,000)             (100,000)
                                                                                         _______________       _______________
      Shares outstanding, end of period..............................................            950,002             1,000,002
                                                                                         ===============       ===============


Page 112               See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
       Large Cap Growth Opportunities                      Multi Cap Value                            Multi Cap Growth
               AlphaDEX(R) Fund                            AlphaDEX(R) Fund                           AlphaDEX(R) Fund
____________________________________________________________________________________________________________________________________
     For the Year          For the Year          For the Year          For the Year          For the Year         For the Year
         Ended                 Ended                 Ended                 Ended                 Ended                Ended
     July 31, 2009         July 31, 2008         July 31, 2009         July 31, 2008         July 31, 2009        July 31, 2008
 ____________________ ______________________________________________________________________________________________________________


 $       94,557        $       83,304        $       95,725        $       88,713        $       16,640        $        8,995
    (12,683,155)           (3,428,659)           (1,854,581)             (567,762)           (2,536,694)           (1,426,991)
      1,374,852               835,410             1,990,405              (483,942)              393,003             1,099,912
 ______________        ______________        ______________        ______________        ______________        ______________
    (11,213,746)           (2,509,945)              231,549              (962,991)           (2,127,051)             (318,084)
 ______________        ______________        ______________        ______________        ______________        ______________


        (97,291)              (80,570)              (96,701)              (91,341)              (16,640)               (8,995)
             --                    --                    --                    --                    --                    --
         (2,679)                   --                    --                    --                (1,410)               (1,395)
 ______________        ______________        ______________        ______________        ______________        ______________
        (99,970)              (80,570)              (96,701)              (91,341)              (18,050)              (10,390)
 ______________        ______________        ______________        ______________        ______________        ______________


      1,780,099            37,101,159             6,197,334            10,762,282             2,208,339             5,943,787
    (13,710,082)           (3,151,252)             (877,994)           (7,856,705)           (3,155,370)           (6,145,757)
 ______________        ______________        ______________        ______________        ______________        ______________
    (11,929,983)           33,949,907             5,319,340             2,905,577              (947,031)             (201,970)
 ______________        ______________        ______________        ______________        ______________        ______________

    (23,243,699)           31,359,392             5,454,188             1,851,245            (3,092,132)             (530,444)


     37,203,950             5,844,558             4,646,636             2,795,391             8,287,658             8,818,102
 ______________        ______________        ______________        ______________        ______________        ______________

 $   13,960,251        $   37,203,950        $   10,100,824        $    4,646,636        $    5,195,526        $    8,287,658
 ==============        ==============        ==============        ==============        ==============        ==============

 $           --        $        2,734        $        2,768        $        3,744        $           --        $           --
 ==============        ==============        ==============        ==============        ==============        ==============




      1,400,002               200,002               200,002               100,002               300,002               300,002
        100,000             1,300,000               350,000               400,000               100,000               200,000
       (800,000)             (100,000)              (50,000)             (300,000)             (150,000)             (200,000)
 ______________        ______________        ______________        ______________        ______________        ______________
        700,002             1,400,002               500,002               200,002               250,002               300,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Consumer Discretionary AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    14.19            $    18.83            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.10                  0.08                  0.00(b)(f)
Net realized and unrealized gain (loss)                                     (1.42)                (4.64)                (1.17)
                                                                       __________            __________            __________
Total from investment operations                                            (1.32)                (4.56)                (1.17)
                                                                       __________            __________            __________
Distributions paid to shareholders from:
Net investment income                                                       (0.10)                (0.08)                   --
Return of capital                                                           (0.00)(f)                --                    --
                                                                       __________            __________            __________
Total distributions                                                         (0.10)                (0.08)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    12.77            $    14.19            $    18.83
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                          (9.12)%              (24.24)%               (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    6,386            $    3,547            $    1,883
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.59%                 3.36%                11.39%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.00%                 0.58%                 0.04%(d)
Portfolio turnover rate (e)                                                  133%                   91%                   34%


First Trust Consumer Staples AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    17.96            $    19.11            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.25                  0.21                  0.04(b)
Net realized and unrealized gain (loss)                                     (1.57)                (1.14)                (0.93)
                                                                       __________            __________            __________
Total from investment operations                                            (1.32)                (0.93)                (0.89)

Distributions paid to shareholders from:
Net investment income                                                       (0.25)                (0.22)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    16.39            $    17.96            $    19.11
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                          (7.14)%               (4.86)%               (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    9,017            $    2,695            $    2,866
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.30%                 2.55%                 9.34%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.99%                 1.10%                 0.98%(d)
Portfolio turnover rate (e)                                                  145%                   96%                    1%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 114               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Energy AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    23.85            $    20.74            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.03                  0.12                 (0.00)(b)(f)
Net realized and unrealized gain (loss)                                    (10.23)                 3.12                  0.74
                                                                       __________            __________            __________
Total from investment operations                                           (10.20)                 3.24                  0.74
                                                                       __________            __________            __________
Distributions paid to shareholders from:
Net investment income                                                       (0.03)                (0.13)                   --
Net realized gain                                                              --                 (0.00)(f)                --
Return of capital                                                           (0.00)(f)                --                    --
                                                                       __________            __________            __________
Total distributions                                                         (0.03)                (0.13)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    13.62            $    23.85            $    20.74
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (42.74)%                15.62%                 3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    9,531            $    8,347            $    5,184
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.35%                 1.80%                 9.49%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 0.24%                 0.48%               (0.03)%(d)
Portfolio turnover rate (e)                                                  116%                   67%                    1%

First Trust Financials AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    12.41            $    17.91            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.18                  0.29                  0.07(b)
Net realized and unrealized gain (loss)                                     (2.05)                (5.44)                (2.16)
                                                                       __________            __________            __________
Total from investment operations                                            (1.87)                (5.15)                (2.09)
Distributions paid to shareholders from:
Net investment income                                                       (0.17)                (0.35)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    10.37            $    12.41            $    17.91
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (14.94)%              (28.95)%              (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    8,295            $    1,861            $    1,791
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.50%                 3.89%                11.58%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 2.49%                 2.13%                 1.46%(d)
Portfolio turnover rate (e)                                                  140%                   74%                   26%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Health Care AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    18.93            $    19.48            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                (0.02)                (0.03)                (0.01)(b)
Net realized and unrealized gain (loss)                                     (1.25)                (0.52)                (0.51)
                                                                       __________            __________            __________
Total from investment operations                                            (1.27)                (0.55)                (0.52)
                                                                       __________            __________            __________
Net asset value, end of period                                         $    17.66            $    18.93            $    19.48
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                          (6.71)%               (2.82)%               (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  15,015            $    8,521            $    1,949
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.15%                 2.03%                11.48%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                (0.17)%               (0.34)%              (0.31)%(d)
Portfolio turnover rate (e)                                                  138%                   89%                   30%



First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    17.54            $    18.87            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.10                  0.05                 (0.00)(b)(f)
Net realized and unrealized gain (loss)                                     (5.52)                (1.33)                (1.13)
                                                                       __________            __________            __________
Total from investment operations                                            (5.42)                (1.28)                (1.13)

Distributions paid to shareholders from:
Net investment income                                                       (0.09)                (0.05)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    12.03            $    17.54            $    18.87
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (30.83)%               (6.82)%               (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    5,412            $    4,384            $    4,718
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.63%                 1.90%                10.09%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 0.99%                 0.29%               (0.14)%(d)
Portfolio turnover rate (e)                                                  153%                   81%                   24%



(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 116               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Materials AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    21.90            $    20.17            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.20                  0.16                  0.02(b)
Net realized and unrealized gain (loss)                                     (6.64)                 1.75                  0.15
                                                                       __________            __________            __________
Total from investment operations                                            (6.44)                 1.91                  0.17

Distributions paid to shareholders from:
Net investment income                                                       (0.20)                (0.18)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    15.26            $    21.90            $    20.17
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (29.20)%                 9.44%                 0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    9,922            $    5,474            $    3,025
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.40%                 2.33%                 9.56%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.46%                 0.75%                 0.46%(d)
Portfolio turnover rate (e)                                                  153%                   59%                    1%



First Trust Technology AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    17.63            $    20.47            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                (0.02)                (0.02)                (0.02)(b)
Net realized and unrealized gain (loss)                                     (3.14)                (2.82)                 0.49
                                                                       __________            __________            __________
Total from investment operations                                            (3.16)                (2.84)                 0.47
                                                                       __________            __________            __________
Net asset value, end of period                                         $    14.47            $    17.63            $    20.47
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (17.92)%              (13.87)%                 2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  12,374            $    8,904            $    2,149
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.26%                 2.01%                10.64%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                (0.17)%               (0.29)%              (0.47)%(d)
Portfolio turnover rate (e)                                                  135%                   89%                    6%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Utilities AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    16.19            $    18.37            $    20.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.44                  0.90                  0.09(b)
Net realized and unrealized gain (loss)                                     (2.50)                (2.17)                (1.72)
                                                                       __________            __________            __________
Total from investment operations                                            (2.06)                (1.27)                (1.63)

Distributions paid to shareholders from:
Net investment income                                                       (0.47)                (0.91)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    13.66            $    16.19            $    18.37
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (12.53)%               (7.39)%               (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  13,660            $    5,667            $    2,756
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.15%                 2.50%                10.12%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 4.03%                 2.96%                 2.18%(d)
Portfolio turnover rate (e)                                                  128%                   68%                    1%


First Trust Large Cap Core AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    24.66            $    28.68            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.29                  0.25                  0.04(b)
Net realized and unrealized gain (loss)                                     (5.06)                (4.00)                (1.36)
                                                                       __________            __________            __________
Total from investment operations                                            (4.77)                (3.75)                (1.32)

Distributions paid to shareholders from:
Net investment income                                                       (0.29)                (0.27)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    19.60            $    24.66            $    28.68
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (19.18)%              (13.14)%               (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  13,720             $  14,799            $    2,868
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.17%                 1.42%                 7.86%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.63%                 1.16%                 0.62%(d)
Portfolio turnover rate (e)                                                  114%                   90%                    1%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Mid Cap Core AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    26.30            $    28.58            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.21                  0.14                  0.01(b)
Net realized and unrealized gain (loss)                                     (4.30)                (2.28)                (1.43)
                                                                       __________            __________            __________
Total from investment operations                                            (4.09)                (2.14)                (1.42)

Distributions paid to shareholders from:
Net investment income                                                       (0.21)                (0.14)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    22.00            $    26.30            $    28.58
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (15.42)%               (7.51)%               (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    8,799            $   10,521            $    5,715
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.28%                 1.61%                 5.98%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.07%                 0.54%                 0.19%(d)
Portfolio turnover rate (e)                                                  120%                   82%                    1%


First Trust Small Cap Core AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    24.79            $    28.30            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.10                  0.06                  0.02(b)
Net realized and unrealized gain (loss)                                     (4.02)                (3.50)                (1.72)
                                                                       __________            __________            __________
Total from investment operations                                            (3.92)                (3.44)                (1.70)

Distributions paid to shareholders from:
Net investment income                                                       (0.10)                (0.07)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    20.77            $    24.79            $    28.30
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (15.77)%              (12.14)%               (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    8,307            $    9,916            $    5,660
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.40%                 1.87%                 7.25%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 0.49%                 0.25%                 0.42%(d)
Portfolio turnover rate (e)                                                  105%                   95%                    2%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    23.16            $    28.35            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.47                  0.43                  0.06(b)
Net realized and unrealized gain (loss)                                     (4.06)                (5.18)                (1.71)
                                                                       __________            __________            __________
Total from investment operations                                            (3.59)                (4.75)                (1.65)

Distributions paid to shareholders from:
Net investment income                                                       (0.47)                (0.44)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    19.10            $    23.16            $    28.35
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (15.23)%              (16.85)%               (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   18,141             $  23,163            $    5,669
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.07%                 1.35%                 6.95%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 2.47%                 1.80%                 0.97%(d)
Portfolio turnover rate (e)                                                  146%                  104%                    1%


First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    26.57            $    29.22            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.14                  0.15                 (0.00)(b)(f)
Net realized and unrealized gain (loss)                                     (6.63)                (2.65)                (0.78)
                                                                       __________            __________            __________
Total from investment operations                                            (6.49)                (2.50)                (0.78)
                                                                       __________            __________            __________
Distributions paid to shareholders from:
Net investment income                                                       (0.14)                (0.15)                   --
Return of capital                                                           (0.00)(f)                --                    --
                                                                       __________            __________            __________
Total distributions                                                         (0.14)                (0.15)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    19.94            $    26.57            $    29.22
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (24.38)%               (8.62)%               (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   13,960             $  37,204            $    5,845
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.01%                 1.17%                 5.98%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 0.54%                 0.43%               (0.07)%(d)
Portfolio turnover rate (e)                                                  152%                  134%                    1%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 120               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Multi Cap Value AlphaDEX(R) Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 ___________________________________________________________________

Net asset value, beginning of period                                   $    23.23            $    27.95            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.29                  0.35                  0.06(b)
Net realized and unrealized gain (loss)                                     (3.02)                (4.68)                (2.11)
                                                                       __________            __________            __________
Total from investment operations                                            (2.73)                (4.33)                (2.05)

Distributions paid to shareholders from:
Net investment income                                                       (0.30)                (0.39)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    20.20            $    23.23            $    27.95
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (11.51)%              (15.53)%               (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  10,101            $    4,647            $    2,795
Ratios to average net assets:
Ratio of total expenses to average net assets                               2.17%                 1.70%                 7.91%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 1.99%                 1.45%                 0.93%(d)
Portfolio turnover rate (e)                                                  134%                   59%                    2%


First Trust Multi Cap Growth AlphaDEX(R) Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                       July 31, 2009         July 31, 2008         July 31, 2007
                                                                 __________________________________________________________________

Net asset value, beginning of period                                   $    27.63            $    29.39            $    30.00
                                                                       __________            __________            __________
Income from investment operations:
Net investment income (loss)                                                 0.06                  0.05                 (0.01)(b)
Net realized and unrealized gain (loss)                                     (6.84)                (1.76)                (0.60)
                                                                       __________            __________            __________
Total from investment operations                                            (6.78)                (1.71)                (0.61)
                                                                       __________            __________            __________
Distributions paid to shareholders from:
Net investment income                                                       (0.06)                (0.04)                   --
Return of capital                                                           (0.01)                (0.01)                   --
                                                                       __________            __________            __________
Total distributions                                                         (0.07)                (0.05)                   --
                                                                       __________            __________            __________
Net asset value, end of period                                         $    20.78            $    27.63            $    29.39
                                                                       ==========            ==========            ==========
TOTAL RETURN (c)                                                         (24.53)%               (5.85)%               (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    5,196            $    8,288            $    8,818
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.56%                 1.55%                 6.01%(d)
Ratio of net expenses to average net assets                                 0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                 0.29%                 0.12%               (0.21)%(d)
Portfolio turnover rate (e)                                                  153%                  110%                    1%

(a)  Inception date.
(b)  Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                       See Notes to Financial Statements                Page 121

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

                                1. Organization

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen funds:
        First Trust Consumer Discretionary AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXD")
        First Trust Consumer Staples AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXG")
        First Trust Energy AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXN")
        First Trust Financials AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXO")
        First Trust Health Care AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXH")
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXR")
        First Trust Materials AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXZ")
        First Trust Technology AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FXL")
        First Trust Utilities AlphaDEX(R) Fund -
                 (NYSE Arca, Inc. ticker "FXU")
        First Trust Large Cap Core AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FEX")
        First Trust Mid Cap Core AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FNX")
        First Trust Small Cap Core AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FYX")
        First Trust Large Cap Value Opportunities AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FTA")
        First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FTC")
        First Trust Multi Cap Value AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FAB")
        First Trust Multi Cap Growth AlphaDEX(R) Fund -
                (NYSE Arca, Inc. ticker "FAD")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of shares called a "Creation Unit". Effective December 1, 2008, each Creation Unit consists of 50,000 shares. Prior to December 1, 2008, the Creation Unit for the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds") consisted of 50,000 shares and for the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, and the First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "Style Funds") consisted of 100,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund                                                            Index
First Trust Consumer Discretionary AlphaDEX(R) Fund             StrataQuant(R) Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX(R) Fund                   StrataQuant(R) Consumer Staples Index(1)
First Trust Energy AlphaDEX(R) Fund                             StrataQuant(R) Energy Index(1)
First Trust Financials AlphaDEX(R) Fund                         StrataQuant(R) Financials Index(1)
First Trust Health Care AlphaDEX(R) Fund                        StrataQuant(R) Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund      StrataQuant(R) Industrials Index(1)
First Trust Materials AlphaDEX(R) Fund                          StrataQuant(R) Materials Index(1)
First Trust Technology AlphaDEX(R) Fund                         StrataQuant(R) Technology Index(1)
First Trust Utilities AlphaDEX(R) Fund                          StrataQuant(R) Utilities Index(1)
First Trust Large Cap Core AlphaDEX(R) Fund                     Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                       Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                     Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund      Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund     Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                    Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Defined Multi Cap Growth Index

(1) This index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of August 1, 2008, the beginning of each Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

     o   Level 1 - quoted prices in active markets for identical securities
     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     o Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the Level 3 roll-forward disclosure for each major security type.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of July 31, 2009 is included in each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2009 was as follows:

                                                                  Distributions           Distributions         Distributions
                                                                    paid from                paid from            paid from
                                                                 Ordinary Income          Capital Gains        Return of Capital
                                                            ---------------------     ---------------------  ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund               $      43,047         $            --        $           13
First Trust Consumer Staples AlphaDEX(R) Fund                           139,591                      --                    --
First Trust Energy AlphaDEX(R) Fund                                      15,209                      --                 3,031
First Trust Financials AlphaDEX(R) Fund                                 120,540                      --                    --
First Trust Health Care AlphaDEX(R) Fund                                     --                      --                    --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               34,770                      --                    --
First Trust Materials AlphaDEX(R) Fund                                   81,375                      --                    --
First Trust Technology AlphaDEX(R) Fund                                      --                      --                    --
First Trust Utilities AlphaDEX(R) Fund                                  547,701                      --                    --
First Trust Large Cap Core AlphaDEX(R) Fund                             198,901                      --                    --
First Trust Mid Cap Core AlphaDEX(R) Fund                                83,600                      --                    --
First Trust Small Cap Core AlphaDEX(R) Fund                              28,860                      --                    --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund              422,101                      --                    --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund              97,291                      --                 2,679
First Trust Multi Cap Value AlphaDEX(R) Fund                             96,701                      --                    --
First Trust Multi Cap Growth AlphaDEX(R) Fund                            16,640                      --                 1,410

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2008 was as follows:

                                                                  Distributions           Distributions         Distributions
                                                                    paid from                paid from            paid from
                                                                 Ordinary Income          Capital Gains        Return of Capital
                                                            ----------------------   ---------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund              $       11,580          $           --          $         --
First Trust Consumer Staples AlphaDEX(R) Fund                            33,075                      --                    --
First Trust Energy AlphaDEX(R) Fund                                      31,350                      --                    --
First Trust Financials AlphaDEX(R) Fund                                  42,251                      --                    --
First Trust Health Care AlphaDEX(R) Fund                                     --                      --                    --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               11,475                      --                    --
First Trust Materials AlphaDEX(R) Fund                                   26,265                      --                    --
First Trust Technology AlphaDEX(R) Fund                                      --                      --                    --
First Trust Utilities AlphaDEX(R) Fund                                   78,502                      --                    --
First Trust Large Cap Core AlphaDEX(R) Fund                             115,441                      --                    --
First Trust Mid Cap Core AlphaDEX(R) Fund                                39,200                      --                    --
First Trust Small Cap Core AlphaDEX(R) Fund                              18,440                      --                    --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund              183,261                      --                    --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund              80,570                      --                    --
First Trust Multi Cap Value AlphaDEX(R) Fund                             91,341                      --                    --
First Trust Multi Cap Growth AlphaDEX(R) Fund                             8,995                      --                 1,395

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

As of July 31, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                          Undistributed        Accumulated       Net Unrealized
                                                                            Ordinary        Capital and Other     Appreciation
                                                                             Income            Gain (Loss)       (Depreciation)
                                                                       ------------------- ------------------- -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                        $        --         $ (2,084,149)        $   519,543
First Trust Consumer Staples AlphaDEX(R) Fund                                   11,416           (1,588,640)            813,334
First Trust Energy AlphaDEX(R) Fund                                                 --           (4,558,450)            626,136
First Trust Financials AlphaDEX(R) Fund                                         15,386           (2,328,613)            555,778
First Trust Health Care AlphaDEX(R) Fund                                            --           (3,554,816)          2,143,870
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       5,563           (2,354,149)            616,055
First Trust Materials AlphaDEX(R) Fund                                           6,109           (2,208,143)          1,286,719
First Trust Technology AlphaDEX(R) Fund                                             --           (4,152,288)          1,525,673
First Trust Utilities AlphaDEX(R) Fund                                          27,118           (2,545,932)           (115,939)
First Trust Large Cap Core AlphaDEX(R) Fund                                      8,052           (5,300,928)            840,212
First Trust Mid Cap Core AlphaDEX(R) Fund                                        2,756           (4,250,733)          1,185,934
First Trust Small Cap Core AlphaDEX(R) Fund                                      2,459           (3,673,115)            502,570
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                      20,965           (7,288,804)            734,723
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                         --          (13,574,134)          1,919,921
First Trust Multi Cap Value AlphaDEX(R) Fund                                     2,768           (2,545,220)            740,166
First Trust Multi Cap Growth AlphaDEX(R) Fund                                       --           (4,257,104)            919,805

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008 and 2009 remain open to federal and state audit. As of July 31, 2009, management has evaluated the application of FIN 48 to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At July 31, 2009 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                    Capital Loss    Capital Loss    Capital Loss       Total
                                                                      Available       Available       Available       Capital
                                                                       through         through         through         Loss
                                                                    July 31, 2015   July 31, 2016   July 31, 2017    Available
                                                                  ---------------- --------------- ---------------  -----------
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $   2,058       $   64,889    $    783,283   $   850,230
First Trust Consumer Staples AlphaDEX(R) Fund                              3,068           83,534         422,511       509,113
First Trust Energy AlphaDEX(R) Fund                                           --           73,845       2,326,320     2,400,165
First Trust Financials AlphaDEX(R) Fund                                    2,757           13,300         671,958       688,015
First Trust Health Care AlphaDEX(R) Fund                                  18,355           28,397         774,570       821,322
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                23,631          183,210         798,398     1,005,239
First Trust Materials AlphaDEX(R) Fund                                     4,424           13,424       1,265,429     1,283,277
First Trust Technology AlphaDEX(R) Fund                                   12,398           22,456       1,608,491     1,643,345
First Trust Utilities AlphaDEX(R) Fund                                       945           16,238         559,037       576,220
First Trust Large Cap Core AlphaDEX(R) Fund                               15,102            8,528       2,600,275     2,623,905
First Trust Mid Cap Core AlphaDEX(R) Fund                                  7,911           84,882       1,985,474     2,078,267
First Trust Small Cap Core AlphaDEX(R) Fund                               14,770          111,735       1,882,188     2,008,693
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                 1,854           80,299       2,272,260     2,354,413
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                   --          162,514      10,217,162    10,379,676
First Trust Multi Cap Value AlphaDEX(R) Fund                               8,569           56,799       1,331,945     1,397,313
First Trust Multi Cap Growth AlphaDEX(R) Fund                             26,562          241,100       2,554,292     2,821,954

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended July 31, 2009, the following Funds incurred and elected to defer net capital losses as follows:

                                                             Post-October Losses
                                                             -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund               $ 1,233,919
First Trust Consumer Staples AlphaDEX(R) Fund                       1,079,527
First Trust Energy AlphaDEX(R) Fund                                 2,158,285
First Trust Financials AlphaDEX(R) Fund                             1,640,598
First Trust Health Care AlphaDEX(R) Fund                            2,733,494
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          1,348,910
First Trust Materials AlphaDEX(R) Fund                                924,866
First Trust Technology AlphaDEX(R) Fund                             2,508,943
First Trust Utilities AlphaDEX(R) Fund                              1,969,712
First Trust Large Cap Core AlphaDEX(R) Fund                         2,677,023
First Trust Mid Cap Core AlphaDEX(R) Fund                           2,172,466
First Trust Small Cap Core AlphaDEX(R) Fund                         1,664,422
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund          4,934,391
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund         3,194,458
First Trust Multi Cap Value AlphaDEX(R) Fund                        1,147,907
First Trust Multi Cap Growth AlphaDEX(R) Fund                       1,435,150

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended July 31, 2009, the adjustments for each Fund were as follows:

                                                                                               Accumulated
                                                                           Accumulated        Net Realized
                                                                         Net Investment        Gain (Loss)           Paid-in
                                                                          Income (Loss)      on Investments          Capital
                                                                       ------------------  ------------------   -----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                        $       --         $   1,392,567      $  (1,392,567)
First Trust Consumer Staples AlphaDEX(R) Fund                                      85               242,532           (242,617)
First Trust Energy AlphaDEX(R) Fund                                                --               613,778           (613,778)
First Trust Financials AlphaDEX(R) Fund                                           168               249,631           (249,799)
First Trust Health Care AlphaDEX(R) Fund                                       20,434              (375,259)           354,825
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                         --                    --                 --
First Trust Materials AlphaDEX(R) Fund                                              5             1,003,826         (1,003,831)
First Trust Technology AlphaDEX(R) Fund                                        13,654             1,006,999         (1,020,653)
First Trust Utilities AlphaDEX(R) Fund                                            252               649,520           (649,772)
First Trust Large Cap Core AlphaDEX(R) Fund                                        --              (183,117)           183,117
First Trust Mid Cap Core AlphaDEX(R) Fund                                          50                    --                (50)
First Trust Small Cap Core AlphaDEX(R) Fund                                        --               434,777           (434,777)
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                         --             1,737,311         (1,737,311)
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                        --             2,614,655         (2,614,655)
First Trust Multi Cap Value AlphaDEX(R) Fund                                       --              (213,007)           213,007
First Trust Multi Cap Growth AlphaDEX(R) Fund                                      --              (221,766)           221,766

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective
Funds:

Funds                                                          Licensor
First Trust Consumer Discretionary AlphaDEX(R) Fund            Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                  Archipelago
First Trust Energy AlphaDEX(R) Fund                            Archipelago
First Trust Financials AlphaDEX(R) Fund                        Archipelago
First Trust Health Care AlphaDEX(R) Fund                       Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     Archipelago
First Trust Materials AlphaDEX(R) Fund                         Archipelago
First Trust Technology AlphaDEX(R) Fund                        Archipelago
First Trust Utilities AlphaDEX(R) Fund                         Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                      Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Standard & Poor's

The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and in the case of the Sector Funds, certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until at least March 31, 2010. Expenses borne by the Advisor are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if at any time it would result in the Fund exceeding its Expense Cap.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

The advisory fee waivers and expense reimbursements for the year ended July 31, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception (May 8, 2007) through July 31, 2009 were as follows:

                                                                               Expenses Borne by Advisor Subject to Reimbursement
                                                                         -----------------------------------------------------------
                                                            Advisory     Expense    Period Ended  Year Ended   Year Ended
                                                               Fee         Reim-       July 31,     July 31,    July 31,
                                                             Waivers    bursements      2007         2008        2009       Total
                                                           -----------  ----------- ------------ ----------  -----------  ---------
First Trust Consumer Discretionary AlphaDEX(R) Fund         $  21,305   $  16,700    $  48,919   $  54,215    $  38,005   $141,139
First Trust Consumer Staples AlphaDEX(R) Fund                  37,157       7,111       49,097      51,542       44,268    144,907
First Trust Energy AlphaDEX(R) Fund                            31,774       9,804       49,595      59,344       41,578    150,517
First Trust Financials AlphaDEX(R) Fund                        27,075      16,166       48,915      54,929       43,241    147,085
First Trust Health Care AlphaDEX(R) Fund                       55,680          --       48,919      58,261       55,680    162,860
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     19,555      16,972       49,565      55,095       36,527    141,187
First Trust Materials AlphaDEX(R) Fund                         29,511      11,511       49,119      53,878       41,022    144,019
First Trust Technology AlphaDEX(R) Fund                        39,657       4,651       48,964      56,200       44,308    149,472
First Trust Utilities AlphaDEX(R) Fund                         61,924          --       49,113      54,076       61,924    165,113
First Trust Large Cap Core AlphaDEX(R) Fund                    57,160          --       49,175      74,897       57,160    181,232
First Trust Mid Cap Core AlphaDEX(R) Fund                      38,772       6,494       49,625      68,514       45,266    163,405
First Trust Small Cap Core AlphaDEX(R) Fund                    31,203      12,303       49,675      73,550       43,506    166,731
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund     62,297          --       49,517      71,210       62,297    183,024
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund    55,316          --       49,614      90,402       55,316    195,332
First Trust Multi Cap Value AlphaDEX(R) Fund                   24,039      46,628       49,334      61,560       70,667    181,561
First Trust Multi Cap Growth AlphaDEX(R) Fund                  28,733      20,752       50,158      63,201       49,485    162,844


The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. Purchases and Sales of Securities

For the year ended July 31, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

                                                                                    Purchases                 Sales
                                                                                 ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                $   5,800,555           $   5,749,442
First Trust Consumer Staples AlphaDEX(R) Fund                                         10,539,592              10,496,969
First Trust Energy AlphaDEX(R) Fund                                                    7,749,020               7,764,943
First Trust Financials AlphaDEX(R) Fund                                                7,792,784               7,714,149
First Trust Health Care AlphaDEX(R) Fund                                              17,109,661              17,105,343
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                             6,157,955               6,126,339
First Trust Materials AlphaDEX(R) Fund                                                 9,382,048               9,339,164
First Trust Technology AlphaDEX(R) Fund                                               11,109,812              11,098,747
First Trust Utilities AlphaDEX(R) Fund                                                17,480,392              17,378,817
First Trust Large Cap Core AlphaDEX(R) Fund                                           14,143,585              14,091,016
First Trust Mid Cap Core AlphaDEX(R) Fund                                              9,619,476               9,571,800
First Trust Small Cap Core AlphaDEX(R) Fund                                            6,951,660               6,927,931
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                            25,017,188              24,984,917
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                           27,660,991              27,656,462
First Trust Multi Cap Value AlphaDEX(R) Fund                                           6,917,302               6,894,287
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          9,029,551               8,998,290

For the year ended July 31, 2009, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                    Purchases                 Sales
                                                                                 ---------------         ---------------

First Trust Consumer Discretionary AlphaDEX(R) Fund                                $   8,451,527           $   3,520,880
First Trust Consumer Staples AlphaDEX(R) Fund                                         13,621,306               6,763,757
First Trust Energy AlphaDEX(R) Fund                                                    6,282,805               2,218,722
First Trust Financials AlphaDEX(R) Fund                                                9,231,449               1,669,785
First Trust Health Care AlphaDEX(R) Fund                                               8,050,229                 708,569
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                             2,034,932                      --
First Trust Materials AlphaDEX(R) Fund                                                11,019,561               4,764,978
First Trust Technology AlphaDEX(R) Fund                                                9,476,006               3,265,385
First Trust Utilities AlphaDEX(R) Fund                                                16,379,427               5,617,602
First Trust Large Cap Core AlphaDEX(R) Fund                                            3,090,224               1,841,771
First Trust Mid Cap Core AlphaDEX(R) Fund                                                     --                      --
First Trust Small Cap Core AlphaDEX(R) Fund                                            2,058,969               1,603,718
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                            11,154,700              10,559,521
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                            1,773,098              13,688,088
First Trust Multi Cap Value AlphaDEX(R) Fund                                           6,175,191                 871,546
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          2,207,732               3,153,276

                   5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

            Number of Securities             Creation
              in a Creation Unit         Transaction Fee
         ---------------------------  ----------------------
                   1-100                   $   500
                 101-200                    $1,000
                 201-300                    $1,500
                 301-400                    $2,000
                 401-500                    $2,500
                 501-600                    $3,000
                 601-700                    $3,500
                                                                        Page 129

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                 July 31, 2009

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities         Redemption
                    in a Creation Unit         Transaction Fee
               ---------------------------  ----------------------
                            1-100                  $   500
                          101-200                   $1,000
                          201-300                   $1,500
                          301-400                   $2,000
                          401-500                   $2,500
                          501-600                   $3,000
                          601-700                   $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2009.


                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                              8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
Report of Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Exchange-Traded AlphaDEX(R) Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded AlphaDEX(R) Fund, comprised of the First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, and First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "Funds"), as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
September 25, 2009

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2009 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            Federal Tax Information

For the taxable year ended July 31, 2009, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                             Dividends Received
                                                                 Deduction
                                                            -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                   100%
First Trust Consumer Staples AlphaDEX(R) Fund                         100%
First Trust Energy AlphaDEX(R) Fund                                   100%
First Trust Financials AlphaDEX(R) Fund                                68%
First Trust Health Care AlphaDEX(R) Fund                                0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            100%
First Trust Materials AlphaDEX(R) Fund                                100%
First Trust Technology AlphaDEX(R) Fund                                 0%
First Trust Utilities AlphaDEX(R) Fund                                100%
First Trust Large Cap Core AlphaDEX(R) Fund                           100%
First Trust Mid Cap Core AlphaDEX(R) Fund                             100%
First Trust Small Cap Core AlphaDEX(R) Fund                           100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund            100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund           100%
First Trust Multi Cap Value AlphaDEX(R) Fund                          100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                         100%

For the taxable year ended July 31, 2009, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                            Qualified Dividend
                                                                  Income
                                                            ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                 100%
First Trust Consumer Staples AlphaDEX(R) Fund                       100%
First Trust Energy AlphaDEX(R) Fund                                 100%
First Trust Financials AlphaDEX(R) Fund                              71%
First Trust Health Care AlphaDEX(R) Fund                              0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          100%
First Trust Materials AlphaDEX(R) Fund                              100%
First Trust Technology AlphaDEX(R) Fund                               0%
First Trust Utilities AlphaDEX(R) Fund                              100%
First Trust Large Cap Core AlphaDEX(R) Fund                         100%
First Trust Mid Cap Core AlphaDEX(R) Fund                           100%
First Trust Small Cap Core AlphaDEX(R) Fund                         100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund          100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund         100%
First Trust Multi Cap Value AlphaDEX(R) Fund                        100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                       100%

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)

Board Considerations Regarding Approval of Advisory Contract for First Trust Exchange-Traded AlphaDEX(R) Fund

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following sixteen series of the Trust (each a "Fund" and collectively, the "Funds"):

First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2010 for each Fund at a meeting held on March 1-2, 2009. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2008. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through at least March 31, 2010. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)

fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and (ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that, similar to almost all other funds, each Fund's performance was impacted by the severe market downturn in 2008, and the volatility in the market also affected the Funds' premium/discount. The Board noted that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as each Fund's assets grow. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to ETF products for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board, noting that the Advisor incurred a loss in 2008. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)

                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

   o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;
   o  Information about your transactions with us, our affiliates or others;
   o  Information we receive from your inquiries by mail, e-mail or telephone;
      and
   o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.
      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)


Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF OFFICE                                         THE FIRST TRUST   OTHER
NAME, ADDRESS,                       AND YEAR FIRST                                         FUND COMPLEX      TRUSTEESHIPS OR
DATE OF BIRTH AND                    ELECTED OR           PRINCIPAL OCCUPATIONS             OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE TRUST              APPOINTED            DURING PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee         o Indefinite Term    Physician; President,             60                None
c/o First Trust Advisors                                  Wheaton Orthopedics;
L.P.                                 o Since Inception    Co-Owner and Co-Director,
120 E. Liberty Drive,                                     (January 1996 to May 2007),
Suite 400                                                 Sports Med Center for
Wheaton, IL 60187                                         Fitness; Limited Partner,
D.O.B.: 04/51                                             Gundersen Real Estate Limited
                                                          Partnership; Member,
                                                          Sportsmed LLC

Thomas R. Kadlec, Trustee            o Indefinite Term    Senior Vice President and         60                Director of
c/o First Trust Advisors                                  Chief Financial Officer (May                        ADM Investor
L.P.                                 o Since Inception    2007 to Present), Vice President                    Services, Inc.
120 E. Liberty Drive,                                     and Chief Financial Officer (1990                   and Director of
Suite 400                                                 to May 2007), ADM Investor                          Archer Financial
Wheaton, IL 60187                                         Services, Inc. (Futures                             Services, Inc.
D.O.B.: 11/57                                             Commission Merchant);
                                                          President (May 2005 to
                                                          Present), ADM Derivatives,
                                                          Inc.; Registered
                                                          Representative (2000 to
                                                          Present), Segerdahl &
                                                          Company, Inc., a FINRA
                                                          member (Broker-Dealer)

Robert F. Keith, Trustee             o Indefinite Term    President (2003 to Present),      60                None
c/o First Trust Advisors                                  Hibs Enterprises (Financial
L.P.                                 o Since Inception    and Management Consulting)
120 E. Liberty Drive,
Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee             o Indefinite Term    President (June 2002 to           60                Director of
c/o First Trust Advisors                                  Present), Covenant College                          Covenant
L.P.                                 o Since Inception                                                        Transport Inc.
120 E. Liberty Drive,
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


-----------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,          o Indefinite Term    President, First Trust            60                Trustee of
President, Chairman of the                                Advisors L.P. and First                             Wheaton College
Board and CEO                        o Since Inception    Trust Portfolios L.P.;
120 E. Liberty Drive,                                     Chairman of the Board of
Suite 400                                                 Directors, BondWave LLC
Wheaton, IL 60187                                         (Software Development Company/
D.O.B.: 09/55                                             Investment Advisor) and
                                                          Stonebridge Advisors LLC
                                                          (Investment Advisor)


--------------------

1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2009 (Unaudited)


                            POSITION AND                TERM OF OFFICE
NAME, ADDRESS AND           OFFICES                     AND LENGTH OF          PRINCIPAL OCCUPATIONS
DATE OF BIRTH               WITH TRUST                  SERVICE                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             Treasurer, Controller,      o Indefinite Term      Chief Financial Officer, First Trust Advisors
120 E. Liberty Drive,       Chief Financial Officer                            L.P. and First Trust Portfolios L.P.; Chief
Suite 400                   and Chief Accounting        o Since Inception      Financial Officer, BondWave LLC (Software
Wheaton, IL 60187           Officer                                            Development Company/Investment Advisor) and
D.O.B.: 11/57                                                                  Stonebridge Advisors LLC (Investment Advisor)

Erin E. Chapman             Assistant Secretary         o Indefinite Term      Assistant General Counsel (October 2007 to Present),
120 E. Liberty Drive,                                                          Associate Counsel (March 2006 to October 2007), First
Suite 400                                               o Since June 2009      Trust Advisors L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                              Associate Attorney (November 2003 to March 2006),
D.O.B.: 07/58                                                                  Doyle & Bolotin, Ltd.

James M. Dykas              Assistant Treasurer         o Indefinite Term      Senior Vice President (April 2007 to Present),
120 E. Liberty Drive,                                                          Vice President (January 2005 to April 2007),
Suite 400                                               o Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.; Executive Director (December 2002
D.O.B.: 01/66                                                                  to January 2005), Vice President (December 2000
                                                                               to December 2002), Van Kampen Asset Management and
                                                                               Morgan Stanley Investment Management

W. Scott Jardine            Secretary and Chief         o Indefinite Term      General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,       Compliance Officer                                 and First Trust Portfolios L.P.; Secretary,
Suite 400                                               o Since Inception      BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist         Vice President              o Indefinite Term      Senior Vice President (September 2005 to Present),
120 E. Liberty Drive,                                                          Vice President (April 2004 to September 2005),
Suite 400                                               o Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch             Assistant Vice President    o Indefinite Term      Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
Suite 400                                               o Since July 2008      L.P.; Vice President (May 1998 to January 2008), Van
Wheaton, IL 60187                                                              Kampen Asset Management and Morgan Stanley
D.O.B.: 07/58                                                                  Investment Management

Kristi A. Maher             Assistant Secretary         o Indefinite Term      Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,                                                          Assistant General Counsel (March 2004 to May
Suite 400                                               o Since Inception      2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                              Trust Portfolios L.P.
D.O.B.: 12/66

Roger Testin                Vice President              o Indefinite Term      Senior Vice President (November 2003 to
120 E. Liberty Drive,                                                          Present), Vice President (August 2001 to
Suite 400                                               o Since Inception      November 2003), First Trust Advisors L.P.
Wheaton, IL 60187                                                              and First Trust Portfolios L.P.
D.O.B.: 06/66

Stan Ueland                 Vice President              o Indefinite Term      Vice President (August 2005 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust
Suite 400                                               o Since Inception      Portfolios L.P; Vice President (May 2004 to
Wheaton, IL 60187                                                              August 2005), BondWave LLC (Software Development
D.O.B.: 11/70                                                                  Company/Investment Advisor); Account Executive
                                                                               (January 2003 to May 2004), Mina Capital
                                                                               Management, LLC and Samaritan Asset Management
                                                                               Services, Inc.


--------------------

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited)
--------------------------------------------------------------------------------

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called Creation Units can be purchased from, or redeemed to, the Fund.

In 2008 and into 2009, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of a Fund.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in an individual industry. You should be aware that an investment in a portfolio that is concentrated in an individual industry involves additional risk, including limited diversification.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

Each Fund is not actively managed. The Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. The Fund invests in securities included in or representative of its index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund and the First Trust Small Cap Core AlphaDEX(R) Fund may invest in small capitalization and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which the Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Because companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits, these companies may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of foods and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been at historic highs and extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although the barriers which separated the banking, insurance and securities industries were eliminated by legislation, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Recent negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, such as hurricanes and earthquakes, acts of

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

The First Trust Financials AlphaDEX(R) Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States. Due to the downturn, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and are likely to continue to be subject to interest rates that are significantly higher than those experienced by mortgage loans underwritten in a more traditional manner. The downturn in the subprime mortgage lending market and the resulting impact on the world's economies has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation and involvement in the industry. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Because companies in the materials sector are involved in the extracting or processing of raw materials, general risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. Because companies in the technology sector serve the electronics and computer industries or manufacture products based on the latest applied science, general risks of these companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.


        NOT FDIC INSURED        NOT BANK GUARANTEED        MAY LOSE VALUE

--------------------------------------------------------------------------------


[LOGO OMITTED]      FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND



--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

        (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

        (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended codes of ethics is provided as an exhibit pursuant to Item 12(a)(1).

        (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
        (b) of this item's instructions.

        (e) Not applicable.


Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $1,500 for 2008 and $400,000 for 2009.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2008 and $0 for 2009.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $68,000 for 2008 and $68,800 for 2009. These fees were for tax consultation.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2008 and $0 2009.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

         All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

            Registrant:                      Adviser and Distributor:

                (b) 0%                                  (b) 0%

                (c) 0%                                  (c) 0%

                (d) 0%                                  (d) 0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2008 were $68,000 for the registrant, $19,143 for the registrant's investment adviser and $45,088 for the registrant's distributor, and for 2009 were $68,800 for the registrant, $6,000 for the registrant's investment adviser and $60,300 for the registrant's distributor.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded AlphaDEX(R) Fund

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date:    September 23, 2009



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date:    September 23, 2009



By (Signature and Title)* /s/ Mark R. Bradley
                          --------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:    September 23, 2009


* Print the name and title of each signing officer under his or her signature.